UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Azio AI Holdings, Inc.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AZIO AI HOLDINGS, INC.

7510 Ardmore Street

Houston, TX 77054

October 9, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Azio AI Holdings, Inc. (“Azio AI”) to be held virtually, via a live webcast, on November 2, 2026, at 9:00 a.m., Pacific Time. You will not be able to attend the Annual Meeting in-person. The formal Notice of the Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the business to be acted upon at the Annual Meeting.

We have sent stockholders of record at the close of business on September 10, 2026, copies of our Proxy Statement for the Annual Meeting, including a proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2025.

Your vote is important to us. Whether or not you plan to participate in the Annual Meeting, we encourage you to vote promptly. You may vote on the Internet, by telephone, or by completing, signing, dating and returning a proxy card or voting instruction form. Please read the enclosed information carefully before voting.

Thank you for your continued support of Azio AI.

Sincerely,

/s/ Chris Young
Chris Young
Chief Executive Officer and Chairman of the Board Azio AI Holdings, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held at 9:00 a.m., Pacific Time, on November 2, 2026

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Azio AI Holdings, Inc., a Delaware corporation (the “Company”, “we”, “us”, or “our”), will be held virtually, via live webcast, on November 2, 2026, at 9:00 a.m., Pacific Time. You will not be able to attend the Annual Meeting in person. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting HTTPS://EDGE.MEDIA-SERVER.COM/MMC/GO/AZIO2026AGM.

The Annual Meeting will be held for the following purposes:

1.

to elect the nominee named in our Proxy Statement as a Class III director for a three-year term expiring in 2029 and until his successor has been duly elected and qualified or until his earlier resignation, removal or death;

2.	to ratify the appointment of TAAD LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.	to approve, on a non-binding advisory basis, the compensation paid to our Named Executive Officers in fiscal year 2025;

4.

to approve, for purposes of complying with Listing Rules 5635(a) and 5635(b) of The Nasdaq Stock Market LLC, the issuance of shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), upon conversion of the Company’s Series A Non-Voting Convertible Preferred Stock, par value $0.00001 per share;

5.

to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect, at the discretion of the Company’s Board of Directors (the “Board”), a reverse stock split of the Common Stock, at a ratio in the range of 1-for-15 to 1-for-30, with such ratio to be determined at the discretion of the Board;

6.	to approve the Company’s 2026 Equity Incentive Plan;

7.

to approve a proposal to adjourn the Annual Meeting with respect to one or more of the foregoing proposals to a later date or dates, if necessary or appropriate, as determined by the Chairman of the Board, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of such proposals or if the Company’s initial listing application required by Nasdaq Listing Rule 5110(a) has not yet been approved; and

8.	to consider and act upon other business which may properly come before the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are entitled to vote only if you were a stockholder at the close of business on September 10, 2026, the record date for the Annual Meeting. We hope that you will attend the Annual Meeting via live webcast. Whether or not you plan to attend the Annual Meeting, please vote by proxy as soon as possible over the Internet or by telephone as instructed on the enclosed proxy card or by mail by following the instructions on the enclosed proxy card. If you are a holder of record of Common Stock, you may also cast your vote virtually at the Annual Meeting. If your shares are held in “street name” (that is, held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee as to how to vote your shares.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on November 2, 2026, at 9:00 a.m., Pacific Time: This Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement are available at https://www.iproxydirect.com/aazio.

BY ORDER OF THE BOARD OF DIRECTORS:

Dated: October 9, 2026	/s/ Chris Young
Chris Young
Chief Executive Officer and Chairman of the Board Azio AI Holdings, Inc.

GENERAL INFORMATION	5
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	13
DESCRIPTION OF THE TRANSACTION	15
BACKGROUND AND REASONS FOR THE TRANSACTION	18
DESCRIPTION OF BUSINESS	26
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AZIO AI CORPORATION	29
PROPOSAL 1: ELECTION OF THE CLASS III DIRECTOR	36
INFORMATION ABOUT THE DIRECTOR NOMINEE	36
CONTINUING DIRECTORS	37
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026	39
CORPORATE GOVERNANCE	40
REPORT OF THE AUDIT COMMITTEE	44
EXECUTIVE COMPENSATION	45
PROPOSAL 3: NON-BINDING ADVISORY APPROVAL OF COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS IN FISCAL YEAR 2025	51
PROPOSAL 4: APPROVAL OF, IN ACCORDANCE WITH NASDAQ LISTING RULES, THE ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF THE SERIES A PREFERRED STOCK	52
PROPOSAL 5: AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION EFFECTING REVERSE STOCK SPLITS OF ISSUED SHARES OF OUR COMMON STOCK, AT RATIOS BETWEEN 1-FOR-15 TO 1-FOR-30, WITH ONE OF THE RATIOS WITHIN THE FOREGOING RANGE TO BE CHOSEN AT THE DISCRETION OF THE BOARD AND THE REMAINDER TO BE ABANDONED	54
PROPOSAL 6: APPROVAL OF THE AZIO AI HOLDINGS, INC. 2026 EQUITY INCENTIVE PLAN	58
PROPOSAL 7: ADJOURNMENT OF THE ANNUAL MEETING WITH RESPECT TO ONE OR MORE OF THE PROPOSALS TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, AS DETERMINED BY THE CHAIRMAN OF THE BOARD, TO PERMIT FURTHER SOLICITATION OF PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, THE APPROVAL OF ANY OF SUCH PROPOSALS AT THE ANNUAL MEETING OR IF THE COMPANY’S INITIAL LISTING APPLICATION REQUIRED BY NASDAQ LISTING RULE 5110(A) HAS NOT YET BEEN APPROVED	67
DIRECTOR COMPENSATION	68
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	69
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	71
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDIT FEES	72
OTHER MATTERS	73
IMPORTANT	74

AZIO AI HOLDINGS, INC.

7510 Ardmore Street

Houston, TX 77054

PROXY STATEMENT

2026 ANNUAL MEETING OF STOCKHOLDERS

To be held at 9:00 a.m., Pacific Time, on November 2, 2026

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Azio AI Holdings, Inc., a Delaware corporation (the “Company”, “we”, “us”, or “our”), for use at the 2026 Annual Meeting of Stockholders (including any adjournment or postponement thereof, the “Annual Meeting”) to be held virtually, via live webcast, on November 2, 2026, at 9:00 a.m., Pacific Time, or at any postponement or adjournment of the Annual Meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”). You will not be able to attend the Annual Meeting in-person.

GENERAL INFORMATION

Why am I receiving these materials?

You have received the Notice, this Proxy Statement and the accompanying proxy card because you held shares of our common stock, par value $0.00001 per share (“Common Stock”), as of the close of business on September 10, 2026 (the “Record Date”), and are entitled to vote at the Annual Meeting. Our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting.

You are invited to attend the Annual Meeting virtually to vote on the proposals described in this Proxy Statement. However, you do not need to virtually attend the Annual Meeting to vote your shares of our Common Stock. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement or the accompanying proxy card. Regardless of whether you expect to attend the Annual Meeting, please vote your shares as soon as possible in order to ensure your shares are represented at the Annual Meeting.

This Proxy Statement was made available to our stockholders beginning on or about October 9, 2026. Please read this Proxy Statement, as it contains important information you need to know to vote at the Annual Meeting.

Who can attend the Annual Meeting?

Any person who was a stockholder or a beneficial owner as of the close of business on the Record Date may attend the Annual Meeting. If your shares are held in street name and you would like to vote your shares at the Annual Meeting, you will need to obtain a valid proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will be asked to consider and vote upon the proposals and other matters described in this Proxy Statement and any other matters that properly come before the Annual Meeting.

When and where will the Annual Meeting be held?

The Annual Meeting will be held virtually, via live webcast, on November 2, 2026, at 9:00 a.m., Pacific Time. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting HTTPS://EDGE.MEDIA-SERVER.COM/MMC/GO/AZIO2026AGM. Prior to the Annual Meeting, you will be able to vote at https://www.iproxydirect.com/aazio. As part of the registration process, you must enter the 8-digit control and request ID numbers shown on your proxy card or the voting instructions that accompanied your proxy materials. Upon completing your registration, you will receive further instructions informing you how to access the Annual Meeting and how to vote and submit questions during the Annual Meeting.

Why is the Annual Meeting being held virtually?

The Annual Meeting is being held in a virtual-only format. This is often referred to as a “virtual Annual Meeting.” The webcast will allow all stockholders to attend and participate in the Annual Meeting, regardless of their physical location. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. As with an in-person meeting, you will be able to vote and ask questions during the Annual Meeting.

How can I participate in the Annual Meeting?

All holders of our Common Stock as of the close of business on the Record Date and persons holding valid legal proxies from such stockholders are invited to attend the Annual Meeting. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting HTTPS://EDGE.MEDIA-SERVER.COM/MMC/GO/AZIO2026AGM. Prior to the Annual Meeting, you will be able to vote at https://www.iproxydirect.com/aazio. As part of the registration process, you must enter the 8-digit control and request ID numbers shown on your proxy card or the voting instructions that accompanied your proxy materials. Upon completing your registration, you will receive further instructions informing you how to access the Annual Meeting and how to vote and submit questions during the Annual Meeting.

The Annual Meeting is scheduled to begin at 9:00 a.m., Pacific Time, on November 2, 2026. The webcast will open 15 minutes before the start of the Annual Meeting. We encourage you to access the webcast prior to the scheduled start time to ensure you are logged in when the Annual Meeting begins.

How can I ask questions during the virtual Annual Meeting?

This year’s Annual Meeting will be a completely “virtual meeting” of stockholders. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting HTTPS://EDGE.MEDIA-SERVER.COM/MMC/GO/AZIO2026AGM. Stockholder questions may be submitted in the field provided in the web portal during the Annual Meeting for consideration. The Annual Meeting will be governed by our Rules of Conduct and Procedures, which will be available in the web portal during the Annual Meeting.

Will I be able to vote my shares during the virtual Annual Meeting?

All holders of our Common Stock as of the close of business on the Record Date may vote their shares electronically during the Annual Meeting by visiting the virtual meeting site at HTTPS://EDGE.MEDIA-SERVER.COM/MMC/GO/AZIO2026AGM and following the related instructions. As part of the registration process, you must enter the 8-digit control and request ID numbers shown on your proxy card or the voting instructions that accompanied your proxy materials, and to follow the related instructions. Whether or not you plan to attend the virtual Annual Meeting, you are encouraged to vote your shares prior to the start of the Annual Meeting at https://www.iproxydirect.com/aazio.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting website?

We will have technicians ready to assist you with technical difficulties that you may have when accessing the webcast for the Annual Meeting. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.

What is a “proxy”?

The term “proxy,” when used with respect to a stockholder, refers to either a person or persons legally authorized to act on the stockholder’s behalf or a format that allows the stockholder to vote without attending the virtual Annual Meeting. Our Board is asking for your proxy with respect to the Annual Meeting. This means that you authorize persons selected by the Board and named in the accompanying proxy card (the “Proxy Holders”) to vote your shares at the Annual Meeting in the way that you instruct. All shares represented by valid proxies received before the vote at the Annual Meeting will be voted by the Proxy Holders in accordance with the stockholder’s specific voting instructions.

What proposals will be voted on at the Annual Meeting?

Stockholders will vote on the following proposals (the “Proposals”) at the Annual Meeting:

1.

to elect the nominee named in our Proxy Statement as a Class III director for a three-year term expiring in 2029 and until his successor has been duly elected and qualified or until his earlier resignation, removal or death (“Proposal 1”);

2.	to ratify the appointment of TAAD LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”);

3.	to approve, on a non-binding advisory basis, the compensation paid to our Named Executive Officers in fiscal year 2025 (the “Say-on-Pay Vote”) (“Proposal 3”);

4.

to approve, for purposes of complying with Listing Rules 5635(a) and 5635(b) of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance of shares of Common Stock, upon conversion of the Company’s Series A Non-Voting Convertible Preferred Stock, par value $0.00001 per share (“Series A Preferred Stock”) (the “Conversion Proposal” or “Proposal 4”);

5.

to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the
“Certificate of Incorporation”), to effect, at the discretion of the Board, a reverse stock split of the Common Stock, at a ratio in the range of 1-for-15 to 1-for-30, with such ratio to be determined at the discretion of the Board (the “Reverse Stock Split Proposal” or “Proposal 5”);

6.	to approve the Azio AI Holdings, Inc. 2026 Equity Incentive Plan (the “2026 Plan Proposal” or “Proposal 6”);

7.

to approve a proposal to adjourn the Annual Meeting with respect to one or more of the foregoing proposals to a later date or dates, if necessary or appropriate, as determined by the Chairman of the Board, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of such proposals or if the Company’s initial listing application required by Nasdaq Listing Rule 5110(a) has not yet been approved (the “Adjournment Proposal” or “Proposal 7”); and

8.	to consider and act upon other business which may properly come before the Annual Meeting or any postponement or adjournment thereof.

If any other matter is properly brought before the Annual Meeting, your executed proxy would authorize the Proxy Holders to vote on such matters in the Proxy Holders’ discretion.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting. If you were a stockholder of record on the Record Date, you will be entitled to vote all of the shares of our Common Stock that you held on that date at the Annual Meeting or at any postponement or adjournment of the Annual Meeting.

What does it mean to be a “stockholder of record”?

If, at 5:00 p.m., Eastern Time, on the Record Date, your shares of our Common Stock were registered directly in your name with our transfer agent, then you are a “stockholder of record.” As a “stockholder of record,” you may vote at the virtual Annual Meeting or vote in advance of the Annual Meeting by proxy. Regardless of whether you plan to attend the Annual Meeting, we urge you to vote your shares using one of the voting methods described in this Proxy Statement or the accompanying proxy card.

What does it mean to be a “beneficial owner” of shares held in “street name”?

If, at 5:00 p.m., Eastern Time, on the Record Date, your shares of our Common Stock were held in an account at a broker, bank, or other financial institution (we refer to each of those organizations as a “broker”), then you are the “beneficial owner” of shares held in “street name,” and these proxy materials are being made available to you by that broker. The broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. You have the right to direct your broker on how to vote the shares in your account by following the instructions printed on the voting instruction form received from the broker holding such shares.

How many votes do I have?

On each matter to be voted upon, you will have one vote for each share of our Common Stock that you owned on the Record Date. For a description of the vote required to approve the Proposals, please see “What vote is required to approve the Proposals” below.

How many votes can be cast by all stockholders?

We had 17,207,848 outstanding shares of our Common Stock on the Record Date, and each of those shares of our Common Stock is entitled to one vote. Stockholders are not entitled to cumulative voting rights.

How many votes must be present to hold the Annual Meeting?

To conduct business at the Annual Meeting, a quorum must be present. The presence in person or by proxy of the holders of one-third of the shares of our Common Stock entitled to vote at the Annual Meeting will constitute a quorum. Thus, holders of at least 5,735,950 shares of our Common Stock must be represented in person or by proxy at the Annual Meeting to have a quorum.

An “abstention” occurs when a holder of shares of our Common Stock represented at the Annual Meeting in person or by proxy determines not to vote “for” or “against” any particular Proposal. Under Delaware law, “abstentions” are treated as shares of our Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting.

A “broker non-vote” occurs when a beneficial owner of shares of our Common Stock who holds shares through a bank, broker, or other nominee (herein after referred to as a “broker”) and the beneficial owner fails to give the broker instructions on how to vote the beneficial owner’s shares on “non-routine” matters. Where, as at the Annual Meeting, at least one “routine” matter (here, Proposal 2, Proposal 5 and Proposal 7 are “routine” matters) on which brokers will have discretionary authority to vote a beneficial owner’s shares of Common Stock will be submitted to stockholders, “broker non-votes” are treated as present and entitled to vote for purposes of determining the presence of a quorum.

Our amended and restated bylaws permit the Annual Meeting to be adjourned by the chairman of the Annual Meeting or, in the absence of such person, by any officer of the Company entitled to preside at or to act as secretary of the Annual Meeting, or by the holders of a majority of the shares of our Common Stock present in person or by proxy at the Annual Meeting, and entitled to vote, although less than a quorum.

How do I vote my shares?

Stockholders of record and beneficial owners at the close of business on the Record Date can vote in advance of the Annual Meeting by mail, telephone or Internet, or at the Annual Meeting by visiting the virtual meeting site at HTTPS://EDGE.MEDIA-SERVER.COM/MMC/GO/AZIO2026AGM, each of which method is further described below. Whether or not you plan to attend the virtual Annual Meeting, we strongly encourage you to vote your shares in advance of the Annual Meeting by telephone, Internet or, if you received paper copies of the proxy materials, by mail.

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Voting by Internet. Prior to the Annual Meeting, you may use the Internet by visiting https://www.iproxydirect.com/aazio and following the instructions on your proxy card to vote your proxy 24 hours a day, 7 days a week. During the Annual Meeting, you may use the Internet by visiting HTTPS://EDGE.MEDIA-SERVER.COM/MMC/GO/AZIO2026AGM to vote.

•	Voting by Telephone. You may vote by proxy by calling 1-866-752-8683 and following the instructions on your proxy card 24 hours a day, 7 days a week.

•

Voting by Mail. To vote by mail, please mark, sign, and date your proxy card and return it in the enclosed postage-paid envelope. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxy card. If you vote by Internet or telephone as described above, you do not need to mail your proxy card to us.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, you are strongly encouraged to vote your shares prior to the start of the Annual Meeting by one of the methods described above. If you vote electronically at the Annual Meeting, you will revoke any prior proxy you may have submitted. If you vote in advance of the Annual Meeting, you will not need to vote at the Annual Meeting unless you wish to revoke your proxy and change your previous vote.

Can I revoke a previously delivered proxy or change my vote after I deliver my proxy?

Yes, you may revoke a previously delivered proxy by delivering another properly completed proxy with a later date (including via telephone or Internet), or by delivering written notice of revocation of your proxy to the attention of our Chief Financial Officer at our principal executive offices located at Azio AI Holdings, Inc., 7510 Ardmore Street, Houston, TX 77054, in each case before the exercise of the previously delivered proxy at the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting electronically by following the instructions available on the virtual Annual Meeting web portal, although attendance at the Annual Meeting will not, in and of itself, revoke a valid proxy that was previously delivered. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting HTTPS://EDGE.MEDIA-SERVER.COM/MMC/GO/AZIO2026AGM. Prior to the Annual Meeting, you will be able to vote at https://www.iproxydirect.com/aazio.

How do I vote if my shares are held in “street name”?

If you hold your shares through a broker, you must follow the instructions on your voting instruction form on how to vote your shares. In order to ensure your broker votes your shares in the manner you would like, you must provide voting instructions to your broker by the deadline provided on your voting instruction form.

Will my shares be voted if I do not provide instructions to my broker or nominee?

Brokerage firms or other nominees may not vote your shares on “non-routine” matters, including the election of a director nominee under Proposal 1 (Election of Directors), Proposal 3 (Say-on-Pay Vote), Proposal 4 (Conversion Proposal), and Proposal 6 (2026 Plan Proposal) in the absence of your specific instructions as to how to vote. We encourage you to provide instructions to your broker regarding the voting of your shares. If you do not instruct your broker how to vote with respect to the election of a director nominee under Proposal 1 or with respect to Proposal 3, 4 or 6, your broker may not vote with respect to such Proposal, and your vote will be counted as a “broker non-vote.” Proposal 2 (Ratification of Appointment of TAAD LLP), Proposal 5 (Reverse Stock Split Proposal) and Proposal 7 (the Adjournment Proposal) are routine matters on which your broker can exercise voting discretion.

A “broker non-vote” occurs when shares held by a broker in street name for a beneficial owner are not voted with respect to a Proposal because the broker has not received voting instructions from the stockholder who beneficially owns the shares, and the broker lacks the authority to vote the shares at their discretion. As such, a broker may not vote your shares with respect to such Proposals, or any other non-discretionary matters, without your instructions. If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters. We address the effect of broker non-votes on the outcome of the Proposals in further detail below.

Please submit your vote instruction form so your vote is counted.

What vote is required to approve each of the Proposals?

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed

Proposal 1 - Election of the nominee named in our Proxy Statement as a Class III director	Plurality of the votes cast by the stockholders entitled to vote on Proposal 1	No

Proposal 2 - Ratification of the appointment of TAAD LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	A majority in voting power of the shares of our Common Stock present in person or represented by proxy and entitled to vote on Proposal 2	Yes

Proposal 3 - Approval, on a non-binding advisory basis, of the compensation paid to our Named Executive Officers	A majority in voting power of the shares of our Common Stock present in person or represented by proxy and entitled to vote on Proposal 3	No

Proposal 4 – Approval of, for purposes of complying with Nasdaq Listing Rules 5635(a) and 5635(b), the issuance of shares of Common Stock, upon conversion of the Series A Preferred Stock	A majority in voting power of the shares of our Common Stock present in person or represented by proxy and entitled to vote on Proposal 4	No

Proposal 5 – Approval of an amendment to the Certificate of Incorporation effecting a reverse stock split of the Common Stock, at a ratio in the range of 1-for-15 to 1-for-30, with such ratio to be determined at the discretion of the Board

	A majority of the outstanding shares of Common Stock entitled to vote	Yes

Proposal 6 – Approval of the Azio AI Holdings, Inc. 2026 Equity Incentive Plan	A majority in voting power of the shares of our Common Stock present in person or represented by proxy and entitled to vote on Proposal 6	No

Proposal 7 – Approval of a proposal to adjourn the Annual Meeting with respect to one or more of the foregoing Proposals to a later date or dates, if necessary or appropriate, as determined by the Chairman of the Board, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of such Proposals or if the Company’s initial listing application required by Nasdaq Listing Rule 5110(a) has not yet been approved.	A majority in voting power of the shares of our Common Stock present in person or represented by proxy and entitled to vote on Proposal 7	Yes

The vote on Proposals 1, 3, 4, and 6 are “non-routine” matters under applicable stock exchange rules, meaning that if you are the beneficial owner of shares of our Common Stock and do not instruct your broker how to vote with respect to such Proposals, your broker is not permitted to vote on such Proposals. However, because each of Proposal 2, Proposal 5 and Proposal 7 is considered a “routine” matter, brokers have discretionary authority to vote your shares on each of Proposal 2, Proposal 5 and Proposal 7 in their discretion.

The election of the nominee named in this Proxy Statement as a Class III director (Proposal 1) requires the affirmative vote of a plurality of votes cast by the stockholders entitled to vote on Proposal 1. As such, the Class III director nominee receiving the highest number of votes cast will be elected to our Board. As of the date of the mailing of this Proxy Statement, there is only one nominee to be voted on by stockholders at the Annual Meeting. Because “abstentions” and “broker non-votes” on Proposal 1 are not considered “votes cast”, they will have no effect on Proposal 1.

Each of Proposals 2, 3, 4, and 6 requires the affirmative vote of a majority in voting power of the shares of our Common Stock present in person or represented by proxy and entitled to vote on each such Proposal. Because “abstentions” are considered both present and entitled to vote on each of Proposals 2, 3, 4, and 6, an “abstention” on each such Proposal will count as a vote “against” such Proposal. Proposal 5 requires the affirmative vote of a majority of the outstanding shares of our Common Stock entitled to vote. “Abstentions” will have the same effect as a vote “against” Proposal 5.

Because each of Proposal 2, Proposal 5 and Proposal 7 is a “routine” matter on which brokers have discretionary authority, there will be no “broker non-votes” on each of Proposal 2, Proposal 5 and Proposal 7. Because Proposals 3, 4, and 6 are “non-routine” matters, there will be “broker non-votes” on these Proposals. Because “broker non-votes” are not considered “entitled to vote” on Proposals 3, 4, and 6, however, “broker non-votes” will have no effect on Proposals 3, 4, and 6.

How does our Board recommend that I vote?

Our Board recommends that you vote:

•	“FOR” Proposal 1—Election of the nominee named in this Proxy Statement as a Class III director;

•	“FOR” Proposal 2—Ratification of the appointment of TAAD LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

•	“FOR” Proposal 3— Approval, on a non-binding advisory basis, of the compensation paid to our Named Executive Officers in fiscal year 2025;

•	“FOR” Proposal 4— Approval of issuance of shares of Common Stock upon conversion of the Series A Non-Voting Convertible Preferred Stock;

•

“FOR” Proposal 5— Approval of an amendment to the Certificate of Incorporation effecting a reverse stock split of outstanding shares of our Common Stock, at a ratio in the range of 1-for-15 to 1-for-30, with such ratio to be determined at the discretion of the Board; and

•	“FOR” Proposal 6— Approval of Azio AI Holdings, Inc. 2026 Equity Incentive Plan.

•

“FOR” Proposal 7 - Approval of a proposal to adjourn the Annual Meeting with respect to one or more of the foregoing Proposals to a later date or dates, if necessary or appropriate, as determined by the Chairman of the Board, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of such Proposals or if the Company’s initial listing application required by Nasdaq Listing Rule 5110(a) has not yet been approved.

If I give a proxy, how will my shares be voted?

Proxies received by us before the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated thereon. If you properly return your proxy but do not include voting instructions, the shares subject to your proxy will be voted in accordance with the recommendation of our Board on the matter presented in this Proxy Statement. Unsigned proxy cards will not be voted. If you vote in advance of the Annual Meeting by telephone or the Internet, you do not need to return your proxy card.

If the Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting, and you will be able to revoke your proxy until it is voted at the postponed or adjourned meeting.

What if other matters are voted on at the Annual Meeting?

With respect to any other matter that properly comes before the Annual Meeting, the Proxy Holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

On the date we filed this Proxy Statement with the U.S. Securities and Exchange Commission (the “SEC”), the Board did not know of any other matter to be brought before the Annual Meeting.

How will my shares be treated if I mark “abstain” on any Proposal on my proxy card?

We will count a properly executed proxy marked “abstain” as present for purposes of determining whether a quorum is present at the Annual Meeting for the conduct of business. An “abstention” on any of the Proposals is considered both “present” and “entitled to vote” at the Annual Meeting, but not as a “vote cast.” An “abstention” on any Proposal will have the following effects:

●	Proposal 1 – No effect
●	Proposal 2 – Against
●	Proposal 3 – Against
●	Proposal 4 – Against
●	Proposal 5 – Against
●	Proposal 6 – Against
●	Proposal 7 – Against

What does it mean if I receive more than one Proxy Statement?

If you receive more than one copy of this Proxy Statement, your shares may be registered in more than one name or in different accounts. Please follow the instructions on this Proxy Statement or the accompanying proxy card to ensure that all your shares are voted.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K, which we will file with the SEC within four business days after the Annual Meeting.

Do I have dissenters’ rights with respect to any of the Proposals?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the Proposals to be voted upon at the Annual Meeting.

Is my vote confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections of the Annual Meeting, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and our Board.

When are stockholder proposals due for the 2027 Annual Meeting?

Under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any stockholder desiring to include a proposal in our proxy statement with respect to our 2027 Annual Meeting of Stockholders should arrange for such proposal to be delivered to us at our corporate headquarters no later than June 11, 2027 in order to be considered for inclusion in our proxy statement relating to such annual meeting; provided, however, that if the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or after the anniversary of the Annual Meeting, notice by the stockholder must be delivered a reasonable time before the Company begins to print and send its proxy materials. Matters pertaining to such proposals, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act and the rules of the SEC. Although our Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to recommend votes against, stockholder proposals that we are not required to include under Rule 14a-8 under the Exchange Act.

In addition, pursuant to our amended and restated bylaws, any stockholder desiring to submit a proposal for business or to nominate one or more persons for election as directors at our 2027 Annual Meeting of Stockholders must submit a notice of the proposed business or nomination to us between June 5, 2027 and July 5, 2027 (provided, however, that if our 2027 Annual Meeting of Stockholders is advanced or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the Annual Meeting, such notice must be received not later than the close of business on the later of (i) the 90th day prior to the 2027 Annual Meeting or (ii) the 10th day following the date on which public announcement of the 2027 Annual Meeting is first made) or else it will be considered untimely and ineligible to be properly brought before the 2027 Annual Meeting. In each case, the stockholder’s notice of the proposed business or nomination must include certain information specified in our amended and restated bylaws, including information concerning the proposed business or the nominee, as the case may be, and information about the stockholder’s ownership of shares of our capital stock.

In addition to satisfying the foregoing advance notice requirements under our amended and restated bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than our director nominees for the 2027 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 3, 2027. However, if the date of the 2027 Annual Meeting of Stockholders is more than 30 calendar days before or more than 30 calendar days after the anniversary date of the Annual Meeting, such information must be provided by the later of the 60th day prior to the 2027 Annual Meeting of Stockholders and the 10th day following the public announcement of the date of the 2027 Annual Meeting of Stockholders.

All such notices should be submitted in writing to our Secretary at our principal executive offices at Azio AI Holdings, Inc., 7510 Ardmore Street, Houston, TX 77054.

Who is paying for this proxy solicitation?

We will bear the entire cost of solicitation of proxies from our stockholders. Copies of solicitation materials will be furnished to brokerage firms, banks, dealers and other similar organizations holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our Common Stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to the mailing of this Proxy Statement, the solicitation of proxies or votes may be supplemented by telephone, electronic communication, or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

How can I obtain additional information about the Company?

Copies of our 2025 Annual Report are available on our website at www.azioai.ai and will be furnished without charge to stockholders upon written request. Exhibits to the 2025 Annual Report will be provided upon written request. All written requests should be mailed to the attention of our Chief Financial Officer at our principal executive offices located at 7510 Ardmore Street, Houston, TX 77054.

We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including us, that file electronically with the SEC. The SEC’s website is located at http://www.sec.gov.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement, and the documents incorporated by reference herein, contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to future events or our future financial performance or condition and involve known and unknown risks, uncertainties and other factors that could cause our actual results, levels of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “contemplate,” “plan,” “project,” “forecast,” “potential,” “possible,” “proposed,” “should,” “develop,” “opportunity,” “target,” “outlook,” “optimistic,” “poised,” “positioned,” “maintain,” “continue,” “aim,” “goal,” “will” and “would” or the negatives of these terms or other comparable terminology intended to identify statements about the future.

You should not place undue reliance on forward-looking statements. The cautionary statements set forth in this Proxy Statement and the documents incorporated by reference herein identify important factors, which you should consider in evaluating our forward-looking statements. These factors could cause actual results and events to differ materially from those expressed or implied in any forward-looking statement and include, among other things:

o

our ability to successfully integrate the operations, personnel, technology systems, and business culture of Legacy Azio AI (as defined below) following the Acquisition (as defined below), and to realize the anticipated benefits and synergies of this acquisition within the expected timeframe, or at all, and our ability to successfully integrate and realize the benefits of future strategic acquisitions;

o	the possibility that the Acquisition exposes us to unknown, contingent, or underestimated liabilities, including litigation, regulatory, tax, and environmental liabilities;

o	our ability to retain key employees, customers, and business relationships of the acquired business following the Acquisition;

o	potential impairment charges relating to goodwill or other intangible assets recognized in connection with the Acquisition if the acquired business does not perform as expected;

o

our limited operating history and unproven strategy in our artificial intelligence (“AI”) data center, graphics processing unit (“GPU”) compute, and digital power business, and our ability to develop and operate large-scale, power-intensive AI data center campuses on time and within budget;

o	our reliance on a concentrated customer and counterparty base for our GPU sales and infrastructure agreements, and our dependence on a limited number of suppliers for GPUs and related hardware;

o	our ability to generate demand for our products in order to generate revenue;

o	our need for significant additional capital to fund our AI infrastructure and digital power buildout, which may not be available on acceptable terms, or at all;

o	our ability to effectively execute our business strategy;

o	our ability and our suppliers’ ability to scale our manufacturing and assembling processes effectively and quickly;

o	our ability to manage our expansion, growth and operating expenses and reduce and adequately control the costs and expenses associated with operating our business;

o	the potential impact of product recalls and product liability claims relating to the products we distribute and other litigation;

o

our ability and our manufacturing partners’ ability to navigate disruptions to the global supply chain and procure the raw materials, parts, and components necessary to produce our products on terms acceptable to us and our customers;

o

the volatility of digital asset prices and the regulatory treatment of our digital asset mining operations, and our ability to reallocate power and computing capacity between AI and digital asset mining uses;

o	our ability to obtain, retain and grow our customers;

o

our dependence on a reliable, cost-effective, and scalable supply of electricity for our AI data center, GPU compute, and digital asset mining operations, and regulatory or grid operator actions affecting large electricity loads;

o	our ability to enter into, sustain and renew strategic relationships on favorable terms;

o	our dependency on, and retention of, key personnel;

o	our ability to achieve and sustain profitability;

o

the impact of legislation and/or government regulation on our business and industry, including, without limitation, the regulatory treatment of data mining operations, the status of government subsidies, rebates and economic incentives that support the development and demand for our products and services within our electric vehicles segment and our ability to obtain required governmental authorizations for the sale and distribution of our drones;

o	our compliance with foreign laws and regulations related to the international expansion of our drone division;

o	ongoing and anticipated changes in the U.S. political environment and changes to regulatory agencies;

o	changes in trade policies and the imposition of tariffs and other trade barriers in the jurisdictions where we source our materials or sell our products;

o	our ability to evaluate and measure our current business and future prospects;

o	our ability to compete and succeed in highly competitive and evolving industries;

o	our ability to respond and adapt to changes in technology, including the rapid technological change in AI hardware that could render our GPU and data center infrastructure obsolete;

o	the cost and adequacy of insurance coverage and increases in the number or severity of insurance and claims expenses;

o	our ability to protect our intellectual property and to develop, maintain and enhance strong brands;

o

disruptions in our information technology systems, including, but not limited to, system failures, cyber-attacks, unauthorized physical or electronic access, or other natural or man-made incidents or disasters; and

o	our ability to maintain compliance with the listing requirements of Nasdaq and the impact of any steps taken to maintain such compliance on our operations, stock price and future access to capital.

You should read this Proxy Statement and the documents incorporated by reference herein completely and with the understanding that our actual results may differ materially from what we expect as expressed or implied by our forward-looking statements. Forward-looking statements are subject to a number of known and unknown risks, uncertainties, assumptions and other important factors, including, but not limited to, those described in the “Risk Factors” section contained in this Proxy Statement and under similar headings in the other documents that are incorporated by reference in this Proxy Statement. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. In light of the significant risks and uncertainties to which our forward-looking statements are subject, you should not place undue reliance on such forward-looking statements or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. These forward-looking statements represent our estimates and assumptions only as of the date made regardless of the time of delivery of this Proxy Statement. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

DESCRIPTION OF THE TRANSACTION

Overview

On July 2, 2026, we acquired (the “Acquisition”) Azio AI Corporation, a Delaware corporation (“Legacy Azio AI”), in accordance with the terms of the Amended and Restated Agreement and Plan of Merger, dated July 2, 2026 (the “Merger Agreement”), by and among us, Legacy Azio AI, EV-AZ Merger Sub, Inc., a Delaware corporation and our wholly owned subsidiary (“First Merger Sub”), and Azio AI, LLC, a Delaware limited liability company and our wholly owned subsidiary (“Second Merger Sub”). Pursuant to the Merger Agreement, (i) First Merger Sub merged with and into Legacy Azio AI, pursuant to which Legacy Azio AI was the surviving corporation and became our wholly owned subsidiary (the “First Merger”) and (ii) immediately following the effective time of the First Merger (the “First Effective Time”), Legacy Azio AI merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity (the “Surviving Entity”) and became our wholly owned subsidiary (the “Second Merger” and, together with the First Merger, the “Mergers” and such effective time, the “Second Effective Time”). The Merger Agreement amends and restates in its entirety the prior merger agreement between the parties which was entered into and announced on May 19, 2026. The Merger is intended to constitute an integrated transaction that qualifies as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986 for U.S. federal income tax purposes.

Legacy Azio AI was an artificial intelligence infrastructure company focused on the sale and distribution of GPUs and server racks, co-development of AI data center capacity in domestic and international markets, and operation of compute and bitcoin mining systems. Legacy Azio AI was incorporated in Delaware on October 7, 2025. See “Management’s Discussion & Analysis of Financial Condition and Results of Operations” in this Proxy Statement for additional information.

Acquisition of Legacy Azio AI

Under the terms of the Merger Agreement, in connection with the closing of the Mergers (the “Closing”) and the First Effective Time, we issued to the holders of shares of Legacy Azio AI common stock issued and outstanding immediately prior to the First Effective Time (the “Legacy Azio AI Stockholders”) (other than shares held in treasury or held by Legacy Azio AI) (i) 2,460,351 shares of Common Stock, which such number of shares represented a number of shares equal to no more than (a) 19.9% (the “Exchange Cap”) of the outstanding shares of Common Stock immediately prior to the First Effective Time, minus (b) the number of shares of Common Stock issuable upon conversion of the $150,000 aggregate principal amount of outstanding convertible notes of Legacy Azio AI being assumed by us as of the Closing (the “Assumed Convertible Notes”), and (ii) 973,450 shares of our Series A Non-Voting Convertible Preferred Stock, par value $0.00001 per share (the “Series A Preferred Stock”) (such aggregate shares in (i) and (ii) collectively, the “Merger Consideration”). No fractional shares of Common Stock and Series A Preferred Stock were issued in connection with the First Merger. Any fractional shares that a holder would otherwise be entitled to receive were aggregated and any remaining fractional shares were rounded up to the nearest whole share. Each share of Series A Preferred Stock will be convertible into 100 shares of Common Stock upon approval by our stockholders of the Conversion Proposal.

Pursuant to the Merger Agreement, we are required to use reasonable best efforts to call and hold, as soon as practicable after the execution of the Merger Agreement, a meeting of its stockholders for the purpose of seeking approval of: (i) the Conversion Proposal, (ii) the 2026 Plan Proposal, and (iii) a proposal to approve a second amended and restated certificate of incorporation in the form attached as Exhibit C to the Merger Agreement (the “A&R Certificate of Incorporation Proposal” and together with the Conversion Proposal and the 2026 Plan Proposal, the “Transaction Proposals”). The Company is convening this Annual Meeting, as discussed in this Proxy Statement, in order to comply with the requirements above, except with respect to the A&R Certificate of Incorporation Proposal, which the Board will consider submitting for stockholder approval at a later date.

If the approval of the Transaction Proposals is not obtained at this Annual Meeting or if on a date preceding the Annual Meeting, we reasonably believe that (i) we will not receive proxies sufficient to obtain the required stockholder approval of the Transaction Proposals, whether or not quorum would be present or (ii) we will not have sufficient shares of Common Stock represented (whether in person or by proxy) to constitute a quorum necessary to conduct the business of as the Annual Meeting, then, in each case, we will use our reasonable best efforts to adjourn the Annual Meeting one or more times to a date or dates no more than thirty (30) days after the scheduled date for such meeting, and to obtain such approvals at such time. If the Annual Meeting is not so adjourned, and/or if the approval of the Transaction Proposals is not then obtained, we will use our reasonable best efforts to obtain such approvals as soon as practicable thereafter, and in any event to obtain such approvals at the next occurring annual meeting of our stockholders or, if such annual meeting is not scheduled to be held within four months after the Annual Meeting, a special meeting of our stockholders to be held within four months after the Annual Meeting. We will hold an annual meeting or special meeting of our stockholders, at which a vote of our stockholders to approve the Transaction Proposals will be solicited and taken, at least once every four (4) months until we obtain approval of the Transaction Proposals.

The Board approved the Merger Agreement and the related transactions, and the Closing was not subject to approval by our stockholders.

Support Agreements

Pursuant to the Merger Agreement, we entered into a support agreement, dated as of July 2, 2026 (the “Support Agreement”), with Legacy Azio AI and our officers and directors as of immediately prior to the First Effective Time. Subject to the terms and conditions set forth therein, the Support Agreement provides that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of Common Stock owned by such stockholder in favor of the Transaction Proposals at the Annual Meeting.

Registration Rights Agreement

Pursuant to the Merger Agreement, we entered into a Registration Rights Agreement, dated July 2, 2026 (the “Registration Rights Agreement”) with the Legacy Azio AI Stockholders. The Registration Rights Agreement provides for, among other things, certain demand and “piggy-back” registration rights of the Legacy Azio AI Stockholders.

We have granted to the Legacy Azio AI Stockholders customary indemnification rights in connection with our obligations under the Registration Rights Agreement. We have also agreed to pay all fees and expenses (excluding any underwriting discounts and selling commissions and any legal fees of any selling Legacy Azio AI Stockholder) incident to our obligations under the Registration Rights Agreement.

Directors and Executive Officers of the Combined Company Following the Merger

Effective immediately following the Closing, the Merger Agreement required that the Board consist of five (5) directors. Of such directors, one (1) was designated by Legacy Azio AI prior to the Closing, one (1) was designated by the Board prior to the Closing, and three (3) were jointly agreed upon by us and Legacy Azio AI, subject to the independence requirements of the Nasdaq rules and applicable SEC rules and regulations and applicable securities laws.

Additionally, effective immediately following the Closing, the following persons were to be appointed as our officers: Chris Young as Chief Executive Officer, Simon Yu as President, Jason Maddox as Chief Financial Officer, Elgin Tracy as Chief Operating Officer, David Shiue as Chief Business Development Officer, Gary Chen as Chief Product Officer and Jenny Yang as Chief Administrative Officer. As disclosed in our Current Report on Form 8-K filed with the SEC on August 28, 2026, the Board removed each of Mr. Yu, Mr. Shiue, Mr. Chen and Ms. Yang as executive officers of the Company until the Company has satisfied the requirements of Nasdaq Listing Rules 5635 and 5110.

Indemnification of Directors and Officers.

The existing indemnification, advancement of expenses, and exculpation rights of our current and former directors and officers and our subsidiaries will not be adversely amended or repealed for a period of six years following the Mergers. Following the Closing, we have agreed to honor all existing indemnification and exculpation obligations to its current and former directors and officers with respect to acts or omissions occurring prior to the First Effective Time.

We will also maintain directors’ and officers’ liability insurance on commercially available terms and with coverage limits customary for similarly situated U.S. public companies. In the event of any merger, consolidation, or transfer of substantially all our assets or the assets of the Surviving Corporation, proper provision will be made to ensure that our successors and assigns assume these obligations.

Series A Non-Voting Convertible Preferred Stock

On July 2, 2026, immediately prior to the Closing, we filed a Certificate of Designation of Preferences, Rights and Limitations of the Series A Non-Voting Convertible Preferred Stock with the Secretary of State of the State of Delaware (the “Series A Certificate of Designation”) in connection with the Mergers. The Series A Certificate of Designation provides for the designation of shares of the Series A Preferred Stock.

Each share of Series A Preferred Stock will be convertible, at any time and from time to time following 5:00 p.m. Eastern Time on the day approval of the Conversion Proposal is obtained, at the option of the holder, into a number of shares of Common Stock equal to the Conversion Ratio (as defined below), subject to applicable beneficial ownership limitations.

Conversion Rights. The conversion ratio for each share of Series A Preferred Stock will be 100 shares of Common Stock issuable upon the conversion of each share of Series A Preferred Stock (corresponding to a ratio of 100:1), subject to adjustment as provided in the Series A Certificate of Designation.

Series A Stockholder Approval. Pursuant to the terms of the Merger Agreement, the issuance of shares of Common Stock upon conversion of any and all shares of the Series A Preferred Stock in accordance with the terms of the Series A Certificate of Designation is subject to and contingent upon the affirmative vote of a majority of the Common Stock present or represented and entitled to vote at the Annual Meeting for the Conversion Proposal.

Voting Rights. Except as otherwise provided in the Series A Certificate of Designation, or as required by the Delaware General Corporation Law (the “DGCL”), the Series A Preferred Stock shall have no voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, we shall not, without the affirmative vote of the holders of a majority of then outstanding shares of the Series A Preferred Stock, among other things, (i) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend the Series A Certificate of Designation, amend or repeal any provision of, or add any provision to, our Certificate of Incorporation or our amended and restated bylaws, or file any articles of amendment, certificate of Designation, preferences, limitations and relative rights of all series of preferred stock, in each case if such action would directly and adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series A Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to our Certificate of Incorporation or by merger, consolidation or otherwise, and (ii) increase or decrease (other than by conversion) the number of authorized shares of Series A Preferred Stock.

Rank; Liquidation. The Series A Preferred Stock shall rank on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding up of us, whether voluntarily or involuntarily. Upon any liquidation, dissolution or winding-up of us, whether voluntary or involuntary, each holder shall be entitled to receive out of our assets, whether capital or surplus, the same amount that a holder of Common Stock would receive if the Series A Preferred Stock were fully converted (disregarding for such purpose any beneficial ownership limitations) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock, plus an additional amount equal to any dividends declared but unpaid to such shares.

BACKGROUND AND REASONS FOR THE TRANSACTION

On December 16, 2025, the Company and Legacy Azio AI first entered into a non-binding letter of intent (the “Original LOI”) outlining a potential business combination between the Company and Legacy Azio AI. Under the Original LOI, the parties contemplated that the Company would acquire 100% of the outstanding equity of Legacy Azio AI based on an assumed $480 million valuation, subject to completion of due diligence, negotiation and execution of definitive agreements, and receipt of all required stockholder and regulatory approvals.

On or about January 6, 2026, the Company and Legacy Azio AI entered into an amended and restated letter of intent (the “Amended LOI” and, together with the Original LOI, the “LOIs”), which reflected a preliminary transaction framework assuming an enterprise value of approximately $480 million for Legacy Azio AI and a reference value of $3.00 per share of Common Stock, and under which Legacy Azio AI’s Chief Executive Officer was expected to assume the role of Chief Executive Officer of the Company at closing. The Amended LOI remained non-binding and subject to numerous conditions, including completion of due diligence, negotiation and execution of definitive agreements, board and stockholder approvals, and further independent third-party valuation, with no assurance that a definitive agreement would be executed or that the transaction would be consummated.

In the months following execution of the LOIs, the Company and Legacy Azio AI continued to advance their collaborative work on AI data infrastructure in parallel with negotiation of definitive transaction documents. Legacy Azio AI’s AI infrastructure division continued to demonstrate operational advancement across multiple deployment and commercial development activities during this period, including receipt of customer deposits associated with an initial infrastructure order and successful delivery of the first server racks under that program. In parallel, Legacy Azio AI advanced its infrastructure pipeline through execution of a memorandum of understanding relating to next-generation GB200-based AI infrastructure opportunities, reflecting ongoing engagement with prospective high-performance compute customers. During the same period, the Company ascertained approximately 11 megawatts of power capacity at its existing site, placed hardware orders for an initial 6 megawatts of deployment, and began discussions regarding long-term ownership and usage rights for additional available capacity at that site. The Board considered these operational developments, together with the parties’ expanding commercial discussions, as providing increasing visibility into the combined platform’s potential future revenue opportunities and reinforcing confidence in its long-term AI infrastructure and compute expansion strategy.

On May 19, 2026, the Company entered into an Agreement and Plan of Merger (the “Original Merger Agreement”) with Legacy Azio AI and First Merger Sub, providing for the issuance of an aggregate of 100,000,000 shares of Common Stock as merger consideration and contemplating a customary structure in which the proposed business combination would close only after the Company obtained stockholder approval of the issuance of the shares of Common Stock in the transaction.

Following further discussions between the parties, and in order to expedite the closing timeline, the Company and Legacy Azio AI entered into the Merger Agreement, which amended and restated the Original Merger Agreement in its entirety and revised the transaction structure to provide for a simultaneous signing and closing. Under the terms of the Merger Agreement, at the Closing, the Company issued to Legacy Azio AI stockholders 2,460,351 shares of Common Stock (representing no more than 19.9% of the Company’s outstanding Common Stock immediately prior to the Closing, net of shares reserved for Legacy Azio AI’s assumed convertible notes) and 973,450 shares of Series A Preferred Stock, with each share of Series A Preferred Stock convertible into 100 shares of Common Stock upon receipt of the requisite stockholder approval. The Board approved the Merger Agreement and the related transactions, and the Closing itself was not subject to approval by the Company’s stockholders.

After giving consideration to these and other factors, the Board approved the Merger Agreement and the transactions contemplated thereby, which the Board believed would better position the Company for long-term success. The Mergers closed on July 2, 2026.

In approving the Merger Agreement and the transactions contemplated therein, the Board considered the pros and cons versus other alternatives, including continuing to focus our resources on our legacy business, liquidation and discontinuation of the Company, and other potential business development opportunities reviewed by the Board. In particular, the Board took into account the following reasons, facts and circumstances in approving the Merger Agreement and the transactions contemplated therein:

●

The Board believed that, as a result of arm’s length negotiations with Legacy Azio AI, the Company and its management team negotiated the most favorable implied value and equity split for the Company’s stockholders that Legacy Azio AI was willing to agree to, and that the terms of the Merger Agreement included the most favorable terms to the Company in the aggregate to which Legacy Azio AI was willing to agree.

●

The Board believed, after a thorough review of strategic alternatives and discussions with the Company’s senior management, financial advisors and legal counsel, that the Acquisition was more favorable to the Company’s stockholders than the potential value that might have resulted from other strategic options available to the Company, including raising additional capital to focus on our legacy business.

●

The Board believed that the structure of the Acquisition, involving the issuance of Common Stock and Series A Preferred Stock at a simultaneous sign and close of the Acquisition (the “Acquisition Structure”), instead of a structure where the Company’s stockholders would vote to approve or disapprove of the Acquisition and the issuance of securities prior to consummation of the Acquisition (the “Traditional Structure”), had benefits to the Company’s stockholders. First, a Traditional Structure typically would have taken approximately four months to consummate, and the Company would have continued to burn cash to fund operations through that time, resulting in less net cash upon closing of the Acquisition and a less favorable implied value for the Company’s stockholders.

Immediately prior to signing the Merger Agreement, the Company’s stock price was approximately $1.78 per share, as quoted on the Nasdaq Capital Market on July 1, 2026.

After giving consideration to these and other factors, the Board approved the Merger Agreement and the transactions contemplated thereby, which the Board believed would better position the Company for long-term success. The Mergers closed on July 2, 2026.

Risk Factors

Investing in our securities involves a high degree of risk. Before you invest in our securities, you should consider the risks described below, together with all of the other information included in this Proxy Statement as well as the risks and uncertainties discussed under “Risk Factors” in our 2025 Annual Report and any updates thereto contained in subsequent filings with the SEC. If any of these risks actually occur, our business, financial condition, results of operations and future prospects could be materially and adversely affected. In that event, the market price of our Common Stock could decline, and you could lose part or all of your investment. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also impair our business operations and stock price.

The market price of our Common Stock after the Mergers may be affected by factors different from those that historically affected the market price of our Common Stock.

The business of our AI division differs from that of our legacy electric vehicles segment in important respects, and, accordingly, our results of operations after the Mergers, as well as the market price of our Common Stock, may be affected by factors different from those that historically affected our results of operations. Additionally, the market price of our Common Stock may fluctuate significantly following the Mergers. Moreover, general fluctuations in stock markets could have a material adverse effect on the market for, or liquidity of, the Common Stock, regardless of our actual operating performance.

Our business relationships may be subject to disruption due to uncertainty associated with the Mergers.

Parties with which we do business may experience uncertainty associated with the Mergers, including with respect to current or future business relationships with us. Our business relationships may be subject to disruption as parties with which we do business may attempt to negotiate changes in existing business relationships or consider entering into business relationships with parties other than us. These disruptions could have an adverse effect on our businesses, financial condition, results of operations or prospects, including an adverse effect on our ability to realize the anticipated benefits of the Mergers.

We may fail to realize the anticipated benefits of the Mergers.

We believe that there are significant benefits that may be realized by the Mergers. However, the efforts to realize these benefits will be a complex process and may disrupt our existing operations if not implemented in a timely and efficient manner. The full benefits of the Mergers may not be realized as expected or may not be achieved within the anticipated time frame, or at all. Failure to achieve the anticipated benefits of the Mergers could adversely affect our business, operating results or financial condition and cause the combined business to not perform as expected.

Our AI and legacy electric vehicles segment operated independently before the completion of the Mergers and there can be no assurances that the integration of the AI division into the Company can be achieved successfully. Specifically, the following issues, among others, must be addressed to realize the anticipated benefits of the Mergers:

●	combining certain of the companies’ financial, reporting and corporate functions;
●	consolidating the companies’ administrative and IT infrastructure;
●	expanding the Company’s finance and accounting infrastructure and personnel, including SEC reporting capabilities, technical accounting, tax, internal audit and compliance capabilities;
●	implementation of an enterprise resource planning system;
●	consolidating the companies’ administrative and information technology infrastructure;
●	implementing and maintaining requisite internal controls over financial reporting and disclosure controls and procedures; and
●	maintaining continued compliance with the Nasdaq Listing Rules, including compliance with Nasdaq corporate governance requirements.

If the Mergers do not qualify as a “reorganization” under Section 368(a) of the Code, the Legacy Azio AI Stockholders may be required to recognize gain or loss for U.S. federal income tax purposes upon the exchange of Legacy Azio AI common stock for the Merger Consideration.

We intend for the Mergers to qualify as a “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes. The completion of the Mergers was not conditioned on the Mergers qualifying for the intended tax treatment or upon the receipt of an opinion of counsel to that effect, and we have not requested a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Mergers.

If the Mergers do not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, a Legacy Azio AI Stockholder that is a U.S. holder generally would recognize a gain or loss for U.S. federal income tax purposes upon the exchange of the Legacy Azio AI common stock for the Merger Consideration in the Acquisition.

Potential litigation against us could result in substantial costs and divert management’s attention.

Securities class action lawsuits and derivative lawsuits are often brought against public companies in connection with merger transactions. Even if such lawsuits are unsuccessful, defending against them can result in substantial costs and divert management’s attention.

Our stockholders may file lawsuits against us and/or our directors and officers in connection with the Mergers. Potential lawsuits could result in significant costs to us, including any costs associated with the indemnification of our directors and officers. There can be no assurance that any of the defendants will be successful in the outcome of any potential lawsuits.

The expected dilution caused by the issuance of our Common Stock in connection with the Mergers may adversely affect the market price of our Common Stock.

The expected dilution caused by the issuance of new shares of our Common Stock in connection with the conversion of the Series A Preferred Stock issued to Azio AI Stockholders and the assumption of Assumed Convertible Notes, either alone or in combination with any negative impact on the market price of our Common Stock, may result in fluctuations in the market price of our Common Stock, including a stock price decrease.

If the Conversion Proposal is not approved by stockholders at this Annual Meeting, the Series A Preferred Stock will remain outstanding and unconverted, which could adversely affect us and our stockholders.

Under the terms of the Merger Agreement, we are obligated to obtain stockholder approval for the conversion of all outstanding shares of Series A Preferred Stock issued in the Mergers into shares of our Common Stock, as required by the Nasdaq Listing Rules. We are seeking such approval at this Annual Meeting through the Conversion Proposal described in this Proxy Statement. If our stockholders do not approve the Conversion Proposal, the Series A Preferred Stock will remain outstanding and unconverted, and we may be required to seek such approval at a subsequent stockholders meeting, resulting in additional cost and delay. For additional information, please see the section entitled “Proposal 4: Approval of Conversion Proposal” below. If the Conversion Proposal is approved, the conversion of all such Series A Preferred Stock will result in the issuance of a maximum of 97,345,000 shares of our Common Stock, causing dilution to existing holders of our Common Stock and an increase in the number of shares eligible for resale in the public market. We also have a contractual obligation under the Registration Rights Agreement to register such shares of Common Stock for resale shortly following their conversion.

Pursuant to the terms of the Merger Agreement, we are required to recommend that our stockholders approve the conversion of all outstanding shares of our Series A Preferred Stock into shares of our Common Stock. We cannot guarantee that our stockholders will approve these matters.

Under the terms of the Merger Agreement, as promptly as practicable following the date of the Merger Agreement and pursuant to the Nasdaq Listing Rules, we are required to call and hold a meeting of our stockholders to obtain the requisite approval from our stockholders for the Conversion Proposal. If we reasonably believe that (i) we will not receive proxies sufficient to obtain the requisite approval of the Transaction Proposals (including the Conversion Proposal), whether or not quorum would be present or (ii) we will not have sufficient shares of Common Stock represented (whether in person or by proxy) to constitute a quorum necessary to conduct the business at this Annual Meeting, we would be required to use our reasonable best efforts to adjourn this Annual Meeting one or more times to a date or dates no more than 30 days after the scheduled date of this Annual Meeting. If stockholder approval of the Transaction Proposals (including the Conversion Proposal) is still not obtained following such adjournment(s), we will be obligated to continue soliciting stockholder approval at subsequent annual or special meetings of our stockholders, held at intervals of no more than four months, until such approvals are obtained, which would be time consuming and costly.

There can be no assurance that our stockholders will approve the Conversion Proposal or the other Transaction Proposals. If our stockholders do not approve the Conversion Proposal, we would be unable to issue the additional shares of our Common Stock necessary to complete the conversion of Series A Preferred Stock into our Common Stock and may be unable to satisfy our other capital needs, which could have a material adverse effect on our business, financial condition, and prospects.

The unaudited pro forma condensed combined financial statements included in this Proxy Statement are presented for illustrative purposes only and may not be an indication of our financial condition or results of operations following the completion of the Acquisition.

The unaudited pro forma condensed combined financial statements contained in this Proxy Statement as Appendix A are presented for illustrative purposes only and may not be an indication of our financial condition or results of operations following the Acquisition for several reasons. The unaudited pro forma condensed combined financial statements have been derived from the historical audited consolidated financial statements of the Company for the year ended December 31, 2025 and the historical unaudited condensed consolidated financial statements of the Company for the six months ended June 30, 2026, and the historical audited financial statements of Legacy Azio AI for the period from October 7, 2025 (inception) to December 31, 2025 and the historical unaudited financial statements of Legacy Azio AI for the six months ended June 30, 2026, and certain adjustments and assumptions have been made regarding the Company after giving effect to the Acquisition. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with accuracy. Moreover, the unaudited pro forma condensed combined financial statements do not reflect all costs that are expected to be incurred by us in connection with the Acquisition. For example, the impact of any incremental costs incurred in integrating the two companies is not reflected in the unaudited pro forma condensed combined financial statements. As a result, the actual financial condition of the combined company following the Acquisition may not be consistent with, or evident from, these unaudited pro forma condensed combined financial statements. The assumptions used in preparing the unaudited pro forma condensed combined financial statements may not prove to be accurate, and other factors may affect our financial condition following the Acquisition. For more information, please see Appendix A.

Risks Related to Our Business and Industry

We have a limited operating history in our AI data center, GPU compute, and digital power business, and our strategy in this area is unproven at scale.

Following the Acquisition, our business now encompasses the development, ownership, and operation of artificial intelligence data centers, enterprise GPU compute infrastructure, digital power solutions, and digital asset mining operations, serving enterprise, institutional, government, and technology customers across domestic and international markets. This business model requires us to execute across a complex and interdependent set of operational, technical, financing, and commercial challenges that our combined organization has not previously faced, including large-scale data center site selection and development, power procurement and interconnection, GPU procurement and systems integration, and the sale and distribution of enterprise GPU systems and server infrastructure. Because we have only recently adopted this expanded business strategy, we have a limited track record on which investors can evaluate our ability to execute it, and our historical financial results, to the extent they reflect our prior business, are not indicative of our future performance under this new strategy. We cannot assure you that our strategy will succeed, that we will achieve or sustain profitability in this business, or that we will be able to compete effectively against more established participants.

Our business strategy is evolving, and changes to that strategy, or our failure to execute it successfully, could adversely affect our results of operations and the market price of our Common Stock.

Our business strategy for our AI infrastructure, GPU compute, digital power, and digital asset mining operations continues to evolve as market conditions, customer demand, technology, and capital availability change. We may adjust our strategy, including the mix of AI hosting, GPU resale and distribution, compute-as-a-service, colocation, and digital asset mining activities we pursue, or the geographic markets and customer segments we target, in ways that are difficult to predict and that may not prove successful. Strategic shifts of this kind can result in unanticipated costs, the write-down or abandonment of assets or business lines, workforce reductions or realignments, and diversion of management attention, any of which could adversely affect our business, financial condition, and results of operations.

Our business depends on our ability to develop and operate large-scale, power-intensive AI data center campuses, and any delay, cost overrun, or failure in that development could materially harm our business.

We have announced plans to develop an AI infrastructure campus in Texas designed to support a substantial amount of power capacity, and our business strategy depends on our ability to complete such development, and any future campuses, on time and within budget. The development of large-scale AI data center campuses requires substantial upfront and ongoing capital investment, securing suitable sites and power interconnection capacity, engineering and construction expertise, and coordination with utilities, grid operators, municipalities, and equipment suppliers. Construction of this kind of project is subject to significant risk of delay or cost overrun as a result of, among other things, permitting and utility interconnection delays, supply chain constraints for critical equipment (including transformers, switchgear, cooling systems, and networking equipment), labor availability and cost, weather and other force majeure events, and unanticipated site, environmental, or engineering issues. We may also be exposed to the risk that a general contractor, subcontractor, or key supplier involved in our construction projects experiences financial difficulty, insolvency, or performance failure. Any failure to complete our planned infrastructure on the anticipated timeline or budget could impair our ability to meet customer commitments, expose us to contractual penalties or termination rights, damage our reputation, and have a material adverse effect on our business, financial condition, and results of operations.

We may pursue development at a limited number of sites, and geographic concentration of our operations exposes us to regional regulatory, market, and physical risks.

To the extent our AI infrastructure operations become concentrated in a limited number of geographic markets, including Texas, we are and will be particularly exposed to the regulatory environment, wholesale power market structure and rules, grid operator requirements, weather patterns, and general economic and political conditions of those markets. Adverse regulatory, market, or physical developments affecting any single region in which we have concentrated operations could have an outsized and disproportionate effect on our overall business, financial condition, and results of operations compared to a more geographically diversified operator.

We depend on a concentrated customer and counterparty base for our GPU sales and infrastructure agreements, and the loss of, or failure to perform by, one or more of these counterparties could materially harm our results.

We have announced an agreement with a single counterparty covering the purchase of up to 128 NVIDIA HGX B300 GPU systems, which the Company has estimated could represent an aggregate hardware value of approximately $77 million if all contemplated systems are purchased, although actual revenues may differ materially and remain subject to future purchase orders and customary conditions. Our GPU sales, compute leasing, and infrastructure businesses may depend on a small number of customers and counterparties for a disproportionate share of revenue in any given period. Any failure by a significant customer or counterparty to submit anticipated purchase orders, to make timely payment, or to perform its other obligations to us, whether due to its own financial condition, changed business needs, breach, insolvency, or other factors, could have an outsized adverse effect on our revenue, cash flow, and results of operations. In addition, because several of our current and potential customers may be early-stage, private, or otherwise non-investment-grade counterparties, we are subject to heightened counterparty credit risk, and our ability to collect amounts owed to us, or to enforce contractual remedies, may be limited.

Our customers may terminate agreements with us, decline to renew, or demand damages if we fail to meet contracted service levels, delivery timelines, or performance commitments.

Our AI hosting, colocation, and GPU supply arrangements may impose significant service-level, delivery, indemnity, and liability obligations on us. Our ability to meet these commitments depends on the timely completion of construction and infrastructure deployment projects, the continuous availability of power, cooling, and connectivity, the uninterrupted operation of our hardware systems, and our ability to source contracted hardware on the agreed timeline. Any failure to meet committed service levels, delivery dates, or performance standards, whether due to construction delays, equipment failures, supply chain disruptions, power curtailment, or other factors, could result in customer terminations, non-renewals, reputational harm, and significant financial liability, including damages, penalties, or the obligation to provide credits or refunds.

Our engagement in enterprise GPU sales and distribution exposes us to inventory, pricing, warranty, and product-related risks that differ from our infrastructure hosting and compute services businesses.

In addition to developing and operating AI data centers, we source, integrate, and distribute enterprise-grade GPU hardware and server infrastructure. This activity exposes us to risks not present, or present to a lesser degree, in our hosting and compute services operations, including the risk of rapid price declines or volatility in GPU hardware pricing, the risk that hardware we acquire for resale becomes technologically obsolete or unsellable before it can be delivered or monetized, inventory and working capital risk, warranty and product liability exposure, exposure to defective or non-conforming products from our suppliers, and the risk that key suppliers limit, delay, condition, or discontinue our allocation of GPUs or other critical components. We may also be exposed to fluctuations in foreign currency exchange rates, import/export and customs requirements, and tariffs to the extent our GPU sourcing or distribution involves cross-border transactions. Any of these risks could result in inventory write-downs, margin compression, contract disputes, or an inability to fulfill customer orders, which could materially and adversely affect our results of operations.

Our operations depend on the availability of specialized GPU and related hardware from a limited number of suppliers, and shortages, allocation constraints, or price increases could impair our ability to grow our business.

The market for high-performance GPUs, including current-generation NVIDIA systems, and other specialized AI infrastructure equipment, is characterized by a limited number of suppliers, long lead times, significant global demand, and periodic allocation constraints. We compete for supply against much larger and better-capitalized companies, including hyperscale cloud providers. Any shortage, allocation restriction, price increase, or delay in the delivery of GPUs or related hardware could delay our infrastructure buildouts, impair our ability to fulfill customer or resale commitments, increase our costs, and place us at a competitive disadvantage relative to better-capitalized competitors with preferred supplier relationships.

Rapid technological change in AI hardware could render our GPU and data center infrastructure obsolete, requiring significant additional capital expenditures.

The AI infrastructure market is characterized by rapid and unpredictable technological change, including the frequent introduction of new generations of GPUs, networking infrastructure, and cooling technologies. If we are unable to upgrade, integrate, or resell our hardware in a timely and cost-effective manner, our existing infrastructure and inventory may become less competitive or economically unviable, we may be unable to attract or retain customers who demand state-of-the-art infrastructure, and we may be required to make substantial additional capital expenditures earlier than planned, any of which could materially and adversely affect our competitive position, financial condition, and results of operations. In addition, advances that reduce the amount of compute required to train or run AI models could reduce demand for the type or quantity of infrastructure we provide.

Failures of critical systems or infrastructure at our data centers, or defects affecting our concentrated GPU hardware fleet, could result in significant operational disruptions, customer losses, and financial liability.

Our data center operations depend on the continuous functioning of critical systems, including power infrastructure, cooling systems, networking equipment, and compute hardware, many of which have long replacement lead times and may represent single points of failure. Because our GPU fleet may be concentrated in a limited number of hardware generations or suppliers, a serial defect or systemic issue could cause widespread underperformance or outages across multiple sites simultaneously. Any failure of these systems could result in material service interruptions, breach of customer service-level commitments, significant remediation costs, customer loss, and lasting reputational harm.

We operate in the digital asset mining business in addition to our AI infrastructure business, and our ability to allocate power and computing capacity between these uses, as well as the volatility of digital asset markets, subjects us to additional risk.

Our business includes digital asset mining operations alongside our AI data center and GPU compute businesses, and we may retain flexibility to deploy power and compute hardware between AI workloads and digital asset mining depending on power availability and relative market yields. Our results of operations may accordingly be affected by the substantial price volatility, regulatory uncertainty, and evolving legal treatment of bitcoin and other digital assets, independent of demand for our AI infrastructure services. Our ability to reallocate power or computing capacity between AI and digital-asset-mining uses may be constrained by contractual commitments, differing technical requirements, or regulatory restrictions, and any such constraint could reduce our operational flexibility and adversely affect our revenue and profitability.

We are dependent on a reliable, cost-effective, and scalable supply of electricity, and any disruption, shortage, or increase in the cost of power could materially harm our business.

Our AI data center, GPU compute, and digital asset mining operations are highly energy-intensive, and electricity is a significant component of our operating costs. We have announced plans to develop infrastructure that includes substantial dedicated power capacity, and in some cases we may pursue behind-the-meter or on-site power generation to reduce reliance on the traditional utility grid. Wholesale and retail power price volatility, transmission and interconnection constraints, curtailment risk, and our reliance on specific utilities, grid operators, or independent power arrangements each present risk to our ability to secure sufficient, reliable, and reasonably priced electricity for our planned expansion. As our data center operations scale, we may also become subject to heightened scrutiny from regulators, utilities, and grid operators with respect to our electricity consumption, including new rules, tariffs, or operational restrictions relating to large electricity loads. Any electricity shortage, outage, curtailment, or material cost increase could impair our ability to meet uptime and performance commitments to customers, trigger contractual termination rights, delay our development plans, and have a material adverse effect on our business, financial condition, and results of operations.

We face significant cybersecurity risks, and a breach of our systems or those of our customers or third-party providers could result in substantial harm to our business and reputation.

Our data centers and compute services may house sensitive or proprietary customer workloads, including AI model training data, and our information technology and operational technology systems may be vulnerable to cyberattacks, including from sophisticated and well-resourced threat actors. Any breach or unauthorized access affecting our systems or those of our third-party partners could expose us to significant legal liability, regulatory investigation, litigation, remediation costs, loss of customer confidence, and reputational harm. The integration of the acquired AI business with our legacy systems, and the consolidation of new personnel, vendors, and technology platforms, may introduce additional vulnerabilities during the transition period.

We compete against larger, better capitalized, and more established participants in the AI infrastructure, GPU compute, and digital power markets.

We compete for customers, sites, power, hardware, and personnel against specialized AI infrastructure and cloud providers, large-scale bitcoin-mining-to-HPC conversion companies, and general-purpose hyperscale cloud providers, many of which have substantially greater financial, technical, marketing, and operational resources, greater name recognition, longer operating histories, and stronger customer and supplier relationships than we do. The AI infrastructure sector has also attracted substantial capital investment industry-wide, and there is a risk that the industry could develop excess compute or data center capacity relative to customer demand. A slowdown or reprioritization of AI-related spending, weaker-than-expected enterprise or institutional adoption of AI workloads, or technological advances that reduce the amount of compute required for AI training or inference, could reduce demand for our infrastructure, depress pricing, and adversely affect our revenue growth and results of operations.

Our AI infrastructure and digital power operations are capital-intensive, and we may require significant additional financing that may not be available on acceptable terms, if at all.

The development, construction, and operation of AI data center infrastructure, GPU compute capacity, and associated power infrastructure requires substantial upfront and ongoing capital investment. Our ability to execute our growth strategy will depend on our ability to access debt and equity capital markets, project financing, equipment financing, or other structured arrangements on acceptable terms. Any inability to raise sufficient capital when needed could result in delays to or curtailment of our expansion plans, impairment of our ability to meet customer or supplier commitments, and a material adverse effect on our business. Additional equity or convertible debt financing, if obtained, could result in significant dilution to existing stockholders, and additional debt financing, if obtained, could include restrictive covenants that limit our operational and financial flexibility. This capital-intensive expansion is undertaken against the backdrop of our existing history of losses, negative working capital, and management’s conclusion that there is substantial doubt about our ability to continue as a going concern, which increases the risk that financing for our AI infrastructure buildout may not be available to us on acceptable terms, or at all.

We have a history of losses, negative cash flows from operations, and an accumulated deficit, and there is substantial doubt about our ability to continue as a going concern.

We sustained significant losses and negative cash flows from operations and are dependent on the overall improvement of our operating activities as well as debt and equity financing to fund operations. We incurred a net loss of $6,637,416 and $10,624,339 for the three and six months ended June 30, 2026, respectively, and cash used in operating activities was $8,731,663 for the six months ended June 30, 2026. Our accumulated deficit was $123,212,799 as of June 30, 2026. As a result of these conditions, substantial doubt exists about our ability to continue as a going concern within one year after the filing of our most recent Quarterly Report on Form 10-Q.

We received a Nasdaq deficiency notice regarding our stockholders’ equity, and our failure to regain and maintain compliance with Nasdaq’s continued listing requirements could result in the delisting of our Common Stock.

On April 29, 2026, we received a notice from the Listing Qualifications Department of Nasdaq notifying us that, because our stockholders’ equity was below $2,500,000 as reported in our 2025 Annual Report, we no longer met the minimum shareholders’ equity requirement for continued listing on Nasdaq under Nasdaq Listing Rule 5550(b)(1). We submitted a compliance plan to Nasdaq, and on June 18, 2026, we received notice that the Nasdaq staff had determined to grant us an extension to regain compliance with the minimum stockholders’ equity requirement until October 26, 2026, subject to the satisfaction of certain conditions. There can be no assurance that we will regain or maintain compliance with this or other Nasdaq continued listing requirements.

We are involved in various legal proceedings that could result in significant liability or divert management’s attention and resources.

We are a party to a number of legal proceedings. While we believe our positions have merit, litigation is inherently uncertain, and adverse outcomes, or the costs and diversion of management attention associated with defending or pursuing these matters, could have a material adverse effect on our business, financial condition, and results of operations.

Risks Related to Our Capital Stock and Corporate Governance

Our organizational documents and Delaware law make a takeover of our company more difficult, which may prevent certain changes in control and limit the market price of our Common Stock.

Our Certificate of Incorporation, our amended and restated bylaws, and Section 203 of the DGCL contain provisions that may have the effect of deterring or delaying attempts by our stockholders to remove or replace management, engage in proxy contests, and effect changes in control, including the ability of our Board to create and issue preferred stock without stockholder approval, the authority for our Board to issue additional shares of Common Stock without stockholder approval, advance notice requirements for director nominations and stockholder proposals, a classified and staggered board of directors, the prohibition on stockholder action by written consent, limitations on who may call a special meeting of stockholders, and the prohibition on cumulative voting. These provisions could limit the price that investors might be willing to pay in the future for shares of our Common Stock.

You may experience future dilution as a result of future equity offerings.

In order to raise additional capital for general corporate purposes, we may offer additional shares of our Common Stock or other securities convertible into or exchangeable for our Common Stock at prices that may be lower than the current price per share of our Common Stock. In addition, investors purchasing shares or other securities in the future could have rights superior to existing stockholders. The price per share at which we sell additional shares of our Common Stock, or securities convertible or exchangeable into Common Stock, in future transactions may be higher or lower than the price per share paid by investors in prior offerings.

We have a significant number of outstanding warrants and convertible securities, including our Series A Preferred Stock and Assumed Convertible Notes, which may cause significant dilution to our stockholders and make it more difficult for us to raise funds through future equity offerings.

As of June 30, 2026, we had 1,051,205 shares of Common Stock subject to outstanding warrants, and, upon the closing of the Acquisition, we issued 973,450 shares of Series A Preferred Stock, convertible into 97,345,000 shares of Common Stock at a conversion ratio of 100:1, subject to stockholder approval of the Conversion Proposal, and assumed the Assumed Convertible Notes, convertible into 194,807 shares of Common Stock. The issuance of shares of Common Stock upon the exercise of outstanding warrants, the conversion of the Series A Preferred Stock, or the conversion of the Assumed Convertible Notes would dilute the percentage ownership interest of all stockholders, might dilute the book value per share of our Common Stock, and would increase the number of our publicly traded shares, which could depress the market price of our Common Stock.

If we fail to meet all applicable Nasdaq Capital Market requirements, Nasdaq could delist our Common Stock, which could adversely affect the market liquidity of our Common Stock and the market price of our Common Stock could decrease.

Nasdaq monitors our ongoing compliance with its minimum listing requirements, and if we fail to meet those requirements and cannot cure such failure in the prescribed period of time, our Common Stock could be subject to delisting from the Nasdaq market. As discussed above, we received a deficiency notice regarding our stockholders’ equity in April 2026 and have been granted an extension until October 26, 2026 to regain compliance, subject to certain conditions. In the event that our Common Stock is delisted from the Nasdaq Capital Market and is not eligible for quotation or listing on another market or exchange, trading of our Common Stock could be conducted only in the over-the-counter market or on an electronic bulletin board established for unlisted securities, and it could become more difficult to dispose of, or obtain accurate price quotations for, our Common Stock, and it may be difficult for us to raise additional capital if we are not listed on a major exchange.

We have not paid dividends in the past and do not expect to pay dividends in the future, and any return on investment may be limited to the value of our Common Stock.

We have never paid dividends on our Common Stock and do not anticipate paying dividends on our Common Stock in the foreseeable future. The payment of dividends on our Common Stock will depend on our earnings, financial condition, and other business and economic factors affecting us at such time as our Board may consider relevant. If we do not pay dividends, our Common Stock may be less valuable because a return on your investment will only occur if our stock price appreciates.

DESCRIPTION OF BUSINESS

Company Overview

The Company, formerly known as Envirotech Vehicles, Inc., historically operated as a United States distributor of zero-emission commercial vehicles and heavy capacity drones engineered for logistics, infrastructure, and precision agriculture applications worldwide, with systems designed to enable a cleaner, safer, and more efficient future for critical industrial operations. On July 2, 2026, we completed our acquisition of Legacy Azio AI pursuant to the Merger Agreement. The Merger Agreement amended and restated in its entirety a prior merger agreement between the parties that was entered into and announced on May 19, 2026. In connection with the Acquisition, we changed our corporate name to “Azio AI Holdings, Inc.” and our Common Stock began trading on the Nasdaq Capital Market under the symbol “AZIO” effective July 13, 2026. As a result of the Acquisition, we have expanded our business to become a technology infrastructure company focused on developing, owning and operating AI data centers, enterprise GPU compute infrastructure, high-performance computing systems, and digital power solutions, in addition to our legacy electric vehicle, medical supplies and drone businesses. We believe the combination of our legacy industrial vehicle and logistics expertise with Legacy Azio AI’s AI infrastructure platform positions us to capitalize on the rapidly expanding global demand for AI infrastructure, compute capacity, digital power, and next-generation AI technologies.

The Acquisition allows us to enhance our AI infrastructure business segment to offer the following services: (i) AI datacenter deployment; (ii) enterprise GPU compute; (iii) digital power infrastructure; and (iv) data center development and digital asset infrastructure. Rather than developing AI software or foundation models, we position ourselves around the physical and digital infrastructure required to develop, train, deploy, and operate modern AI systems. We operate an integrated AI infrastructure business encompassing AI data center development, the sale and distribution of enterprise GPU systems and server infrastructure, high-performance computing solutions, power hosting, and strategic technology investments, serving enterprise and institutional customers across domestic and international markets. Our offerings include enterprise GPU servers, AI-optimized server racks, turnkey compute clusters, modular data center infrastructure, and compute-as-a-service, and we have referenced current-generation NVIDIA GPU platforms, including the H100, H200, and B300 systems, in describing our infrastructure and hardware offerings. Because large-scale AI deployments require more than individual graphics processing units, we aim to participate across multiple layers of the AI infrastructure stack, from GPU sourcing and server and rack integration, to networking, power, cooling, and data center facilities. We believe this infrastructure-first strategy differentiates us from companies that focus solely on AI software or model development, and positions us to capture value across the physical build-out of AI compute capacity that our industry will require in the coming years.

GPU Compute and Enterprise Hardware

A central part of our strategy is the supply and deployment of high-end GPUs, which are the fundamental computing engines used for large AI model training, inference, simulation, analytics, rendering, and other computationally intensive workloads. We describe ourselves as a supplier of enterprise-grade GPU systems, including current-generation NVIDIA hardware, and have built relationships with hardware manufacturers and infrastructure suppliers to support our procurement, integration, and distribution activities. Large enterprise AI deployments require more than individually purchased graphics cards; they require integrated systems consisting of GPUs, servers, racks, networking, power, cooling, and data center facilities, together with the software and compute environment needed to operate them. We aim to participate across several of these layers, sourcing, integrating, and distributing enterprise-grade hardware, including top-tier GPU server systems, and supplying custom compute server racks and hardware directly to enterprise clients, hyperscale operators, and institutional developers.

AI Data Centers and Digital Power Infrastructure

A second major component of our business is AI-optimized data center infrastructure. Traditional data centers were largely designed around general-purpose computing and conventional server loads, whereas AI infrastructure has different requirements because high-density GPU systems consume substantial amounts of electricity and generate significant heat. We work, and intend to continue working, with industry partners to design data centers optimized for high-density GPU deployments, power efficiency, advanced thermal management, high-speed networking, redundant power, infrastructure resilience, and scalable compute capacity. We view the data center not merely as a facility for hosting servers, but as the physical foundation of the AI compute economy. We have announced plans to develop a flagship AI infrastructure campus in Texas, with power capacity engineered up to 500 megawatts, utilizing modular deployment frameworks intended to scale power and server capacity incrementally in alignment with contracted customer demand. As part of our digital power strategy, we may integrate on-site or “behind-the-meter” power generation, such as continuous natural gas generation at regional sites, to help bypass certain traditional utility grid interconnection constraints and to supply reliable power for our compute hardware.

Compute-as-a-Service and Digital Asset Mining

We also offer, or intend to offer, a compute-as-a-service model, under which organizations can access advanced GPU compute capacity on a usage or contractual basis rather than making the large upfront investment required to purchase and operate an entire GPU cluster themselves. We believe potential customers for this offering include organizations engaged in AI model training, model inference, machine learning, scientific computing, data analytics, simulation, generative AI, computer vision, and high-performance rendering, and that our customer and commercial activity may include universities, research institutions, government programs, media and visual effects companies, enterprise AI teams, and other technology companies. In addition to our AI infrastructure activities, we engage in digital asset mining operations and retain flexibility to deploy power and compute hardware across both AI training and inference workloads and digital asset mining depending on power availability and relative market yields at a given time, which we believe allows us to generate recurring cash flow through power hosting, colocation, and compute leasing arrangements while we continue to build out our AI-dedicated infrastructure.

Strategic Commercial Developments

In August 2026, we announced that we had entered into an agreement with Power Champion Investment Limited covering the purchase of up to 128 NVIDIA HGX B300 GPU systems for deployment at U.S.-based AI infrastructure facilities. Based on then-current market pricing of approximately $600,000 per system (representing an approximate midpoint of a range of $472,000 to $720,000 per unit, depending on customer customization), we estimated that the agreement could represent an aggregate hardware value of approximately $77 million, assuming all contemplated systems are purchased, and subject to future purchase orders and customary conditions under the agreement. Actual revenues under this and similar agreements may differ materially from these estimates and remain subject to the counterparty’s submission of purchase orders and other conditions. We believe this agreement reflects our broader strategy of positioning the Company to capitalize on the substantial, and currently under-supplied, global demand for AI compute infrastructure.

We have also executed a Master Services Agreement with AT&T to supply enterprise fiber connectivity intended to support low-latency AI training, inference, and cloud computing operations at our facilities, and we have entered into hardware and capacity agreements, including supply and capacity allocation arrangements for enterprise GPU systems, as part of our efforts to scale our AI infrastructure business.

Market Opportunity

We believe artificial intelligence is advancing faster than the physical infrastructure needed to run it, and that the resulting supply-demand imbalance in AI compute, power, and hosting capacity represents a substantial market opportunity for infrastructure providers such as us. Third-party industry estimates that we have referenced suggest that AI-related data center infrastructure could require several trillion dollars of capital investment globally over the remainder of this decade. We believe our combination of enterprise GPU sourcing and distribution, data center development capability, digital power expertise, and flexible compute-as-a-service and digital-asset-mining operations positions us to compete for a portion of this market opportunity, targeting enterprise clients, institutional organizations, hyperscale technology operators, data center partners, and government-adjacent organizations seeking to secure power and GPU capacity. We caution, however, that we compete against a number of larger, better-capitalized, and more established participants in this market, and that this discussion of market opportunity reflects our current beliefs and third-party estimates rather than assured outcomes; see “Risk Factors.”

Our Business Segments

We currently operate under four reportable segments: (1) electric vehicles, (2) medical supplies, (3) AI infrastructure, and (4) drones, with our Chief Executive Officer serving as our chief operating decision maker for purposes of allocating resources and assessing segment performance.

Electric Vehicles. Our electric vehicle segment consists of sales of commercial electric vehicles to customers, a significant portion of which are made through state subsidized or funded programs. Demand for our vehicles may be affected by changes in federal electric vehicle tax credit and incentive programs, as well as by tariffs imposed on imported components, and we continue to assess the impact of these developments on our electric vehicle strategy.

Medical Supplies. Our medical supplies segment consists solely of sales to Maddox Medical Corp. (“Maddox Medical”), a related party owned by Jason Maddox, our Chief Financial Officer, based on an agreement to supply refurbished medical gowns on a cost-plus pricing arrangement. All revenue earned by our medical supplies segment is derived from a contract that Maddox Medical holds with a third party that supplies medical gowns, among other things, to the federal government, which is fulfilled by Maddox Industries LLC (“Maddox Industries”), our wholly owned subsidiary.

Drones. Through our drone operations, we are diversifying our portfolio of assets by engaging in the future production and supply of drones for use in agricultural and other applications, as well as engaging in AI-related activities. Currently, activity within the drones segment is limited to start-up expenses and research and development activities.

AI Infrastructure. Following the Acquisition, our AI infrastructure segment encompasses the development, ownership, and operation of artificial intelligence data centers, enterprise GPU compute infrastructure, digital power solutions, and digital asset mining operations, serving enterprise, institutional, government, and technology customers across domestic and international markets, as described in more detail above.

Recent Developments

The Acquisition

As disclosed elsewhere in this Proxy Statement, the Acquisition was effected pursuant to the Merger Agreement, by and among the Company, Legacy Azio AI, First Merger Sub, and Second Merger Sub. Pursuant to the Merger Agreement, First Merger Sub merged with and into Legacy Azio AI, with Legacy Azio AI surviving as a wholly owned subsidiary of the Company in the First Merger, and immediately following the effective time of the First Merger, Legacy Azio AI merged with and into Second Merger Sub, with Second Merger Sub surviving as a wholly owned subsidiary of the Company.

At the closing of the Acquisition, we issued to former Legacy Azio AI stockholders (i) 2,460,351 shares of Common Stock, representing no more than 19.9% of our outstanding Common Stock immediately prior to the closing, net of 194,807 shares issuable upon conversion of $150,000 aggregate principal amount of Legacy Azio AI convertible notes assumed by the Company (the “Assumed Convertible Notes”), and (ii) 973,450 shares of our Series A Preferred Stock. Each share of Series A Preferred Stock is convertible into 100 shares of Common Stock upon approval by our stockholders of the Conversion Proposal. Subsequent to the closing of the Acquisition, we filed a Certificate of Amendment to our Certificate of Incorporation to change our corporate name to “Azio AI Holdings, Inc.,” and our Board amended and restated our bylaws to reflect the name change. In connection with the name change, our Common Stock commenced trading under the symbol “AZIO” effective at the open of trading on July 13, 2026.

Power Champion GPU Agreement

In August 2026, we announced that we had entered into an agreement with Power Champion Investment Limited covering the purchase of up to 128 NVIDIA HGX B300 GPU systems for deployment at U.S.-based AI infrastructure facilities, which we estimated could represent an aggregate hardware value of approximately $77 million based on then-current market pricing, assuming all contemplated systems are purchased and subject to future purchase orders and customary conditions.

Nasdaq Deficiency Notice

On April 29, 2026, we received a notice from the Listing Qualifications Department of Nasdaq notifying us that, because our stockholders’ equity was below $2,500,000 as reported in our 2025 Annual Report, we no longer met the minimum stockholders’ equity requirement for continued listing on Nasdaq under Nasdaq Listing Rule 5550(b)(1). We submitted a compliance plan to Nasdaq prior to the required deadline, and on June 18, 2026, we received notice that Nasdaq had granted us an extension until October 26, 2026 to regain compliance, subject to the satisfaction of certain conditions. See “Risk Factors.”

Our Competitive Strengths

We believe the following strengths differentiate us and position us for growth: (i) an infrastructure-first strategy that spans GPU sourcing and distribution, server and rack integration, and data center development, rather than a narrower focus on any single layer of the AI compute stack; (ii) established and developing relationships with GPU hardware manufacturers and infrastructure suppliers that we believe support our ability to source enterprise-grade hardware; (iii) flexibility to deploy power and compute capacity across AI workloads and digital asset mining depending on relative market conditions; and (iv) an experienced management team with a demonstrated ability to identify and execute strategic transactions, including the Acquisition.

Our Growth Strategy

Key elements of our growth strategy include: (i) developing our planned AI infrastructure campus in Texas and pursuing additional data center sites to expand our power and compute capacity; (ii) growing our enterprise GPU sales and distribution business, including through agreements such as our arrangement with Power Champion Investment Limited; (iii) expanding our compute-as-a-service and colocation offerings to generate recurring revenue; (iv) pursuing strategic partnerships, joint ventures, power purchase agreements, and equipment financing arrangements to fund our infrastructure build-out; and (v) continuing to operate our legacy electric vehicle, medical supplies, and drone businesses while we scale our AI infrastructure segment.

Our Corporate Information

Envirotech Vehicles, Inc. was incorporated under the laws of Delaware. On July 2, 2026, the Company completed the Acquisition and changed its corporate name to “Azio AI Holdings, Inc.” Our Common Stock trades on the Nasdaq Capital Market under the symbol “AZIO.”

Our principal executive offices are located at 7510 Ardmore Street, Houston, Texas 77054, and our telephone number is (870) 970-3355. Our website address is www.azioai.ai. The information on, or that may be accessed through, our website is not incorporated by reference into this Proxy Statement and should not be considered a part of this Proxy Statement.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AZIO AI CORPORATION

The following discussion and analysis provides information that management believes is relevant to an assessment and understanding of Legacy Azio AI’s results of operations and financial condition. This discussion should be read in conjunction with Legacy Azio AI’s financial statements and related notes included elsewhere in this Proxy Statement. This discussion contains forward-looking statements that involve risks and uncertainties. Actual results may differ materially from those anticipated in such forward-looking statements due to various factors, including those discussed elsewhere in this Proxy Statement. For purposes of this Management’s Discussion and Analysis of Financial Condition and Results of Operations, references to “we”, “us”, or “our” refer only to Legacy Azio AI prior to the closing of the Acquisition.

Overview

We are a supplier, distributor and integrator of artificial intelligence graphics processing units (AI GPUs), AI infrastructure solutions and digital-asset mining infrastructure solutions. Our offerings include OEM server modules that consist of AI GPUs manufactured by companies like Nvidia, immersion-cooled and hydro-cooled Bitcoin mining hardware and related consumables, transformers and electrical power-distribution equipment, containerized and modular systems, satellite connectivity equipment and services, and other supporting infrastructure solutions. In addition to equipment supply, we coordinate site preparation, installation, testing, commissioning, and related services required to deploy customer AI compute and mining operations.

Since commencing operations, we have focused on the commercialization and deployment of digital-asset mining infrastructure solutions while also advancing the development of AI data center infrastructure capabilities and expanding our AI GPU supply and distribution activities. We believe growth in digital-asset mining infrastructure and related AI data center markets may create opportunities to expand our operations and customer relationships.

Our strategy is focused on providing AI GPU supply and distribution and integrated infrastructure solutions to customers seeking to establish or expand AI data centers and digital-asset mining operations. We intend to leverage relationships with equipment suppliers, AI GPU and component suppliers, infrastructure providers, and customers to support the delivery of turnkey and customized solutions. In addition, we may continue to evaluate opportunities to expand our infrastructure and equipment supply offerings and capabilities in response to changing market conditions and customer requirements.

To support these objectives, we have invested in inventory procurement activities, established supplier relationships, and secured customer deposits for future product deliveries. As of June 30, 2026, and December 31, 2025, customer deposits received for future deliveries resulted in deferred revenue of $4,033,230 and $0, respectively, reflecting demand for products and services that are expected to be delivered in future periods. These customer deposits were received from the Company before the closing of the Acquisition. However, because we became a wholly owned subsidiary of the Company upon the closing of the Acquisition, the advance payment of $4,033,230 made by the Company will be an intercompany transaction for the combined entity that will be eliminated in consolidation along with any revenue recognized in the future related to such sales to the Company.

As of the date of this Proxy Statement, we remain in the early stages of our operating lifecycle. While we have commenced commercial activities and generated revenue, our operations continue to focus on expanding our customer base, executing existing orders, and developing the infrastructure necessary to support future growth.

Business Combination

In July 2026, we entered into the Merger Agreement with the Company, pursuant to which we and the Company combined through a two-step merger transaction (referred to herein as the “Acquisition”). Upon completion of the Acquisition, we became a wholly-owned subsidiary of the Company, while the Company remained the publicly traded parent company of the combined organization. As consideration for the Acquisition, holders of our common stock received an aggregate of 2,460,351 shares of Common Stock and 973,450 shares of Series A Preferred Stock, subject to the terms and conditions of the Merger Agreement. Each share of Series A Preferred Stock is convertible into 100 shares of Common Stock, subject to stockholder approval and other applicable requirements.

The Acquisition is intended to support our long-term growth strategy by providing access to the public capital markets, enhancing our ability to pursue growth opportunities, and supporting the continued development and commercialization of our digital-asset mining and data center infrastructure solutions. Following the completion of the Acquisition, we will continue to conduct our business and operations as a wholly-owned subsidiary of the Company.

For additional information regarding the Acquisition, see “Note 11 - Subsequent Events” included in our unaudited condensed financial statements for the six months ended June 30, 2026, included elsewhere in this Proxy Statement.

Principal Factors Affecting Our Results of Operations and Material Trends

Our performance and future results of operations are influenced by a number of factors, including those discussed below and those described elsewhere in this Proxy Statement. As an early-stage company, our future financial performance will depend primarily on our ability to execute our growth strategy, fulfil customer orders, maintain supplier relationships, obtain additional financing, and respond to evolving market conditions within the digital infrastructure and digital-asset mining industries.

The principal factors and trends that we believe may materially affect our results of operations include the following:

Demand for AI Infrastructure and Accelerated Computing Systems

Our results depend substantially on customer demand for artificial intelligence infrastructure, including GPU-based compute systems, high-density data center capacity, and related power and cooling solutions. Demand for these products and services is driven by enterprise, cloud, and neocloud investment in AI training and inference capacity, the pace of AI model development and adoption, the availability of capital to fund large-scale compute deployments, and the cost and availability of electric power. AI infrastructure spending has been characterized by large, discrete capital commitments concentrated among a limited number of well-capitalized purchasers. A deceleration in AI capital expenditure, a shift in customer preference toward hyperscaler-provided capacity, changes in the economics of AI compute, or a reassessment by customers of expected returns on AI investment could reduce demand for our products, compress margins, or delay planned deployments, any of which could materially affect our revenue and operating results.

Availability and Allocation of GPU Systems and Advanced Computing Hardware

Our GPU server resale business depends on our ability to obtain allocation of advanced computing systems from original equipment manufacturers, contract manufacturers, and authorized channel partners. Supply of these systems has at times been constrained relative to demand, and allocation decisions are made by suppliers based on factors outside our control, including manufacturing capacity for advanced semiconductors, high-bandwidth memory availability, advanced packaging capacity, and supplier prioritization of larger or longer-tenured purchasers. Lead times for current-generation systems may be extended and may require substantial deposits or prepayments in advance of delivery. Our inability to secure allocation on commercially acceptable terms, at expected volumes, or on the timelines our customers require would adversely affect our ability to fulfill orders and could result in cancellations, contractual penalties, or loss of customer relationships.

Development, Energization, and Utilization of Data Center Capacity

Our AI infrastructure development activities require us to acquire or lease sites, obtain electrical interconnection and transmission service, secure permits and entitlements, procure long-lead electrical and mechanical equipment, and construct facilities capable of supporting high-density compute deployments. Project timelines depend on utility and transmission-provider interconnection queues, transformer and switchgear lead times, contractor and skilled-labor availability, and local permitting processes, and are subject to delay and cost escalation. Revenue and margin from these activities will depend on our ability to complete development on schedule and on budget, to energize capacity when contracted, and to achieve targeted utilization and pricing for the resulting capacity. Delays in energization, cost overruns, or capacity delivered in advance of contracted demand could materially and adversely affect our operating results and cash flows.

Conversion of Sales Pipeline and Framework Arrangements into Binding Orders

Consistent with customary practice in the AI infrastructure market, a portion of our anticipated future revenue is associated with framework or master arrangements. These arrangements establish potential purchase volumes, pricing mechanics, and delivery windows, and provide a structure for the parties to transact efficiently as customer requirements are confirmed, but neither obligates the counterparty to purchase nor obligates us to deliver until a binding purchase order or release is issued. Accordingly, amounts we describe as pipeline, potential, or maximum contract value do not represent contracted or committed revenue, backlog, or remaining performance obligations, and should not be relied upon as an indication of revenue we will ultimately recognize. The rate and timing at which these arrangements convert into binding orders will depend on a number of factors, including our ability to secure corresponding hardware allocation and financing, and the satisfaction of conditions precedent such as customer site readiness, power availability, and payment or deposit milestones. Conversion rates may differ materially from our expectations, and orders may be reduced, deferred, restructured, or cancelled.

Technological Change, Product Life Cycles, and Inventory Risk

Accelerated computing hardware is subject to rapid generational turnover, with successive product architectures introduced on compressed cycles. The introduction of a new generation may reduce the market value and resale pricing of prior-generation systems, alter customer specifications mid-procurement, and shorten the period during which inventory can be sold at anticipated margins. Because our resale model may require us to commit to purchase orders and make supplier prepayments before corresponding customer commitments are final, we may bear exposure to price erosion, excess or obsolete inventory, and inventory write-downs. Similarly, facility designs optimized for current-generation power density and cooling requirements may require modification to accommodate future systems, resulting in additional capital expenditure.

Working Capital Intensity of Hardware Procurement

Fulfilling GPU system orders typically requires significant cash outlays for supplier deposits and progress payments in advance of receipt of customer payments and revenue recognition. As a result, growth in order volume may increase, rather than reduce, our near-term working capital requirements. Our ability to scale the hardware resale business will depend on access to vendor credit, inventory or receivables financing, customer deposit structures, or additional equity or debt capital, in each case on acceptable terms. Mismatches between the timing of supplier payment obligations and customer collections could constrain our ability to accept orders even where demand exists.

Trade Restrictions and Export Controls on Advanced Computing Hardware

Advanced GPUs, AI accelerators, and related systems are subject to U.S. export control laws and regulations, including country-specific licensing requirements, end-use and end-user restrictions, and controls that have been amended frequently and with limited notice. Sales to, or deployments involving, certain jurisdictions or counterparties may require licenses that are not granted or are granted subject to conditions, and diligence obligations regarding ultimate end users and destinations increase our compliance costs and transaction timelines. Changes in export controls, tariffs, or other trade measures could restrict the customers we may serve, the products we may sell, or the terms on which we may sell them, and non-compliance could subject us to penalties and reputational harm.

Demand for AI Infrastructure and Digital-Asset Mining Infrastructure

Demand for our products and services is influenced by capital investment activity in the AI infrastructure and digital-asset mining industries, including customer investment in AI compute capacity and AI GPU deployments, mining infrastructure, data center development, and related power and cooling solutions. Demand for our AI infrastructure offerings and AI GPU sales and resale activity may be affected by the availability and allocation of AI GPUs and related components, the pace of enterprise and hyperscaler investment in AI compute, evolving customer performance and architecture requirements, model development and training cycles, and the cost and availability of power and capital. Demand for digital-asset mining infrastructure may be affected by market sentiment toward digital assets, mining economics, availability of power resources, and capital investment trends. These factors may affect customer purchasing decisions and the timing of infrastructure deployments, and, because a significant portion of our revenue may be concentrated in one or both of these markets, changes in either could materially impact our revenue growth and operating results.

Liquidity and Capital Resources

Our business requires working capital to fund inventory purchases, supplier advances, operating expenses, and future growth initiatives. As of June 30, 2026, we had cash of $102,081 and an accumulated deficit of $3,820,321. As of December 31, 2025, we had cash of $1,000 and an accumulated deficit of $54,545. We expect to require additional financing to support our operations and strategic objectives. Our ability to obtain financing on acceptable terms, or at all, may affect the pace of our growth and our ability to execute our business plan.

Customer Orders and Deferred Revenue Conversion

As of June 30, 2026, and December 31, 2025, we had deferred revenue of $4,033,230 and $0, respectively, representing customer deposits received for future product deliveries. These customer deposits were received from the Company before the closing of the Acquisition and, accordingly, upon the closing of the Acquisition, these deposits will represent an intercompany transaction for the combined entity that will be eliminated in consolidation. Our future operating results will depend in part on our ability to satisfy performance obligations, deliver products on schedule, and recognize associated revenue. Delays in procurement, logistics, project execution, or customer acceptance could affect the timing of revenue recognition and operating results.

Supplier Relationships and Supply Chain Dependence

Our business depends on the availability of GPU-based compute systems and accelerators, digital-asset mining equipment, infrastructure components, power-distribution equipment, high-density cooling equipment, and related products sourced from third-party suppliers. During the six months ended June 30, 2026, two vendors accounted for substantially all of our purchases. For the period from October 7, 2025 (inception) through December 31, 2025, our operating activities consisted primarily of organizational, administrative, and business development activities and we did not purchase any digital-asset mining equipment, infrastructure components, power-distribution equipment, and related products during that period. Any disruption in supplier relationships, product availability, pricing, shipping logistics, or manufacturing capacity could adversely affect our ability to fulfil customer orders and may impact our results of operations and cash flows.

Customer Concentration

During the six months ended June 30, 2026, one customer, which was the Company, accounted for substantially all of our revenue. However, because we became a wholly owned subsidiary of the Company upon the closing of the Acquisition, any future sales to the Company will represent an intercompany transaction in the combined entity and will be eliminated in consolidation. For the period from October 7, 2025 (inception) through December 31, 2025, our operating activities consisted primarily of organizational, administrative, and business development activities and we did not generate any revenue during that period. As a result, our operating results are currently dependent on a limited number of customers. The loss of a significant customer, delays in customer purchasing decisions, or changes in customer demand could materially impact future revenue and profitability until our customer base becomes more diversified.

Merger with Azio AI Holdings, Inc.

In July 2026, we entered into a merger transaction with the Company, pursuant to which we became a wholly-owned subsidiary of the Company. The successful integration of operations, realization of strategic benefits, and access to potential capital market opportunities following the transaction may influence our future growth prospects and operating performance. The anticipated benefits of the transaction may not be realized within expected timeframes or at all.

Competition and Technological Developments

The markets for AI Infrastructure and AI GPU, digital-asset mining infrastructure, power distribution equipment, cooling solutions, and modular data center infrastructure are highly competitive and subject to ongoing technological advancements. Our ability to compete effectively depends on product and AI GPU availability, pricing, service quality, supplier relationships, technological developments, and our ability to meet evolving customer requirements. Failure to adapt to industry developments or changing customer preferences may adversely affect our competitive position and operating results.

Macroeconomic and Industry Conditions

General economic conditions, inflation, interest rates, capital market conditions, trade and export restrictions, geopolitical developments, and energy market dynamics may affect customer spending, equipment and AI GPU availability and allocation, supply chain costs, and access to financing. Demand for our AI infrastructure and AI GPU sales and resale activity may also be affected by the pace of enterprise and hyperscaler investment in AI compute. In addition, volatility in digital-asset markets may influence customer demand for digital-asset mining infrastructure solutions and impact the timing and scale of future projects.

Going Concern and Additional Financing Requirements

We have incurred recurring losses since inception and management has concluded that substantial doubt exists regarding our ability to continue as a going concern absent additional financing. Accordingly, our future operating results and growth prospects remain dependent upon our ability to secure additional capital and successfully execute our operating plan.

Plan of Operations and Expected Revenue Sources

Our business is focused on the sale, distribution, supply and integration of AI GPUs, AI Infrastructure solutions and digital-asset mining infrastructure solutions. Our offerings include AI GPU systems and related components sold on a resale or supply basis, air-cooled and liquid-cooled AI compute infrastructure, immersion-cooled and hydro-cooled Bitcoin mining hardware and related consumables, transformers and electrical power-distribution equipment, containerized and modular systems, satellite connectivity equipment and services, and related infrastructure solutions. In addition, we coordinate site preparation, installation, testing, commissioning, and other services required to deploy customer AI compute and mining operations.

Our operating strategy is focused on expanding customer relationships, fulfilling existing customer commitments, strengthening supplier relationships, and increasing our ability to deliver integrated infrastructure solutions to customers operating in the digital-asset mining and data center sectors. We also intend to continue developing our modular data center infrastructure capabilities to support future growth opportunities.

As of June 30, 2026, and December 31, 2025, we had deferred revenue of $4,033,230 and $0, respectively, representing customer deposits received for future product deliveries. Management expects future revenue generation to be driven primarily by the fulfilment of customer orders and the delivery of products and services associated with customer deposits, as well as additional sales of mining infrastructure equipment and related services. Revenue is expected to be recognized as performance obligations are satisfied and control of the related goods or services is transferred to customers. The customer deposits amounting to $4,033,230 were received from the Company before the closing of the Acquisition. However, because we became a wholly owned subsidiary of the Company upon the closing of the Acquisition, the advance payment of $4,033,230 made by the Company will be an intercompany transaction for the combined entity that will be eliminated in consolidation along with any revenue recognized in the future related to such sales to the Company.

To support anticipated customer demand, we have increased inventory levels and made advance payments to suppliers to secure product availability and support future deliveries. As of June 30, 2026, and December 31, 2025, inventory totaled $291,498 and $0, respectively. As of June 30, 2026, and December 31, 2025, advances to suppliers totaled $232,500 and $0, respectively.

We expect that our operations and growth initiatives will require additional capital. As disclosed in our financial statements included elsewhere in this Proxy Statement, management has determined that substantial doubt exists regarding our ability to continue as a going concern absent additional financing. Accordingly, our ability to execute our growth strategy will depend, in part, on our ability to obtain additional funding and successfully convert existing customer demand into recognized revenue and operating cash flows.

Results of Operations

For the six months ended June 30, 2026, we generated revenue of $232,800 and incurred cost of revenue of $210,817, resulting in a gross margin of $21,983. Revenue for the six months ended June 30, 2026, was generated primarily from the sales of digital-asset mining infrastructure products and related solutions. Cost of revenue consisted principally of product procurement and other direct costs associated with fulfilling customer orders. The sales of digital-asset mining infrastructure products and related solutions were made to the Company before the closing of the Acquisition. However, because we became a wholly owned subsidiary of the Company upon the closing of the Acquisition, any future sales to the Company will represent an intercompany transaction in the combined entity and will be eliminated in consolidation.

Operating expenses for the six months ended June 30, 2026, were $3,712,757, consisting of $3,657,797 of general and administrative expenses and $54,960 of sales and marketing expenses. General and administrative expenses primarily related to professional fees, consulting expenses, and other corporate overhead incurred to support our operations and compliance requirements. Sales and marketing expenses consisted principally of business development, promotional, and marketing activities. As a result of the foregoing, we incurred a net operating loss of $3,690,774 for the six months ended June 30, 2026.

Other income (expense), net, was $74,602 for the six months ended June 30, 2026. Other expenses primarily consisted of a $97,294 loss on change in fair value of convertible debt and $2,308 of interest expense, partially offset by $25,000 of other income. The other income of $25,000 represents a deposit from the Company that became non-refundable upon the occurrence of a contractual trigger related to the Common Stock trading below $1.00 per share during a certain specified period.

As a result, after considering a provision for income taxes of $400, we reported a net loss of $3,765,776 for the six months ended June 30, 2026.

We are an early-stage company and did not generate any revenue between October 7, 2025 (inception) through December 31, 2025. As a result, our operating activities during the period from October 7, 2025 (inception) through December 31, 2025, consisted primarily of organizational, administrative, and business development activities.

Operating expenses for the period from October 7, 2025 (inception) through December 31, 2025, were $53,645, consisting of $48,034 of general and administrative expenses and $5,611 of sales and marketing expenses. General and administrative expenses primarily related to professional fees, consulting expenses, and other corporate overhead incurred to support our operations and compliance requirements. Sales and marketing expenses consisted principally of business development, promotional, and marketing activities.

As a result, after considering a provision for income taxes of $800, we reported a net loss of $54,445 for the period from October 7, 2025 (inception) through December 31, 2025.

Risks and Uncertainties Associated with Future Results of Operations

Our future operating results are subject to a number of risks and uncertainties. We are in the early stages of commercial operations, and our ability to achieve our business objectives will depend on, among other factors, our ability to fulfil customer orders, expand our customer base, maintain supplier relationships, secure adequate working capital, and successfully execute our growth strategy.

Demand for our products and services is influenced by activity within the digital-asset mining and infrastructure markets. Changes in digital-asset market conditions, energy prices, customer capital spending, and overall economic conditions may affect customer demand and the timing of revenue generation.

In addition, our current operations are characterized by customer and supplier concentration. During the six months ended June 30, 2026, one customer, which was the Company, accounted for substantially all revenue and two vendors accounted for substantially all purchases. As a result, our operating results may be significantly affected by changes in demand from key customers or disruptions in supplier relationships. For the period from October 7, 2025 (inception) through December 31, 2025, our operating activities consisted primarily of organizational, administrative, and business development activities and we did not generate any revenue during that period.

As of June 30, 2026, and December 31, 2025, we had deferred revenue of $4,033,230 and $0, related to customer deposits for future deliveries. These customer deposits were received from the Company before the closing of the Acquisition and, accordingly, upon the closing of the Acquisition, these deposits represent an intercompany transaction for the combined entity that will be eliminated in consolidation.

For additional information regarding risks that could affect our future results of operations, see “Risk Factors” included elsewhere in this Proxy Statement.

Liquidity and Capital Resources

For the six months ended June 30, 2026, we reported a net loss of $3,765,776. As of June 30, 2026, we had cash of $102,081 and an accumulated deficit of $3,820,321.

Net cash used in operating activities was $124,196 during the six months ended June 30, 2026, while net cash provided by financing activities was $225,277, primarily from the issuance of convertible notes and short-term borrowings.

Our primary liquidity requirements relate to working capital, inventory procurement, supplier advances, and general operating activities. As of June 30, 2026, we had inventory of $291,498, advances to suppliers of $232,500, and deferred revenue of $4,033,230.

For the period from October 7, 2025 (inception) through December 31, 2025, we reported a net loss of $54,445. As of December 31, 2025, we had cash of $1,000 and an accumulated deficit of $54,545.

Net cash used in operating activities was $23,723 during the period from October 7, 2025 (inception) through December 31, 2025, while net cash provided by financing activities was $24,723, primarily from the loan from related party.

Convertible Notes financing

On February 12, 2026, we entered into a Note Purchase Agreement with Pegasus Technology LLC (“Pegasus”), pursuant to which we issued and sold to Pegasus a convertible promissory note in the principal amount of $100,000 (the “February 2026 Convertible Note”) for a purchase price of $100,000. The proceeds from the issuance of the February 2026 Convertible Note were used for general working capital purposes.

The February 2026 Convertible Note bears interest at 5% per annum, calculated on a simple, non-compounding basis, and matures on February 12, 2031, the fifth anniversary of the issuance date, unless earlier converted or prepaid in accordance with its terms. No payments of principal or interest are required prior to maturity, other than as specifically provided in the February 2026 Convertible Note. We may prepay all or any portion of the outstanding indebtedness at any time in cash prior to maturity.

Upon the occurrence of a Trigger Event, defined in the February 2026 Convertible Note as the occurrence of an initial public offering (“IPO”) of our common stock or a reverse takeover (“RTO”) transaction involving us, whichever is first, the February 2026 Convertible Note may be converted, in whole or in part, only beginning on the sixth trading day following such Trigger Event. The Acquisition was considered an RTO for the purposes of the February 2026 Convertible Note, and following its closing, the February 2026 Convertible Note became convertible into shares of Common Stock. The holder may elect to convert all or any portion of the outstanding indebtedness, and we may elect to convert all or any portion of the outstanding indebtedness. The conversion price is equal to 50% of VWAP, where VWAP is calculated based on the volume-weighted average price of the Common Stock for the five trading days immediately preceding the applicable conversion date, subject to the calculation mechanics specified in the February 2026 Convertible Note. If the Common Stock is not listed or quoted on a trading market, the February 2026 Convertible Note provides for alternative market price or fair value determinations, as applicable. The VWAP calculation is subject to equitable adjustment for stock dividends, stock splits, combinations, recapitalizations, and similar transactions.

Events of default include, among other matters, failure to pay amounts when due, subject to applicable cure periods, and certain bankruptcy, insolvency, or similar events. Upon an event of default, Pegasus may declare the outstanding indebtedness immediately due and payable, and the interest rate increases to 10% per annum during the continuance of the default.

As of June 30, 2026, the fair value of the February 2026 Convertible Note was $168,541.

On April 30, 2026, we entered into a Note Purchase Agreement with AKJ Capital LLC (“AKJ”) pursuant to which we issued and sold to AKJ a convertible promissory note in the principal amount of $50,000 (the “April 2026 Convertible Note”) for a purchase price of $50,000. The proceeds from the issuance of the April 2026 Convertible Note were used for general working capital purposes.

The April 2026 Convertible Note bears interest at 5% per annum, calculated on a simple, non-compounding basis, and matures on April 30, 2031, the fifth anniversary of the issuance date, unless earlier converted or prepaid in accordance with its terms. No payments of principal or interest are required prior to maturity, other than as specifically provided in the Convertible Note. We may prepay all or any portion of the outstanding indebtedness at any time prior to maturity.

Upon the occurrence of a Trigger Event, defined in the April 2026 Convertible Note as the occurrence of an initial public offering (“IPO”) of our common stock or a reverse takeover (“RTO”) transaction involving us, whichever is first, the April 2026 Convertible Note may be converted, in whole or in part, only beginning on the sixth trading day following such Trigger Event. The Acquisition was considered an RTO for the purposes of the April 2026 Convertible Note, and following its closing, the April 2026 Convertible Note became convertible into shares of Common Stock. The holder may elect to convert all or any portion of the outstanding indebtedness, and we may elect to convert all or any portion of the outstanding indebtedness. The conversion price is equal to 50% of VWAP, where VWAP is calculated based on the volume-weighted average price of the Common Stock for the five trading days immediately preceding the applicable conversion date, subject to the calculation mechanics specified in the April 2026 Convertible Note. If the Common Stock is not listed or quoted on a trading market, the April 2026 Convertible Note provides for alternative market price or fair value determinations, as applicable. The VWAP calculation is subject to equitable adjustment for stock dividends, stock splits, combinations, recapitalizations, and similar transactions.

Events of default include, among other matters, failure to pay amounts when due, subject to applicable cure periods, and certain bankruptcy, insolvency, or similar events. Upon an event of default, AKJ may declare the outstanding indebtedness immediately due and payable, and the interest rate increases to 10% per annum during the continuance of the default.

As of June 30, 2026, the fair value of the April 2026 Convertible Note was $81,061.

We have funded operations primarily through customer deposits, convertible debt financings, and borrowings. Management expects additional capital will be required to support future operations and growth initiatives.

As discussed in the notes to our unaudited condensed financial statements included elsewhere in this Proxy Statement, management has concluded that substantial doubt exists regarding our ability to continue as a going concern for the twelve months following the issuance of such financial statements. Management intends to seek additional financing and continue executing its operating strategy to address its future liquidity requirements.

In July 2026, we completed the Acquisition with the Company, which we expect will support our long-term strategic objectives.

Contractual Obligations

The deferred revenue balance as of June 30, 2026 primarily relates to customer advances received from the Company totaling $4,033,230. Because the related products and services had not yet been purchased or delivered as of the reporting date, the Company is required to fulfil these obligations in future periods, which is expected to result in corresponding cash expenditures as the commitments are satisfied. However, because we became a wholly owned subsidiary of the Company upon the closing of the Acquisition, these obligations towards the Company will represent an intercompany transaction in the combined entity and will be eliminated in consolidation.

Critical Accounting Estimates

Our unaudited condensed financial statements and our audited financial statements and the accompanying notes thereto included elsewhere in this Proxy Statement are prepared in accordance with U.S. GAAP. The preparation of financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, costs and expenses, and related disclosures. We base our estimates on assumptions that we believe to be reasonable under the circumstances. Actual results could differ significantly from our estimates. To the extent that there are differences between our estimates and actual results, our future financial statement presentation, financial condition, results of operations, and cash flows will be affected.

Revenue recognition

The Company recognizes revenue under ASC 606 when control of promised goods or services transfers to a customer, in an amount reflecting the consideration the Company expects to be entitled to, applying the five-step model.

Where the Company delivers a fully operational installation combining mining hardware, cooling, transformers, electrical and power-distribution work, installation, and commissioning, the goods and services are not separately identifiable and are accounted for as a single performance obligation recognized over time using a cost-to-cost input method, as the customer controls the asset as it is created.

The Company acts as principal and recognizes revenue on a gross basis. Consideration received before performance is recorded as deferred revenue and recognized as obligations are satisfied.

Given our limited operating history, we currently do not have any other critical accounting estimates that materially affect our financial statements. See Note 3, Summary of Significant Accounting Policies, of Legacy Azio AI’s financial statements included elsewhere in this Proxy Statement for a description of our significant accounting policies.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have, or are reasonably likely to have, a material current or future effect on our financial condition, changes in financial condition, revenues, expenses, results of operations, liquidity, capital expenditures, or capital resources.

Recent Accounting Pronouncements

See “Recent Accounting Pronouncements” described in Note 3 of our financial statements included elsewhere in this Proxy Statement.

PROPOSAL 1:

ELECTION OF THE CLASS III DIRECTOR

Our Board currently consists of five directors divided into three classes, with each class holding office for a three-year term. Each director serves until such director’s successor is duly elected and qualified or such director’s earlier resignation, death or removal. Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has nominated Larry G. Paige II for election at the Annual Meeting. If elected at the Annual Meeting, Mr. Paige will hold office for a three-year term that will expire at the 2029 Annual Meeting of Stockholders.

Mr. Paige has consented to serve if elected. If he becomes unavailable to serve as a director, our Board may designate a substitute nominee. In that case, the Proxy Holders will vote for the substitute nominee designated by our Board. Our Board has no reason to believe that Mr. Paige will be unable to serve. There are no agreements or understandings pursuant to which Mr. Paige or any of our directors was selected to serve as a director.

All of our directors are expected to attend the Annual Meeting.

INFORMATION ABOUT THE DIRECTOR NOMINEE

The following table and summary provide information regarding our director nominee, his age, the year in which he became a director, his principal occupation or employment during the past five years, directorships held with other public companies at any time during the past five years and other biographical data. Included in the biography of our nominee is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve as one of our directors.

Name	Age	Class

Larry G. Paige II(1)	58	Class III

(1) As of September 8, 2026, Mr. Paige is a member of the Audit Committee and the Compensation Committee and Chairperson of the Nominating and Corporate Governance Committee.

Larry G. Paige II has served as a director of the Company since September 8, 2026. Since December 2023, Mr. Paige has served in advisory capacities as Chief Strategic Officer of Chippewa Sustainable Solutions, Inc. and Executive Director of Energy Resilience Partners, LLC, supporting strategy, federal business development, program governance, energy resilience and microgrids. Since February 2026, he has provided advisory leadership to the SAFuelsX project supporting the Little Shell Tribe of Chippewa Indians of Montana and AIC Energy Corp. From 2012 to 2022, Mr. Paige was Managing Director and Chief Executive Officer of United Global Group, Inc., leading governance, ethics, human resources, financial oversight, business development and operating systems during a period in which the company received approximately $50 million in federal awards. Mr. Paige began his career in the United States Marine Corps, serving until May 2007. After serving in the private sector in multiple program management roles, Mr. Paige continued military service in the United States Navy from February 2009 to November 2010, as Branch Head, Navy Training Requirements. His military and federal service included logistics, acquisition, budgeting, asset accountability, audit readiness and cybersecurity-sensitive systems. He also established and improved Navy-wide training-requirements determination processes, increasing rigor and traceability in support of OPNAV N1’s five-year $6.2 billion training-program requirements and budget. Mr. Paige holds a B.A. in Management and Business Administration from the University of Oklahoma, an M.S. in Material Logistics & Operations Research Analysis from the Naval Postgraduate School, and an M.S. in Project Management from Boston University and completed advanced doctoral (ABD) studies in organizational management with emphasis on IT Management from Capella University. With more than three decades of experience spanning military logistics, federal contracting, infrastructure, technology, energy resilience and complex program execution, the Board believes that Mr. Paige provides necessary perspectives in financial and operational oversight, AI and data systems, cybersecurity, energy and critical infrastructure, federal and tribal stakeholder engagement, and executive leadership.

Vote Required

The election of the nominee named in this Proxy Statement as a Class III director requires the affirmative vote of a plurality of votes cast by the stockholders entitled to vote on this Proposal 1. As such, the Class III director nominee receiving the highest number of affirmative votes of the votes cast at the Annual Meeting will be elected. As of the date of the mailing of this Proxy Statement, there is currently only one nominee to be voted on by stockholders at the Annual Meeting. Because “abstentions” and “broker non-votes” on this Proposal 1 are not considered “votes cast,” they will have no effect on this Proposal 1.

Proxy cards received in response to this solicitation will be voted “FOR” the election of Mr. Paige to our Board unless otherwise specified in the proxy card.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT AS A CLASS III DIRECTOR.

CONTINUING DIRECTORS

The following table and summaries provide information regarding each of our continuing directors, his or her age, the year in which each he or she became a director, his or her principal occupation or employment during the past five years, directorships held with other public companies at any time during the past five years, and other biographical data. Included in the biography of each director is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that such individual should serve as one of our directors.

Name	Age	Class

Chris Young	44	Class II
Jason Maddox	47	Class II
Terri White Elk (1)	56	Class I
Michael A. Di Pietro (2)	71	Class I

(1)	Ms. White Elk is a member of the Audit Committee and the Nominating and Corporate Governance Committee and Chairperson of the Compensation Committee.
(2)	Mr. Di Pietro is a member of the Compensation Committee and the Nominating and Corporate Governance Committee and Chairperson of the Audit Committee.

Chris Young, Chief Executive Officer, Chairman of the Board, and Director

Chris Young has served as the Chief Executive Officer and Chairman of the Board since July 2026. Mr. Young most recently served as Chief Executive Officer and Chairman of the Board of Directors of Legacy Azio AI from October 2025 until it was acquired by the Company in July 2026. He has served as an operator in the pre-seed and seed stages of eight startups, four of which achieved profitable exits, and has been involved in raising more than $245 million in pre-seed, seed, and Series A capital for startups and publicly traded companies. From March 2020 to October 2021, he was co-founder and President of Clubhouse Media Group, which reached a peak market capitalization of more than $2 billion and which he helped build into one of the largest publicly traded influencer-marketing agencies through strategic acquisitions and partnerships with leading creators and consumer brands. From January 2018 to January 2019, he served as Chief Strategy Officer of Cannabis Strategic Ventures, which reached a peak market capitalization of more than $1 billion, later serving as its Strategy Consultant from June 2019 to July 2022, and he co-founded one of the first California-based cannabis companies to trade on the U.S. OTC public markets. Since 2012, Mr. Young has been of counsel to Harris Tulchin & Associates Ltd., where his practice focuses on corporate and intellectual property law, and since December 2019 he has served as Director of Legal and Compliance at Kingdom Realty Group in the Commercial Real Estate sector. His earlier ventures include WHIPP, a parking-technology company which was acquired by Republic Parking and Classic Parking, and FD9 Group, a fashion tech company which developed brands for Paris Hilton and Yolanda Hadid and was distributed through Neiman Marcus, Nordstrom, and other national retailers. Since June 2016, Mr. Young has served as a Resident Advisor at Amplify. LA, a Los Angeles-based venture capital firm, where he advises early-stage technology and consumer companies - including artificial intelligence and software startups - on corporate strategy, business development, fundraising, and go-to-market execution, and where his advisory work has included supporting the strategic development and marketing of C4 Energy prior to its partial acquisition by Keurig Dr Pepper. Mr. Young holds a Bachelor of Arts in International Politics from Occidental College, a Juris Doctor from Southwestern Law School, and an Executive Master of Business Administration from the University of Southern California.

Jason Maddox, Chief Financial Officer and Director

Jason Maddox has served as the Chief Financial Officer of the Company since July 2026 and a director of the Company since August 2025. Mr. Maddox previously served as the Interim Chief Financial Officer of the Company from January 2025 until July 2026, and as the President of the Company from October 2024 until July 2026. Mr. Maddox also has served as the Chief Executive Officer of Maddox Defense, Inc. (“Maddox Defense”) since June 2008 and the Chief Executive Officer of Maddox Industries from January 2021 until the acquisition of Maddox Industries by the Company in December 2024. He delivers years of large company executive leadership, successfully building Maddox Defense to one of the major players in government contracting. Mr. Maddox graduated from the University of Colorado with a Bachelor of Science degree in mechanical engineering and journalism and mass communication. He also holds a master’s in entrepreneurship from the Babson F.W. Olin Graduate School and a post-graduate certificate in entrepreneurship studies from Harvard Business School. We believe that Mr. Maddox is qualified to serve as a director due to his extensive leadership experience and business acumen.

Terri White Elk, Director

Terri White Elk has served as a director of the Company since March 2021. Ms. White Elk is a member of the Real Estate Investment Sales team at Keller Williams Realty SW in Las Vegas, Nevada, a position she has held since July 2003. Ms. White Elk also served as Operations Manager of Innovative Real Estate Strategies, a real estate and investment firm based in Las Vegas, Nevada, from July 2009 until May 2018, and was a Sales Executive at Legacy Partners Inc., a real estate development firm, from March 2005 until September 2008. Ms. White Elk received a Bachelor of Arts degree in Political Science from Arizona State University. We believe that Ms. White Elk is qualified to serve as a director due to her previous executive-level experience and extensive experience in the real estate industry.

Michael A. Di Pietro, Director

Michael A. Di Pietro has served as a director since March 2021. Mr. Di Pietro is the President of Michael Di Pietro, CPA, Inc., a full-service public accounting firm he founded in 1991. Since July 2018, Mr. Di Pietro has served on the board of directors of Cathedral High School, a private, college preparatory Catholic all-boys school located in Los Angeles, California, where he is currently the chair of the finance committee. Mr. Di Pietro also previously served as a Director of Chino Commercial Bank, a community bank located in Chino, California, from April 2012 until April 2019. Mr. Di Pietro holds a Bachelor of Arts degree in Accounting from the University of South Florida, a Master of Arts in Church History from the University of Notre Dame, and a Master of Divinity and Biblical Studies from Fuller Theological Seminary. Based on these qualifications, the Board believes that Mr. Di Pietro is qualified to serve on the Board of Directors. As of July 2023, Mr. Di Pietro is on the Board of Trustees for the Dan Murphy Foundation and he serves as the Audit Chairman and is a member of the Investment Committee.

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

The Audit Committee annually evaluates the performance of our independent registered public accounting firm and determines whether to re-engage the current independent auditor or consider other audit firms. On September 3, 2026, the Audit Committee dismissed Barton CPA, PLLC (“Barton”) as our independent registered public accounting firm and, on September 8, 2026, appointed TAAD LLP (“TAAD”) as our independent registered public accounting firm to audit our consolidated financial statements as of and for the year ending December 31, 2026.

Barton’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Barton’s audit report on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and 2024, dated April 13, 2026, included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years, which ended on December 31, 2025 and 2024, and the subsequent interim period through June 30, 2026, there were no “disagreements” (within the meaning set forth in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Barton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Barton’s satisfaction, would have caused Barton to make reference to the subject matter of disagreements in connection with their reports on the Company’s consolidated financial statements for the years ended December 31, 2025 and 2024.

Except as noted in the following paragraph, there were no “reportable events” (within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K) during the Company’s two most recent fiscal years and the subsequent interim period through June 30, 2026.

As disclosed in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, the Company identified material weaknesses in its internal control over financial reporting related to certain staff reductions and voluntary resignations the Company experienced beginning in the fourth quarter of 2020 and the Company’s increased reliance on outsourced help, which resulted in the Company being unable to maintain the levels of segregation of duties during such periods at the levels of prior periods. As further disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, the material weakness remained unremediated as of December 31, 2025.

The Audit Committee has discussed the subject matter of these reportable events with Barton. The Company has authorized Barton to respond fully to the inquiries of the successor independent registered public accounting firm concerning the subject matter of the reportable events.

TAAD served as the independent registered public accounting firm of Legacy Azio AI prior to the acquisition of Legacy Azio AI by the Company on July 2, 2026, as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on July 6, 2026.

During the fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through June 30, 2026, the Company did not consult with TAAD regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Ratification of our independent registered public accounting firm is not required by our amended and restated bylaws or otherwise. However, we are submitting the selection of TAAD to our stockholders for ratification as a matter of good corporate practice and because we value the views of our stockholders.

The Audit Committee considers TAAD to be well qualified. In the absence of contrary specification, the Proxy Holders will vote proxies received in response to this solicitation in favor of ratification of the appointment. In the event that stockholders fail to ratify the appointment of TAAD, the Audit Committee will reconsider the appointment of TAAD. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interest of our stockholders.

Representatives of TAAD are expected to be present at the Annual Meeting and will be available to respond to appropriate questions. We have provided TAAD with an opportunity to make a statement if they desire to do so, although they have declined to make such a statement at the Annual Meeting. Representatives of Barton are not expected to be present at the Annual Meeting and will not be available to respond to questions.

Vote Required

The ratification of the appointment of TAAD as our independent registered public accounting firm for the year ending December 31, 2026 requires the affirmative vote of a majority in voting power of the shares of our Common Stock represented in person or by proxy and entitled to vote on this Proposal 2. Because “abstentions” are considered both present and entitled to vote on this Proposal 2, an “abstention” will have the same effect as a vote “against” this Proposal 2. Because this Proposal 2 is a “routine” matter, “broker non-votes” will not occur with respect to this Proposal 2.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF TAAD AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

CORPORATE GOVERNANCE

Currently, the number of directors authorized to serve on our Board is five. The authorized number of directors may be changed only by resolution of our Board. Our Certificate of Incorporation provides that our Board is divided into three classes, with each class holding office for a three-year term. This classification of our Board may have the effect of delaying or preventing changes in control of our company or management. Each director serves until such director’s successor is duly elected and qualified or such director’s earlier resignation, death or removal. Our Board is responsible for our business and affairs and considers various matters that require its approval.

Director Independence

Our Board has undertaken a review of the independence of each director. For purposes of determining director independence, we have applied the definitions set out in Nasdaq Listing Rule 5605(a)(2). Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that Mr. Paige, Mr. Di Pietro and Ms. White Elk do not have a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities and that each of these directors is an “independent director” as that term is defined under the Nasdaq Rule 5605(a)(2).

Family Relationships

There is no family relationship between any director, executive officer or person nominated to become a director or executive officer of our Company.

Meetings of Our Board

During the fiscal year ended December 31, 2025, our Board met five times. Each incumbent director serving during the fiscal year ended December 31, 2025, attended at least 75% of the aggregate of all meetings of our Board and applicable committee meetings during the period that he or she served as a director.

We make every effort to schedule our annual meeting of stockholders at a time and date to maximize attendance by directors, taking into account our directors’ schedules. All directors are strongly encouraged to make every effort to attend our annual meeting of stockholders, absent an unavoidable and irreconcilable conflict. All of our directors attended our 2025 Annual Meeting of Stockholders.

Information Regarding Committees of Our Board

Our Board has established three standing committees, an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which operates under a charter that has been approved by our Board. We intend to appoint persons to our Board and its committees as required from time to time to satisfy the corporate governance requirements under the Nasdaq listing rules.

Audit Committee

Our Audit Committee currently consists of Mr. Di Pietro (Chairperson), Mr. Paige and Ms. White Elk. Mr. Paige was appointed to the Audit Committee as of September 8, 2026. The Audit Committee operates under a written charter, which is available on our website at www.azioai.ai. In addition to meeting the independence requirements generally applicable to directors, our Board has determined that each of Mr. Di Pietro, Mr. Paige and Ms. White Elk also satisfy the independence requirements of Nasdaq Rule 5605(c)(2) and Rule 10A-3 under the Exchange Act. Our Board further has affirmatively determined that Mr. Di Pietro is an “audit committee financial expert” as defined by the regulations promulgated by the SEC and within the meaning of the Nasdaq listing rules.

Our Audit Committee is responsible for, among other things:

•	appointing, compensating, retaining and overseeing our independent registered public accounting firm;

•	approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•	reviewing, with our independent registered public accounting firm, all critical accounting policies and procedures;

•	reviewing with management the adequacy and effectiveness of our internal control structure and procedures for financial reports;

•

reviewing and discussing with management and our independent registered public accounting firm our annual audited financial statements and any certification, report, opinion or review rendered by our independent registered public accounting firm;

•	reviewing and investigating conduct alleged to be in violation of our code of business conduct and ethics;

•	reviewing and approving related party transactions;

•	preparing the Audit Committee report required in our annual proxy statement; and

•	reviewing and evaluating, at least annually, its own performance and the adequacy of the committee charter.

The Audit Committee met as a committee four times during the fiscal year ended December 31, 2025.

Compensation Committee

Our Compensation Committee currently consists of Mr. Di Pietro, Mr. Paige and Ms. White Elk (Chairperson). Mr. Paige was appointed to the Compensation Committee as of September 8, 2026. The Compensation Committee operates under a written charter, which is available on our website at www.azioai.ai. In addition to meeting the independence requirements generally applicable to directors, our Board has determined that each of Mr. Di Pietro, Mr. Paige and Ms. White Elk also satisfy the independence requirements of Nasdaq Rule 5605(d)(2).

Our Compensation Committee assists our Board in the discharge of its responsibilities relating to the compensation of our executive officers and is responsible for, among other things:

•	reviewing and approving corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers;

•	reviewing and approving the following compensation for our Chief Executive Officer and our other executive officers: salaries, bonuses, incentive compensation, equity awards, benefits and perquisites;

•	recommending the establishment and terms of our incentive compensation plans and equity compensation plans, and administering such plans;

•	recommending compensation programs for directors;

•	preparing disclosures regarding executive compensation and any related reports required by the rules of the SEC;

•	making and approving grants of options and other equity awards to all executive officers, directors and all other eligible individuals; and

•	reviewing and evaluating, at least annually, its own performance and the adequacy of the committee charter.

In carrying out these responsibilities, the Compensation Committee will review all components of executive compensation for consistency with our compensation philosophy and with the interests of our stockholders. The Compensation Committee met as a committee three times during the fiscal year ended December 31, 2025.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of Mr. Paige (Chairperson), Ms. White Elk and Mr. Di Pietro, each of whom satisfy the independence requirements generally applicable to directors, as required by Nasdaq listing rules. Mr. Paige was appointed as Chairperson of the Nominating and Corporate Governance Committee as of September 8, 2026. The Nominating and Corporate Governance Committee operates under a written charter, which is available on our website at www.azioai.ai.

Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	determining criteria for selecting new directors, including desired skills, experience and attributes, and identifying and actively seeking individuals qualified to become directors;

•	evaluating and selecting, or recommending to our Board, nominees for each election of directors;

•	considering any nominations of director candidates validly made by our stockholders;

•	reviewing and making recommendations to our Board concerning qualifications, appointment and removal of committee members;

•

developing, recommending for approval by our Board, and reviewing on an ongoing basis the adequacy of, our corporate governance principles, including director qualification standards, director responsibilities, committee responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, management succession and annual performance evaluation of our Board and its committees;

•	assisting our Board in developing criteria for the evaluation of the performance of our Board and its committees;

•	if requested by our Board, assisting it in its evaluation of the performance of our Board and each of its committees; and

•	reviewing and reassessing the adequacy of its charter.

The Nominating and Corporate Governance Committee identifies potential director candidates through a variety of sources, including recommendations made by members of our Board and members of our executive management. When appropriate, the Nominating and Corporate Governance Committee may retain a search firm to identify director candidates.

In evaluating potential director candidates, the Nominating and Corporate Governance Committee may take into consideration such factors and criteria as it deems appropriate in evaluating a candidate, including:

•	his or her knowledge, expertise, skills, integrity, diversity, judgment, business, leadership or other experience;

•	his or her reputation in the business community;

•	the interplay of the candidate’s experience with the experience of other members of our Board;

•	the availability of such candidate to perform all responsibilities that will be expected of them as a member of our board and any committees; and

•	the extent to which the candidate would be a desirable addition to our Board and any committees.

The Nominating and Corporate Governance Committee reviews and assesses at least annually the skills and characteristics of the members of our Board, as well as the composition of our Board as a whole. The Nominating and Corporate Governance Committee’s assessment includes a review of our directors’ respective independence qualifications, skills and experience in the context of the needs of our Board. Additionally, the Nominating and Corporate Governance Committee considers diversity of experience at policy-making levels in business and technology, and in areas that are relevant to our activities. While we do not have a specific policy regarding diversity, when considering the nomination of directors, the Nominating and Corporate Governance Committee considers the diversity of its directors and nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors.

In assessing the composition of our Board, the Nominating and Corporate Governance Committee considers the current and anticipated needs of our Board, and seeks to maintain an appropriate balance of different business backgrounds, skills and expertise based on the nature and requirements of our business. In evaluating potential director candidates, the Nominating and Corporate Governance Committee considers all relevant information regarding such candidates, including the membership criteria stated above, and whether such candidates would meet the Nominating and Corporate Governance Committee’s objectives for the overall composition of our Board, as well as the candidates’ ability and willingness to devote adequate time to the related responsibilities. When appropriate, the Nominating and Corporate Governance Committee will recommend qualified candidates for nomination by our entire Board. The Nominating and Corporate Governance met as a committee two times during the fiscal year ended December 31, 2025.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics, which outlines the principles of legal and ethical business conduct under which we do business. The code is applicable to all of our directors, officers and employees and is available on our website at www.azioai.ai. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act, to the extent required by applicable rules and exchange requirements.

Insider Trading Policy

We have adopted an insider trading policy, which governs the purchase, sale, and other dispositions of our securities by our directors, executive officers, other employees and consultants, as well as members of their immediate families and households. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. The foregoing summary of our insider trading policy does not purport to be complete and is qualified in its entirety by reference to the full text of our insider trading policy, a copy of which is filed as Exhibit 19.1 to our 2025 Annual Report. In addition, with regard to the Company’s trading in its own securities, it is our policy to comply with the federal securities laws and the applicable listing standards.

Board Leadership Structure and Board’s Role in Risk Oversight

The Chairman of our Board is Chris Young. The Chairman has authority, among other things, to preside over meetings of our Board and set the agenda for meetings of our Board. Accordingly, the Chairman has substantial ability to shape the work of our Board. Because of the addition of the independent members of our Board, we currently believe that separation of the roles of Chairman and Chief Executive Officer is not necessary to ensure appropriate oversight by our Board of our business and affairs. However, no single leadership model is right for all companies and at all times. Our Board recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, our Board may periodically review its leadership structure. In addition, our Board will hold executive sessions in which only independent directors are present.

Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities and, either as a whole or through its committees, regularly liaises with management to assess and manage our major risk exposures, the potential impact of such risks on our business and the steps we should take to mitigate or manage such risks. Our Board’s risk oversight process complements and supplements management’s risk assessment and mitigation processes, which include reviews of strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls. The risk oversight process also includes receiving reports from committees of our Board and members of senior management to enable our Board to understand our risk identification, management and mitigation strategies with respect to areas of potential material risk.

Our principal sources of risk fall into two categories: (1) financial and (2) product commercialization. The Audit Committee oversees management of financial risks and communications with our independent registered public accounting firm regarding our risk exposures and the actions management has taken to limit, monitor or control such exposures, and our Board regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. Our Board also regularly reviews plans, results and potential risks related to our product development and commercialization efforts. Our Compensation Committee is expected to oversee risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on us. Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board, corporate disclosure practices and potential conflicts of interest. While each of our committees is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed about such risks and matters involving significant risk are considered by our Board as a whole.

Officer and Director Hedging

Our Board has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers and directors, or their affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. For the year ended December 31, 2025, there were no such hedging transactions by any of our officers and directors or their affiliates, or any of their designees.

Stockholder Communications with our Board

Stockholders wishing to communicate with our Board or with one of our directors concerning our Company may do so by writing to our Board or to the particular member of our Board and mailing the correspondence to the attention of our Board or such individual director, c/o Chief Financial Officer, 7510 Ardmore Street, Houston, TX 77054, or by email to stockholdercommunications@azioai.ai. We will maintain a log of such communications and will transmit as soon as practicable such communications to our Chairman of our Board, although communications that are abusive, in bad taste or that present safety or security concerns may be managed differently, as determined by the Chief Financial Officer, in consultation with our Chairman, as appropriate. Correspondence relating to accounting, internal controls or auditing matters will be managed in accordance with procedures established by the Audit Committee with respect to such matters.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our Board is composed solely of non-employee directors who satisfy the current Nasdaq listing rules with respect to independence, financial expertise and experience. The Audit Committee operates under a written charter, which is available on our website at www.azioai.ai. The primary responsibility of the Audit Committee is to oversee our accounting and financial reporting processes, the integrity of the financial reports and other financial information and the audits of our financial statements.

The following is the report of the Company’s Audit Committee with respect to its audited financial statements for the fiscal year ended December 31, 2025.

Review with Management

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements.

Review and Discussions with Independent Auditors

The Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee also received the written disclosures and the letter from the independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence; and has discussed with the independent auditors their independence. The Audit Committee also concluded that the independent auditors’ provision of audit and non-audit services to the Company and its subsidiaries, as described in this Proxy Statement, was compatible with the independent auditors’ independence.

Conclusion

Based upon the review and discussions referred to above, the Audit Committee recommended to our Board that the Company’s audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

Respectfully submitted,

Michael A. Di Pietro, Chairman of the Audit Committee

Terri White Elk

EXECUTIVE COMPENSATION

Overview

We have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. The following tables and accompanying narrative disclosure set forth information about the compensation provided to certain of our executive officers during the years ended December 31, 2025 and 2024. These executive officers, determined in accordance with SEC rules, for the year ended December 31, 2025, were:

•	Phillip W. Oldridge, our former Chief Executive Officer;

•	Jason Maddox, our Chief Financial Officer; and

•	Elgin Tracy, our Chief Operating Officer

We refer to these individuals in this section as our “Named Executive Officers.”

Summary Compensation Table

The following table presents summary information regarding the total compensation that was awarded to, earned by or paid to our Named Executive Officers for services rendered during the years ended December 31, 2025 and 2024:

				Option	All Other
		Salary	Bonus	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(2)	($)(4)	($)
Phillip W. Oldridge	2025	—	—	137,600	—	137,600
Former Chief Executive Officer(1)	2024	87,500	—	1,070,871	5,250	1,163,621

Jason Maddox(3)	2025	—	—	137,600	352,000	489,600
Chief Financial Officer

Elgin Tracy(4)	2025	—	—	137,600	352,000	489,600
Chief Operating Officer

(1)	Mr. Oldridge resigned on July 2, 2026 in connection with the Acquisition.
(2)

The amounts shown in this column represent the aggregate grant date fair value of option awards granted in the year computed in accordance with FASB ASC Topic 718. The grant date fair values have been determined based on the assumptions and methodologies set forth in Note 9 to our financial statements included in Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that may be recognized by our Named Executive Officers. The awards granted in 2024 vested immediately on the dates granted.

(3)

Mr. Maddox served as Interim Chief Financial Officer and President until July 2, 2026, at which time he was appointed as Chief Financial Officer. For Mr. Maddox, represents $352,000 earned by Shell Castle LLC, an entity owned by Mr. Maddox, for services rendered as President and Interim Chief Financial Officer of the Company. Mr. Maddox was not a named executive officer for the year ended December 31, 2024.

(4)

For Mr. Tracy, represents $352,000 earned by Met Consulting LLC, an entity owned by Mr. Tracy, for services rendered as Chief Operating Officer of the Company. Mr. Tracy was not a named executive officer for the year ended December 31, 2024.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table sets forth information regarding outstanding stock options held by our Named Executive Officers as of December 31, 2025. Our Named Executive Officers did not hold any restricted stock or other equity awards as of December 31, 2025:

	Number of		Number of
	Securities		Securities
	Underlying		Underlying
	Unexercised		Unexercised	Option
	Options		Options	Exercise	Option
	(#)		(#)	Price	Expiration
Name	Exercisable		Unexercisable(1)	($)	Date
Phillip W. Oldridge	25,000		—	90.00	1/7/2031
Former Chief Executive Officer	15,000		—	20.00	1/7/2032
	5,000		—	24.00	1/7/2032
	17,426		—	21.00	7/11/2033
	91,332		—	21.10	3/19/2034
	100,000	(1)		2.50	3/10/2035

Jason Maddox	100,000	(1)	—	2.50	3/10/2035
Chief Financial Officer

Elgin Tracy	100,000	(1)	—	2.50	3/10/2035
Chief Operating Officer

(1)

These stock options were granted on March 10, 2025 under the Company’s 2017 Equity Incentive Plan, as amended (the “2017 Plan”), with an exercise price equal to the closing price of the Common Stock on the date of grant. The options were fully vested upon grant.

Narrative Disclosure to Summary Compensation Table

Compensation Arrangements with Named Executive Officers

Phillip W. Oldridge

Mr. Oldridge is our former Chief Executive Officer and Chairman of our Board. We entered into an employment agreement with Mr. Oldridge, dated as of December 31, 2021 (the “Oldridge Agreement”). Mr. Oldridge’s base salary was $300,000. The auto allowance of $1,500 per month contained in his contract commenced being paid in 2022. Under the Oldridge Agreement, Mr. Oldridge also received an amount equal to five percent of the net income of the Company on an annual basis and was eligible for a bonus at the sole discretion of the Board. Under the Oldridge Agreement, if Mr. Oldridge was terminated without cause or if he terminated his employment for good reason, Mr. Oldridge was entitled to receive (i) one-year of base salary payable in equal installments over 12 months in accordance with the Company’s regular payroll practices, (ii) reimbursement of reimbursable expenses in accordance with the Oldridge Agreement, (iii) any bonus that would have been payable within the twelve months following the date of termination, and (iv) the value of any accrued and unused paid time off as of the date of termination. The foregoing benefits were subject to Mr. Oldridge executing and delivering an effective and irrevocable general release of claims in favor of the Company. In addition, upon a termination of Mr. Oldridge’s employment with the Company due to death or disability, the Oldridge Agreement provided that all outstanding, unvested options would accelerate and vest in full.

For purposes of the Oldridge Agreement “cause” generally means Mr. Oldridge’s (i) conviction of a felony, or a misdemeanor where imprisonment is imposed; (ii) commission of any act of theft, fraud, or falsification of any employment or Company records in any material way; (iii) failure or inability to perform any material reasonably assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; or (iv) a material breach of the Oldridge Agreement that remains uncured for 10 days.

For purposes of the Oldridge Agreement “good reason” generally means the occurrence of any of the following: (i) a material reduction in Mr. Oldridge’s base salary, other than where a same or similar reduction affects other executives of the Company; (ii) any material breach by the Company under any material provision of the Oldridge Agreement; (iii) the Company’s failure to have the Oldridge Agreement assumed by a successor (with limited exceptions); or (iv) the dissolution of Company, involuntary or voluntary liquidation of Company, the appointment of a receiver for Company, or the assignment of the Oldridge Agreement for the benefit of creditors.

On July 2, 2026, Mr. Oldridge resigned in connection with the Acquisition.

Severance and Change in Control Payments and Benefits

Our Named Executive Officers are not entitled to any severance or change in control payments or benefits, other than as described in the section entitled “Compensation Arrangements with Named Executive Officers” above and in award agreements that set forth the terms and conditions of the stock options granted to such individuals pursuant to the 2017 Plan. Each such award agreement provides that, in the event of a “transfer of control,” any unvested portion of such option may vest immediately, subject to the Compensation Committee deciding that. For such purposes, a “transfer of control” includes the direct or indirect sale or exchange by our stockholders of all or substantially all of our capital stock, (a) where our stockholders before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in our voting stock after such sale or exchange; (b) a merger in which we are not the surviving corporation; (c) a merger in which we are the surviving corporation and our stockholders before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in our voting stock after such merger; (d) the sale, exchange, or transfer of all or substantially all of our assets; or (e) our liquidation or dissolution.

Employee Benefit and Equity Incentive Plans

We currently maintain the 2017 Plan. The Compensation Committee typically grants equity awards to NEOs during its regularly scheduled meeting early in the fiscal year. However, the timing of this approval may be changed in the event of extraordinary circumstances, including in connection with mid-year promotions and new-hires. The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards. The Compensation Committee does not time the release of material nonpublic information to affect the value of executive compensation.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid to certain individuals by the Company and certain financial performance of the Company.

Required Tabular Disclosure

The following table discloses information on “compensation actually paid” to our principal executive officer (PEO) and, on average, to our other NEOs (non-PEO NEOs) during the specified years alongside total shareholder return and net income (loss), in each case as computed in accordance with Item 402(v) of Regulation S-K.

Year	Summary Compensation Table for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on Company Total Shareholder Return(5)	Net Income (Loss) ($ in thousands)(6)
2025	137,600	137,600	489,600	489,600	1.69	(39,127)
2024	1,163,621	1,163,621	465,526	465,105	56.81	(8,849)
2023	640,073	640,079	286,848	277,379	63.85	(12,684)

(1)

The dollar amounts reported in this column are the amounts of total compensation reported for Phillip W. Oldridge as Chief Executive Officer for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table” in the applicable proxy statement.

(2)

The dollar amounts reported in this column represent the amount of “compensation actually paid” to Mr. Oldridge, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned or paid to Mr. Oldridge during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Oldridge’s Summary Compensation Table total for fiscal year 2025 to determine the compensation actually paid to Mr. Oldridge in fiscal 2025:

Year	Reported Summary Compensation Table Total for PEO(a)	Reported Summary Compensation Table Value of PEO Equity Awards(b)	Adjusted Value of Equity Awards(c)	Compensation Actually Paid to PEO
2025	137,600	(137,600)	137,600	137,600

(a)

This column represents the amount of total compensation reported for Mr. Oldridge for fiscal year 2025 in the “Total” column of the Summary Compensation Table. Please refer to the Summary Compensation Table in this Proxy Statement.

(b)

This column represents the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for Mr. Oldridge in fiscal year 2025. The amount in this column for fiscal year 2025 is replaced with the corresponding amount reported under the Adjusted Value of Equity Awards column in order to arrive at compensation actually paid to Mr. Oldridge in fiscal year 2025.

(c)

This column represents the adjustments made to the amounts in the “Option Awards” column in the Summary Compensation Table for Mr. Oldridge in fiscal year 2025. The equity award adjustments for fiscal year 2025 include the addition (or subtraction, as applicable) of the following:

(i)	the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;

•	2025 = 0

(ii)

the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;

•	2025 = 0

(iii)	for awards that are granted and vest in same applicable year, the fair value as of the vesting date;

•	2025 = $137,600

(iv)	for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value;

•	2025 = 0

(v)

for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and

•	2025 = 0

(vi)

the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year.

•	2025 = 0,

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(3)

The dollar amounts reported in this column represent the average of the amounts reported for our named executive officers as a group (excluding Mr. Oldridge) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers included for purposes of calculating the average amounts in each applicable year are as follows:

•	2025: Jason Maddox and Elgin Tracy
•	2024: Susan M. Emry and Franklin Lim
•	2023: Susan M. Emry and Douglas M. Campoli

(4)

The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Mr. Oldridge), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Mr. Oldridge) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr. Oldridge) for fiscal year 2025 to determine the compensation actually paid to the named executive officers as a group (excluding Mr. Oldridge) in fiscal year 2025, using the same methodology described above in Note (2)(c):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs(a)	Average Reported Summary Compensation Table Value of Non-PEO NEOs Equity Awards(b)	Average Non-PEO NEO Adjusted Value of Equity Awards(c)	Average Compensation Actually Paid to Non-PEO NEOs
2025	489,600	(137,600)	137,600	489,600

(a)

This column represents the average of the amounts reported for the Company’s Named Executive Officers as a group (excluding Mr. Oldridge) for fiscal year 2025 in the “Total” column of the Summary Compensation Table. Please refer to the Summary Compensation Table in this Proxy Statement.

(b)

This column represents the average of the total of the amounts reported for the Company’s Named Executive Officers as a group (excluding Mr. Oldridge) in the “Option Awards” column in the Summary Compensation Table in fiscal year 2025. Please refer to the Summary Compensation Table in this Proxy Statement. The amount in this column for fiscal year 2025 is replaced with the corresponding amount reported under the Average Non-PEO NEO Adjusted Value of Equity Awards column in order to arrive at compensation actually paid to the Company’s Named Executive Officers as a group (excluding Mr. Oldridge) in fiscal year 2025.

(c)

This column represents the adjustments made to the average of the amounts reported for the Company’s Named Executive Officers as a group (excluding Mr. Oldridge) in the “Option Awards” column in the Summary Compensation Table in fiscal year 2025 using the same methodology described above in Note 2(c). For fiscal year 2025, the adjusted amount replaces the “Option Awards” column in the Summary Compensation Table for each NEO (excluding Mr. Oldridge) to arrive at “compensation actually paid” to each NEO (excluding Mr. Oldridge) for fiscal year 2025, which is then averaged to determine the average “compensation actually paid” to the NEOs (excluding Mr. Oldridge) for fiscal year 2025. The equity award adjustments for fiscal year 2025 include the addition (or subtraction, as applicable) of the following:

(i)	the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;

•	2025 = 0

(ii)

the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;

•	2025 = 0

(iii)	for awards that are granted and vest in same applicable year, the fair value as of the vesting date;

•	2025 = $137,600

(iv)	for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value;

•	2025 = 0

(v)

for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and

•	2025 = 0

(vi)

the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year.

•	2025 = 0

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(5)

Company total shareholder return (“TSR”) is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported and reinvesting all dividends until the last day of each reported fiscal year.

(6)	The dollar amounts reported represent the net loss reflected on our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Loss

We had net loss of $39,126,986, $8,848,975 and $12,683,979 in 2025, 2024 and 2023, respectively. The compensation actually paid to our PEO, as computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $137,600, $1,163,621, and $640,079 for 2025, 2024, 2023, respectively. The average amount of compensation actually paid to the NEOs as a group (excluding the PEO), as computed in accordance with Item 402(v) of Regulation S-K, was $489,600, $465,105, and $277,379 for 2025, 2024 and 2023, respectively. However, our company has not historically looked to net income or loss as a performance measure for our executive compensation program. Between 2023 and 2024, our net loss decreased (i.e., improved). Between 2023 and 2024, compensation actually paid to our PEO and the average amount of compensation actually paid to our non-PEOs increased. Between 2024 and 2025, our net loss increased. Between 2024 and 2025, compensation actually paid to our PEO and the average amount of compensation actually paid to our non-PEO NEOs, respectively, as computed in accordance with the requirements of Item 402(v) of Regulation S-K, decreased and increased, respectively. Generally, compensation actually paid to our PEO and the average amount of compensation paid to our non-PEO NEOs did not correlate closely with changes in our net loss, consistent with our compensation program’s focus on long-term incentives rather than annual financial performance.

Compensation Actually Paid and Cumulative TSR

The compensation actually paid to our PEO, as computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $137,600, $1,163,621, and $640,079 for 2025, 2024, 2023, respectively. The average amount of compensation actually paid to the NEOs as a group (excluding the PEO), as computed in accordance with Item 402(v) of Regulation S-K, was $489,600, $465,105, and $277,379 for 2025, 2024 and 2023, respectively. The TSR of the Company, assuming an initial fixed $100 investment and computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $1.69, $56.81 and $63.85 for 12/31/2022-12/31/2025, 12/31/2022-12/31/2024 and 12/31/2022-12/31/2023, respectively. From 12/31/22 through 12/31/25, $100 invested in the Company, as computed in accordance with the requirements of Item 402(v) of Regulation S-K, decreased. Over the same period, compensation actually paid to our PEO decreased and the average amount of compensation actually paid to our non-PEO NEOs, in each case as computed in accordance with the requirements of Item 402(v) of Regulation S-K, increased. Generally, compensation actually paid to our PEO and the average amount of compensation paid to our non-PEO NEOs did not correlate closely with TSR.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 3:
NON-BINDING ADVISORY APPROVAL OF COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS IN FISCAL YEAR 2025

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. This advisory (non-binding) vote is commonly referred to as a “say-on-pay” vote.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement. The compensation of our named executive officers subject to the say-on-pay vote is disclosed in the compensation tables and the related narrative disclosures that accompany the compensation tables contained in the “Executive Compensation” section of this Proxy Statement. As described in those disclosures, we believe that its compensation policies and decisions are strongly aligned with our stockholders’ interests and consistent with current market practices. The compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.

Accordingly, the Board is asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED: That the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.”

Because the vote is advisory, it is not binding on the Board or us. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to our management and the Board and, accordingly, the Board and the compensation committee of the Board intends to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Vote Required

In order for this Proposal 3 to be approved, a majority in voting power of the shares of our Common Stock present in person or represented by proxy and entitled to vote on this Proposal 3 must vote “FOR” this Proposal 3. Because “abstentions” are considered both present and entitled to vote on this Proposal 3, an “abstention” will have the same effect as a vote “against” this Proposal 3. Because this Proposal 3 is a “non-routine” matter on which brokers do not have discretionary voting authority, there will be “broker non-votes” on this Proposal 3. Because such “broker non-votes” are not considered “entitled to vote” on this Proposal 3, however, they will have no effect on the outcome of the vote on this Proposal 3.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” NON-BINDING ADVISORY APPROVAL OF COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS IN FISCAL YEAR 2025.

PROPOSAL 4:
APPROVAL OF, IN ACCORDANCE WITH NASDAQ LISTING RULES, THE ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF THE SERIES A PREFERRED STOCK

Overview

As described above, we issued 973,450 shares of Series A Preferred Stock in the Acquisition. The Series A Preferred Stock is intended to have rights that are generally equivalent to Common Stock, provided that the Series A Preferred Stock does not have the right to vote on most matters (including the election of directors). 97,345,000 shares of Common Stock are issuable upon conversion of the above-described Series A Preferred Stock, assuming the approval of this Proposal No. 4 and subject to certain beneficial ownership limitations.

Subject to stockholder approval and certain beneficial ownership limitations set by each holder of Series A Preferred Stock, each share of Series A Preferred Stock will automatically convert into 100 shares of Common Stock. This Proposal No. 4 would provide the necessary approval to permit such conversion.

Shares Issuable Upon Conversion

Set forth below is a table summarizing the number of shares of Common Stock prior to the conversion of all of the Series A Preferred Stock, the maximum number of shares of Common Stock that are potentially issuable upon conversion of the Series A Preferred Stock and the number of shares of Common Stock outstanding after conversion of all of the Series A Preferred Stock. The sale into the public market of the underlying Common Stock could materially and adversely affect the market price of our Common Stock.

	Number of Shares of Common Stock Outstanding Prior to Conversion of All of the Series A Preferred Stock(1)	Maximum Number of Shares Issuable Upon Conversion of All of the Series A Preferred Stock	Number of Shares of Common Stock Outstanding After Conversion of All of the Series A Preferred Stock	Percentage of Outstanding Shares of Common Stock Held by Holders of Series A Preferred Stock After Full Conversion
Acquisition	17,207,848	97,345,000	114,552,848	85%

(1) Number of outstanding shares of Common Stock as of September 10, 2026.

Description of Series A Preferred Stock

Conversion. The conversion ratio for each share of Series A Preferred Stock will be 100 shares of Common Stock issuable upon the conversion of each share of Series A Preferred Stock (corresponding to a ratio of 100:1), subject to adjustment as provided in the Series A Certificate of Designation.

Series A Stockholder Approval. Pursuant to the terms of the Merger Agreement, the issuance of shares of Common Stock upon conversion of any and all shares of the Series A Preferred Stock in accordance with the terms of the Series A Certificate of Designation is subject to and contingent upon the affirmative vote of a majority of the Common Stock present or represented and entitled to vote at the Annual Meeting for the Conversion Proposal (the “Stockholder Approval”).

Voting Rights. Except as otherwise provided in the Series A Certificate of Designation, or as required by the DGCL, the Series A Preferred Stock shall have no voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of a majority of then outstanding shares of the Series A Preferred Stock, among other things, (i) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend the Series A Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or amended and restated bylaws of the Company, or file any articles of amendment, certificate of Designation, preferences, limitations and relative rights of all series of preferred stock, in each case if such action would directly and adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series A Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise, and (ii) increase or decrease (other than by conversion) the number of authorized shares of Series A Preferred Stock.

Dividends. Holders of Preferred Stock are entitled to receive dividends on shares of Series A Preferred Stock equal, on an as-if-converted-to-Common-Stock basis, and in the same form as dividends actually paid on shares of the Common Stock.

Rank; Liquidation. The Series A Preferred Stock shall rank on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntarily or involuntarily. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, each holder shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of Common Stock would receive if the Series A Preferred Stock were fully converted (disregarding for such purpose any beneficial ownership limitations) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock, plus an additional amount equal to any dividends declared but unpaid to such shares.

Reasons for Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq, including Nasdaq Listing Rule 5635(a), which requires stockholder approval in connection with the acquisition of another company if the Nasdaq-listed company will issue 20% or more of its common stock. For purposes of Nasdaq Listing Rule 5635(a), the issuance of any Common Stock in the Acquisition (including the Common Stock issuable upon conversion of the Series A Preferred Stock) would be aggregated together. Thus, in order to permit the issuance of Common Stock upon conversion of the Series A Preferred Stock, we must first obtain stockholder approval of this issuance.

In addition, pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities that will result in a “change of control” of a listing company. Nasdaq has not formally defined what constitutes a “change of control” but Nasdaq guidance provides that generally a change of control occurs when, as a result of the issuance of securities in such transaction, an investor or a group of investors would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position. In addition, Nasdaq will consider all facts and circumstances concerning a transaction, including whether there are any other relationships or agreements between a company and an investor. Additionally, under Nasdaq Listing Rule 5110(a), Nasdaq guidance suggests that a change of control could result based on changes to the voting power and/or share ownership, management and board of directors of the listing company. The Certificate of Designation permits the waiver of the 19.99% beneficial ownership limitation by each holder of Series A Preferred Stock at any time upon notice to the Company. In addition, we anticipate that we will change the composition of our executive officers following approval of the Conversion Proposal and approval of the Company’s initial listing application submitted to Nasdaq pursuant to Nasdaq Listing Rule 5110(a). Accordingly, we are seeking stockholder approval of a “change of control” under Nasdaq Listing Rules. Stockholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Delaware law, our organizational documents or any other purpose.

Required Vote of Stockholder

Approval of this Proposal 4 requires a “FOR” vote from the holders of a majority in voting power of the shares of our Common Stock present in person or represented by proxy and entitled to vote on Proposal 4 at the Annual Meeting. Because “abstentions” are considered present and entitled to vote on this Proposal 4, an “abstention” on this Proposal 4 will have the same effect as a vote “against” this Proposal 4. Because this Proposal 4 is a “non-routine” matter on which brokers do not have discretionary voting authority, there will be “broker non-votes” on this Proposal 4. Because such “broker non-votes” are not considered “entitled to vote” on this Proposal 4, however, they will have no effect on the outcome of the vote on this Proposal 4.

Recommendation of Board

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF, IN ACCORDANCE WITH NASDAQ LISTING RULES, THE ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF THE SERIES A PREFERRED STOCK.

PROPOSAL 5:
AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION EFFECTING REVERSE STOCK SPLITS OF ISSUED SHARES OF OUR COMMON STOCK, AT RATIOS BETWEEN 1-FOR-15 TO 1-FOR-30, WITH ONE OF THE RATIOS WITHIN THE FOREGOING RANGE TO BE CHOSEN AT THE DISCRETION OF THE BOARD AND THE REMAINDER TO BE ABANDONED

The Board has unanimously adopted and is submitting for stockholder approval an amendment to our Certificate of Incorporation, if approved by the stockholders, to effect, at the discretion of the Board, the Reverse Stock Split at a ratio in the range of 1-for-15 to 1-for-30 with the final ratio to be determined at the discretion of the Board. Depending on the final ratio determined by the Board, no fewer than every 15 and no more than every 30 shares of Common Stock, including shares held in our treasury, will be combined into one share of Common Stock at the Effective Time (as defined below).

The purpose of seeking stockholder approval of the Reverse Stock Split within the range set forth above (rather than a fixed ratio) is to provide the Board with the flexibility to achieve the desired results of the Reverse Stock Split. The Board believes it is in the best interests of the Company and our stockholders to grant such approval. If the stockholders approve this Proposal 5, the Board, in its discretion, may elect to effect the Reverse Stock Split, or the Board may determine in its discretion not to proceed with the Reverse Stock Split. The Reverse Stock Split will only be effected after the Board (or a duly authorized committee of the Board) authorizes the filing of a Certificate of Amendment to our Certificate of Incorporation (the “Proposed Amendment”) with the Secretary of State of the State of Delaware and upon the filing and effectiveness of the Proposed Amendment (the “Effective Time”). The form of the Proposed Amendment is attached to this Proxy Statement as Appendix D. The Board reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the Effective Time, even if stockholders approve the Proposed Amendment at the Annual Meeting.

In determining the Reverse Stock Split ratio, the Board will consider, among other things, various factors, such as:

•	the historical trading price and trading volume of our Common Stock;

•	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term;

•	our ability to continue our listing on the Nasdaq Capital Market;

•	which Reverse Stock Split ratio would result in the least administrative cost to us; and

•	prevailing general market and economic conditions.

Certain of our officers and directors have an interest in the Reverse Stock Split as a result of their ownership of Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

Reasons for the Reverse Stock Split

We have been advised by Nasdaq that the Acquisition constituted a business combination that resulted in a “change of control,” requiring the Company to meet all of the criteria applicable to a company requesting initial listing on the Nasdaq Capital Market and to complete Nasdaq’s initial listing process prior to stockholder approval of the Conversion Proposal. One of these criteria is the requirement that the minimum bid price for our Common Stock be $4.00. As of September 10, 2026, the price for our Common Stock on the Nasdaq Capital Market was $1.18 per share. Accordingly, if this Proposal 5 is not approved at the Annual Meeting, the Company is not successful in effecting the proposed Reverse Stock Split or the post-split stock price does not remain at a sufficiently high level to permit the Company to gain compliance with the minimum bid price requirement, the Company believes that its initial listing application may not be approved and its Common Stock may be delisted.

The Board intends for the Reverse Stock Split to increase the per share market price of the Common Stock. In order to continue trading on the Nasdaq Capital Market, the closing price for our Common Stock on the Nasdaq Capital Market must be at least $4.00 for at least five trading days following the reverse split. Assuming our Common Stock in fact maintains that minimum closing price for such period and the Company receives notification from Nasdaq that it meets the initial listing requirements for business combinations that result in a “change of control,” the Company would then be subject to the continued listing requirements of the Nasdaq Capital Market, which include a minimum bid price for the stock of $1.00, among other requirements. In addition to enabling the Company to meet the initial listing requirements, the Board of Directors believes that the increased market price of our Common Stock expected to result from the implementation of the Reverse Stock Split will improve the marketability and liquidity of our Common Stock.

Board Discretion to Effect the Reverse Stock Split

If this Proposal 5 is approved by our stockholders, the Board will have the sole discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split.

Risks of the Reverse Stock Split

The Reverse Stock Split may decrease the liquidity of our Common Stock.

The liquidity of our Common Stock may be harmed by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

The Reverse Stock Split, if implemented, will have the effect of increasing our authorized Common Stock.

If implemented, the Reverse Stock Split will have the effect of reducing the number of shares of our Common Stock issued and outstanding, without reducing the total number of authorized shares of our Common Stock. As a result, the Reverse Stock Split will have the effect of increasing the number of our authorized, but unissued shares. We would therefore have the ability to issue additional shares of Common Stock, or securities convertible or exercisable into shares of Common Stock. We may require significant proceeds from sales of our debt or equity securities to fund our operations in the near term, which will cause further dilution to our stockholders. The issuance of a substantial amount of shares of Common Stock or securities convertible into or exercisable for our Common Stock in the future could put downward pressure on the price of our Common Stock.

Principal Effects of the Reverse Stock Split

After the Effective Time, each stockholder will own a reduced number of shares of Common Stock. Except to the extent that whole shares will be exchanged in lieu of fractional shares as described below, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in us. The proportionate voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split. The number of stockholders of record also will not be affected by the Reverse Stock Split, except to the extent that whole shares will be exchanged in lieu of fractional shares as described below.

If the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Common Stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock.

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act. Our Common Stock will continue to be listed on the Nasdaq Capital Market under the symbol “AZIO” immediately following the Reverse Stock Split.

Effect on Company’s Stock Plan

If the Reverse Stock Split is effected, the terms of equity awards granted under the 2017 Plan and the Company’s 2026 Equity Incentive Plan, if approved (collectively, the “Incentive Plans”), including (i) the number of shares of Common Stock which thereafter may be made the subject of awards; (ii) the number of shares of Common Stock subject to outstanding awards; (iii) the number of shares of Common Stock specified as the annual per-participant limitation under the Incentive Plans; (iv) the option price of each outstanding stock option; and (v) the amount, if any, paid for forfeited shares in accordance with the terms of the Incentive Plans, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Incentive Plans, as well as any plan limits on the size of such grants (e.g., the Incentive Plans’ limit on the number of stock options or stock appreciation rights that may be granted to our executive officers in any calendar year) will be adjusted and proportionately decreased as a result of the implementation of one of the Reverse Stock Split ratios.

Effective Time

The Reverse Stock Split would become effective at the Effective Time. At the Effective Time, shares of Common Stock underlying options and warrants, in each case, outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the final ratio to be determined at the discretion of the Board set forth in this Proposal 5. If this Proposal 5 is not approved by our stockholders, the Reverse Stock Split will not occur.

Treatment of Fractional Shares

No fractional shares would be issued if, as a result of the Reverse Stock Split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the final ratio will automatically be entitled to receive an additional share of Common Stock. In other words, any fractional share will be rounded up to the nearest whole number.

Record and Beneficial Stockholders

If the Reverse Stock Split is authorized by our stockholders and the Board elects to implement the Reverse Stock Split, stockholders of record will receive a transaction statement at their address of record indicating the number of shares of our Common Stock they hold after the Reverse Stock Split. Stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

Accounting Consequences

The par value per share of Common Stock would remain unchanged at $0.00001 per share after the Reverse Stock Split. As a result, at the Effective Time, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the exchange ratio of the Reverse Stock Split, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The shares of Common Stock held in treasury, if any, will also be reduced proportionately based on the exchange ratio of the Reverse Stock Split. Retroactive restatement will be given to all share numbers in the financial statements and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL with respect to this Proposal 5, and we will not independently provide the stockholders with any such right if the Reverse Stock Split is implemented.

Material Federal U.S. Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the Reverse Stock Split to a stockholder that is a “U.S. Holder,” as defined below. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations under the Code, IRS rulings and pronouncements and judicial decisions now in effect, all of which are subject to change, possibly with retroactive effect. Such a change could affect the continuing validity of this discussion and may adversely affect a stockholder. None of the parties to the transactions have requested, nor will they request or receive, a ruling from the IRS or an opinion of counsel regarding the tax consequences of the transactions. As a result, the Company cannot assure you that the tax consequences described in this summary will not be challenged by the IRS or will be sustained by a court if challenged by the IRS.

This summary does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences, including gift or estate taxes and the Medicare contribution tax on net investment income. Also, it does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, broker-dealers, tax-exempt entities, stockholders that received Common Stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging or conversion transaction for federal income tax purposes. Finally, the following discussion does not address the tax consequences of transactions occurring prior to or after the Reverse Stock Split (whether or not such transactions are in connection with the Reverse Stock Split), including, without limitation, the exercise of options or rights to purchase Common Stock in anticipation of the Reverse Stock Split.

This summary assumes that you are a “U.S. Holder” who has held, and will hold, shares of Common Stock as a “capital asset,” as defined in the Code, i.e., generally, property held for investment. As used herein, the term U.S. Holder means a stockholder that is, for federal income tax purposes: an individual who is a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any state, including the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust that (i) is subject to the primary supervision of a U.S. court and the control of one or more U.S. persons or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

The Reverse Stock Split is intended to constitute a “recapitalization” for U.S. federal income tax purposes. Accordingly, except for adjustments that may result from the treatment of fractional shares of Common Stock as described below, no gain or loss should be recognized by a U.S. Holder as a result of the Reverse Stock Split. The aggregate tax basis of the post-Reverse Stock Split shares received in the Reverse Stock Split will be the same as the stockholder’s aggregate tax basis in the pre-Reverse Stock Split shares exchanged therefor. A U.S. Holder’s holding period for the post-Reverse Stock Split shares will include the period during which such stockholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split. For purposes of the above discussion, holders who acquired different blocks of Common Stock at different times for different prices must calculate their basis and holding periods separately for each identifiable block of such stock exchanged in the Reverse Stock Split.

As noted above, fractional shares of Common Stock will not be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the final ratio will automatically be entitled to receive an additional share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear. A U.S. Holder who receives a whole share of Common Stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such stockholder was otherwise entitled. U.S. holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Vote Required

Approval of this Proposal 5 requires the affirmative vote of a majority of the outstanding shares of our Common Stock entitled to vote. “Abstentions” will have the same effect as a vote “against” this Proposal 5. Because this Proposal 5 is a “routine” matter, “broker non-votes” will not occur with respect to this Proposal 5.

Board Recommendation

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

PROPOSAL 6:
APPROVAL OF THE AZIO AI HOLDINGS, INC. 2026 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve a new equity incentive plan, to be called the Azio AI Holdings, Inc. 2026 Equity Incentive Plan (the “2026 Plan”). The 2026 Plan was approved by the Board on July 2, 2026, subject to stockholder approval at this Annual Meeting. The 2026 Plan will become effective upon its approval by the Company’s stockholders at this Annual Meeting and, upon its effectiveness, it will supersede the 2017 Plan, such that no further awards will be made under the 2017 Plan.

The Board believes that the 2017 Plan has been a critical element of the Company’s overall compensation program, aligning the interests of key employees with those of stockholders and supporting the Company’s long-term growth and success. The Board further believes that, if approved by our stockholders, the 2026 Plan will continue to advance these objectives by providing a flexible and effective framework for the Company to attract, retain, and motivate individuals who contribute significantly to the Company’s long-term growth and success.

If our stockholders approve the 2026 Plan, (a) 14,500,000 shares of Common Stock will initially be reserved for issuance under the 2026 Plan, plus (b) shares underlying any portion of an award granted under the 2017 Plan that, following the effectiveness of the 2026 Plan, is terminated by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares. The maximum aggregate number of shares initially reserved for issuance under the 2026 Plan will be reduced by any shares underlying awards granted under the 2017 Plan on or following September 10, 2026 (the “Reference Date”), and prior to the effectiveness of the 2026 Plan. Shares that may be issued under the 2026 Plan may be authorized but unissued, or reacquired, shares.

If stockholders do not approve the 2026 Plan, our ability to recruit, retain, and incentivize the highly skilled talent critical to successfully compete and grow our business could be seriously and negatively impacted. In addition, we would have to consider other compensation alternatives, which may not as effectively align the interests of our employees with those of our stockholders, and would be a distraction from our management team’s focus on execution of our business strategy. For example, we would have to consider increasing cash compensation, which could adversely affect our business, results of operations, financial condition, and cash flows.

The 2026 Plan includes provisions considered best practice for compensation and corporate governance purposes. These provisions are intended to protect our stockholders’ interests:

●	No “Evergreen” Provision. There is no evergreen feature under which shares authorized for issuance under the 2026 Plan can be automatically replenished.

●

No “Liberal” Share Recycling. Shares used to pay the exercise price of a stock option or stock appreciation right, or to satisfy tax withholding obligations for an award, will not become available for future grant under the 2026 Plan.

●	Repricing is Not Allowed without Stockholder Approval. The 2026 Plan does not permit awards to be repriced or exchanged for other awards unless our stockholders approve the repricing or exchange.

●

One-Year Minimum Vesting Requirement. Except for limited exceptions described below (including a 5% share carve-out), awards under the 2026 Plan must have a minimum vesting period of at least one year from the grant date.

●	No Tax Gross-ups. The 2026 Plan does not provide for any mandatory tax gross-ups.

●

No Dividends On Options and Stock Appreciation Rights, and No Dividends on Other Unvested Awards. Generally, no dividends or other distributions may be paid with respect to any shares underlying the unvested portion of an award, and no dividends or other distributions may be paid with respect to options or stock appreciation rights.

●

Minimum Exercise Price. Other than options and stock appreciation rights assumed in connection with acquisitions, options and stock appreciation rights granted under the 2026 Plan must have a per-share exercise price no less than 100% of the fair market value per share on the date of grant of the relevant award.

●	Director Compensation Limits. The 2026 Plan places limits on the annual compensation that can be provided to non-employee directors in any fiscal year for their service as non-employee directors.

●	Certain Limits Related to Options. The 2026 Plan prohibits “reload” options, as well as the payment of the exercise price of options with a promissory note.

●	No Liberal Change in Control Definition. The announcement or stockholder approval of (rather than a consummation of) a change in control transaction is not a change in control under the 2026 Plan.

●	Transfer Restrictions. Awards may not be transferred to financial institutions.

The following table provides certain additional information regarding our equity incentive plans (with performance-based awards included at the “target” level). As of the Reference Date, there were 17,207,848 shares of our Common Stock outstanding. The closing price of our Common Stock as reported on the Nasdaq Capital Market on the Reference Date was $1.18 per share.

As of September 10, 2026
Total Shares Subject to Outstanding Stock Options	2,051,835
Weighted Average Remaining Term of Outstanding Stock Options (in years)	8.69
Weighted Average Exercise Price of Outstanding Stock Options	$5.10
Total Shares of Common Stock Relating to Outstanding Full-Value Awards (Restricted Stock and RSUs)	0
Total Shares of Common Stock Remaining Available for Future Awards	260

The following table provides certain additional information regarding our historical equity compensation practices (with performance-based awards included at the “target” level):

Fiscal Year	Awards Granted	Weighted Average Shares During Fiscal Year	Burn Rate
2025	415,000	3,391,670	1%
2024	444,336	1,620,911	22%
2023	60,350	1,506,195	4%
Average Three-Year Burn Rate (Fiscal 2023-2025)			9%

We currently anticipate that if the 2026 Plan is approved by our stockholders, the number of shares reserved for issuance will be sufficient for approximately two to three years of expected new equity awards, assuming we continue to grant awards consistent with our current practices and historical usage, but our actual share usage will depend on several factors, some of which we cannot predict or control, including the price of our shares, our hiring activity, forfeitures of outstanding awards, and unexpected circumstances that may require us to change our grant practices. As a result, the requested share reserve could last for a shorter or longer period than we currently expect.

Summary of the 2026 Plan

The following paragraphs summarize the principal features of the 2026 Plan. However, this summary is not a complete description of the provisions of the 2026 Plan and is qualified in its entirety by the specific language of the 2026 Plan. A copy of the 2026 Plan is provided as Appendix E.

Purposes; Structure. The purposes of the 2026 Plan are (i) to attract and retain the best available personnel for positions of substantial responsibility, (ii) to provide additional incentive to employees, directors and consultants, and (iii) to promote the success of the Company’s business. The 2026 Plan permits the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, cash-based awards and other stock-based awards. No award granted under the 2026 Plan may include any provision for automatic “reload” grants of additional awards.

Stock Subject to the 2026 Plan. The maximum aggregate number of shares that may be subject to awards and issued under the 2026 Plan is 14,500,000 shares, subject to the adjustment provisions described below under “Adjustments”. The shares may be authorized but unissued, or reacquired. Shares underlying any portion of an award granted under the 2017 Plan that, following the effectiveness of the 2026 Plan, is terminated by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares will be available for the grant of new awards under the 2026 Plan. The maximum aggregate number of shares will be reduced by any shares underlying awards granted under the 2017 Plan on or following the Reference Date and prior to the effectiveness of the 2026 Plan.

If an award expires or becomes un-exercisable without having been exercised in full or, with respect to other awards, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased shares (or for awards other than options or stock appreciation rights the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 2026 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholdings related to an award will not become available for future grant or sale under the 2026 Plan. To the extent an award under the 2026 Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the 2026 Plan. Subject to the adjustment provisions described below under “Adjustments”, the maximum number of shares that may be issued upon the exercise of incentive stock options will equal 14,500,000, plus, to the extent allowable under applicable law, any shares that become available for issuance under the 2026 Plan pursuant to the first sentence of this paragraph. For the avoidance of doubt, with respect to the exercise of stock appreciation rights and options, the gross shares covered by such exercise will cease to be available under the 2026 Plan.

Administration of the 2026 Plan. The 2026 Plan will be administered by (A) the Board or (B) a committee of the Board (or of other individuals) that satisfies applicable laws (the “administrator”). To the extent required by applicable laws, the Compensation Committee of the Board will be the administrator. To the extent permitted by applicable laws, different administrators with respect to different groups of participants may administer the 2026 Plan. Subject to the provisions of the 2026 Plan, the administrator will generally have the authority, in its discretion: to determine the fair market value (as defined in and pursuant to the 2026 Plan) for purposes of the 2026 Plan; to select participants; to determine the number of shares covered by awards; to approve award agreements; to determine the terms and conditions of awards; to determine whether an award will be settled in shares, cash, other property or in any combination thereof; to construe and interpret the terms of the 2026 Plan and awards; to prescribe, amend and rescind rules relating to the 2026 Plan; to allow participants to satisfy tax withholding obligations in a manner prescribed in the 2026 Plan; to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an award previously granted by the administrator; to allow a participant to defer the receipt of the payment of cash or the delivery of shares; to correct any defect, supply any omission or reconcile any inconsistency in the 2026 Plan or any award agreement; to make all other determinations and take such other actions as the administrator may deem advisable or necessary to the extent not inconsistent with the provisions of the 2026 Plan or applicable law. The administrator’s decisions, determinations and interpretations will be final and binding on all participants and any other holders of awards and will be given the maximum deference permitted by applicable laws.

No Repricing Without Stockholder Approval. Except in connection with certain corporate transactions described below under “Adjustments”, the exercise price of outstanding options or stock appreciation rights may not be reduced, outstanding “underwater” options or stock appreciation rights may not be cancelled (including a voluntary surrender by the participant) in exchange for cash, other awards or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights, as applicable, without approval of the Company’s stockholders. The foregoing prohibition on a “repricing” without stockholder approval may not be amended without approval of the Company’s stockholders.

Eligibility. Awards may be granted to individuals employed by the Company or certain parent or subsidiary entities of the Company (a “parent” or “subsidiary”, as applicable), certain consultants engaged by the Company or a parent or subsidiary of the Company, and any member of the Board. Incentive stock options may be granted only to individuals employed by the Company or any parent or subsidiary of the Company. As of the Reference Date, approximately 31 individuals were eligible to receive awards under the 2026 Plan, including eight executive officers, three non-employee directors, twelve employees and eight consultants. Awards are intended to attract, retain and motivate such individuals by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.

Indemnification. In addition to such other rights of indemnification as they may have, to the extent permitted by applicable law and the Company’s organizational documents, members of the Board or the administrator and any officers or employees of the Company or any of its affiliates to whom authority to act for the Board, the administrator or the Company is delegated will generally be indemnified by the Company against all reasonable expenses incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the 2026 Plan, or any right granted under the 2026 Plan, and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, subject to certain exceptions.

Award Agreements. Each award will be evidenced by an award agreement that will specify its terms and conditions, including, if applicable, the exercise price, the term of the award, the number of shares subject to the award, any exercise restrictions, and such other terms and conditions as the administrator, in its sole discretion, will determine.

Stock Options. Each option will be designated in the award agreement as either an incentive stock option or a nonstatutory stock option. Incentive stock options will be subject to limits on the number of shares covered thereby, as well as the exercise price and expiration thereof, as required by applicable laws. In the case of any option, the term will be no more than ten (10) years from the date of grant thereof, subject to earlier expiration for certain incentive stock options.

The per share exercise price of an option will be determined by the administrator, subject to certain 2026 Plan requirements. In the case of an incentive stock option granted to certain employees, the per share exercise price will be no less than one hundred ten percent (110%) of the fair market value per share on the date of grant. In the case of other options, the per share exercise price will be no less than one hundred percent (100%) of the fair market value per share on the date of grant. In the case of certain options granted in connection with corporate transactions and to the extent permitted under applicable tax laws, options may be granted with a per share exercise price of less than one hundred percent (100%) of the fair market value per share on the date of grant.

The administrator will determine the acceptable form of consideration for exercising an option, including the method of payment. Such consideration may consist entirely of, subject to certain exceptions: (1) cash; (2) check; (3) other shares; (4) consideration received by the Company under a broker assisted (or other) cashless exercise program; (5) net exercise; (6) such other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws; or (7) any combination of the foregoing methods of payment. A promissory note may not be used as a form of consideration for exercising an option. Until the shares are issued, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the shares subject to an option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares are issued, subject to the adjustment provisions described below under “Adjustments”.

If a participant ceases to be a participant, the participant may exercise his or her option within such period of time as is specified in the award agreement to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the award agreement). In the absence of a specified time in the award agreement, the option will remain exercisable for three (3) months following the participant’s termination (twelve (12) months in the case of a termination due to death or disability). Unless otherwise provided by the administrator, if on the date of termination the participant is not vested as to his or her entire option, the shares covered by the unvested portion of the option will revert to the 2026 Plan. If after termination the participant does not exercise his or her option within the time specified by the administrator, the option will terminate, and the shares covered by such option will revert to the 2026 Plan.

Stock Appreciation Rights. Upon exercise of a stock appreciation right, a participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the fair market value of a share on the date of exercise and the exercise price; and (ii) the number of shares with respect to which the stock appreciation right is exercised. At the discretion of the administrator, the payment upon stock appreciation right exercise may be in cash, in shares of equivalent value, or in some combination thereof. Until the shares are issued, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the shares subject to a stock appreciation right. No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares are issued, subject to the adjustment provisions described below under “Adjustments”. The per share exercise price for the shares that will determine the amount of the payment to be received upon exercise of a stock appreciation right will be no less than one hundred percent (100%) of the fair market value per share on the date of grant. A stock appreciation right granted under the 2026 Plan will expire upon the date determined by the administrator, in its sole discretion, and set forth in the award agreement. Notwithstanding the foregoing, the rules described above relating to the maximum term of an option will apply to stock appreciation rights.

Restricted Stock. Shares of restricted stock generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable vesting period. The administrator, in its sole discretion, may impose such other restrictions on shares of restricted stock as it may deem advisable or appropriate. The administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. During the vesting period, participants holding shares of restricted stock granted under the 2026 Plan may exercise full voting rights with respect to those shares, unless the administrator determines otherwise. To the extent permitted under applicable laws, any dividends or distributions paid on restricted stock will be subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid.

Restricted Stock Units. The administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of restricted stock units that will be paid out to the participant. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator in its discretion. Upon meeting the applicable vesting criteria, the participant will be entitled to receive a payout as determined by the administrator or as set forth in the applicable award agreement. Notwithstanding the foregoing, at any time after the grant of restricted stock units, the administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout. The administrator, in its sole discretion, may settle earned restricted stock units in cash, shares, or a combination of both. Participants will have no voting rights with respect to shares represented by restricted stock units until the date of the issuance of such shares. However, the administrator, in its discretion, may provide in the award agreement evidencing any restricted stock unit award that the participant will be entitled to dividend equivalent rights. Such dividend equivalent rights will be subject to the same terms and conditions and will be settled in the same manner and at the same time as the restricted stock units originally subject to the restricted stock unit award.

Performance Units and Performance Shares. Each performance unit will have an initial value that is established by the administrator on or before the date of grant. Each performance share will have an initial value equal to the fair market value of a share on the date of grant. The administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a participant) in its discretion which, depending on the extent to which they are met, will determine the number or value of performance units/shares that will be paid out to the participants. The time period during which the performance objectives or other vesting provisions must be met will be called the “performance period.” Subject to certain restrictions set forth in the 2026 Plan, the administrator may set performance objectives based upon the achievement of company-wide, divisional, business unit or individual goals, applicable federal or state securities laws, or any other basis determined by the administrator in its discretion. After the applicable performance period has ended, the holder of performance units/shares will be entitled to receive a payout of the number of performance units/shares earned by the participant over the performance period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a performance unit/share, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance unit/share. The administrator, in its sole discretion, may pay earned performance units/shares in the form of cash, in shares (which have an aggregate fair market value equal to the value of the earned performance units/shares at the close of the applicable performance period) or in a combination thereof. Participants will have no voting rights with respect to shares represented by performance share awards until the date of the issuance of such shares. However, the administrator, in its discretion, may provide in the award agreement evidencing any performance share award that the participant will be entitled to dividend equivalent rights. Dividend equivalent rights, if any, will be accumulated and paid to the extent that the related performance shares become nonforfeitable. Settlement of dividend equivalent rights may be made in cash, shares, or a combination thereof as determined by the administrator, and may be paid on the same basis as settlement of the related performance share.

Cash-Based Awards and Other Stock-Based Awards. Subject to the provisions of the 2026 Plan, the administrator may grant cash-based awards to participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the administrator may determine. The administrator may grant other types of equity-based or equity-related awards not otherwise described by the terms of the 2026 Plan in such amounts and subject to such terms and conditions as the administrator will determine (“other stock-based awards”).

Each cash-based award will specify a monetary payment amount or payment range as determined by the administrator. Each other stock-based award will be expressed in terms of shares or units based on such shares, as determined by the administrator. The administrator may require the satisfaction of such service requirements, conditions, restrictions or performance criteria, as will be established by the administrator and set forth in the award agreement evidencing such awards. Participants will have no voting rights with respect to shares represented by other stock-based awards until the date of the issuance of such shares. However, the administrator, in its discretion, may provide in the award agreement evidencing any other stock-based award that the participant will be entitled to dividend equivalent rights, provided that such dividend equivalent rights are subject to the same forfeiture conditions as such other stock-based award. The administrator may impose such additional restrictions on any shares issued in settlement of cash-based awards and other stock-based awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares.

Outside Director Compensation Limit. Notwithstanding anything to the contrary contained in the 2026 Plan, in no event will any non-employee director in any one calendar year be granted compensation, including cash compensation, for service as a non-employee director, having an aggregate maximum value (measured at the date of grant, as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of $750,000.

Minimum Vesting Requirement. Notwithstanding any other provision of the 2026 Plan to the contrary, no award (or portion thereof) granted under the 2026 Plan will vest earlier than the first anniversary of the date of grant of such award. The foregoing minimum vesting requirement will not apply to: (i) awards granted in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines; (ii) awards granted to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of the Company’s stockholders, provided that such next annual meeting is held at least 50 weeks after the annual meeting immediately preceding the grant; (iii) any additional awards the administrator may grant covering, in the aggregate, a number of shares not to exceed five percent (5%) of the total number of shares reserved and available for issuance under the 2026 Plan as of the date of its effectiveness (subject to the adjustment provisions described below under “Adjustments”) and (iv) any awards granted pursuant to agreements entered into, and contingent on, the closing of the Acquisition. The foregoing minimum vesting restrictions will not limit or restrict the administrator’s discretion to accelerate the vesting of any award in connection with or following a participant’s termination of service or in connection with a change in control of the Company.

Limited Transferability of Awards. Unless determined otherwise by the administrator in compliance with applicable laws, awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the participant, only by the participant. For the avoidance of doubt, awards may not be transferred to financial institutions.

Adjustments. In the event of certain corporate transactions (including any extraordinary cash dividend, stock dividend, recapitalization, stock split, reverse stock split or reorganization), the administrator, to the extent equitably required in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2026 Plan, will adjust the number and class of shares of stock that may be delivered under the 2026 Plan and/or the number, class, and price of shares of stock covered by each outstanding award, other award terms, and the numerical share limits of the 2026 Plan, subject to certain exceptions.

Dissolution or Liquidation. To the extent it has not been previously exercised, settled, or otherwise paid out, an award will terminate immediately prior to the consummation of a dissolution or liquidation of the Company, and any portion of an award that remains subject to vesting or other forfeiture conditions as of such time will be forfeited without consideration.

Change in Control. Except as otherwise set forth in an award agreement, in the event of a merger of the Company with or into another corporation or other entity or a change in control of the Company (as defined in the 2026 Plan and excluding the Acquisition), each outstanding award will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices. In the event of a change in control of the Company where the successor corporation does not assume or substitute for the award (or portion thereof), a participant (other than a non-employee director) will fully vest in all of his or her outstanding awards and, with respect to awards with performance-based vesting, all performance goals will be deemed achieved at one hundred percent (100%) of target levels unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and the Company or any of its subsidiaries or parents, as applicable.

In the event of a change in control of the Company, outstanding awards granted to non-employee directors will fully vest and, with respect to awards with performance-based vesting, all performance goals will be deemed achieved at one hundred percent (100%) of target levels, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and the Company or any of its subsidiaries or parents, as applicable.

Tax Withholding. Prior to the delivery of any shares or cash pursuant to an award (or exercise thereof) or such earlier time as any tax withholding obligation is due, the Company will have the power and the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy taxes required to be withheld with respect to such award (or exercise thereof). The administrator, subject to applicable laws, may permit a participant to satisfy such tax withholding obligation, in whole or in part, by such methods as the administrator will determine, including, without limitation and subject to certain exceptions, (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or shares, (iii) delivering to the Company already-owned shares, (iv) selling a sufficient number of shares otherwise deliverable to the participant through such means as the administrator may determine in its sole discretion (whether through a broker or otherwise), or (v) any combination of the foregoing methods of payment.

Compliance with Securities Laws. The grant of awards and the issuance of shares pursuant to any award will be subject to compliance with all applicable laws.

No Effect on Employment or Service. Neither the 2026 Plan nor any award will confer upon a participant any right with respect to continuing the participant’s relationship as a participant with the Company or its subsidiaries or parents, as applicable, nor will they interfere in any way with the participant’s right or the right of the Company and its subsidiaries or parents, as applicable, to terminate such relationship at any time, with or without cause, to the extent permitted by applicable laws.

Forfeiture Events. Any award agreement (or any part thereof) may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain or earnings related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the administrator in accordance with (i) any Company clawback or recoupment policy or (ii) any applicable laws that impose mandatory clawback or recoupment requirements. The administrator may impose such other clawback, recovery or recoupment provisions in an award agreement as the administrator determines necessary or appropriate. Notwithstanding any other provision of the 2026 Plan, if the participant’s service to the Company or any of its affiliates as a participant is terminated or ceases for any reason, then any award which has not vested as of such time in accordance with its terms will automatically be forfeited and cancelled and will cease to vest, be exercisable or otherwise provide any benefit to participant, provided that such provision may be modified in any award agreement.

Term of the 2026 Plan. The 2026 Plan will become effective upon approval by the Company’s stockholders at the Annual Meeting (and must be presented for such approval within twelve (12) months after the date the 2026 Plan was adopted by the Board). It will continue in effect for a term of ten (10) years from the date initially adopted by the Board, unless terminated earlier as described below. Upon its effectiveness, the 2026 Plan will supersede the 2017 Plan such that no further awards will be made under the 2017 Plan.

Amendment and Termination of the 2026 Plan. The administrator may at any time amend, alter, suspend or terminate the 2026 Plan. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with applicable laws. Subject to certain exceptions, no amendment, alteration, suspension or termination of the 2026 Plan will materially impair the rights of any participant, unless mutually agreed otherwise between the participant and the administrator. Termination of the 2026 Plan will not affect the administrator’s ability to exercise the powers granted to it under the 2026 Plan with respect to awards granted under the 2026 Plan prior to the date of such termination.

Severability. If any one or more of the provisions (or any part thereof) of the 2026 Plan is held invalid, illegal or unenforceable in any respect, such provision will be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the 2026 Plan will not in any way be affected or impaired thereby.

No Constraint on Corporate Action. Nothing in the 2026 Plan will be construed to: (a) limit, impair, or otherwise affect the Company’s or any of its affiliates’ right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or any of its affiliates to take any action which such entity deems to be necessary or appropriate.

Unfunded Obligation. Participants will have the status of general unsecured creditors of the Company. Any amounts payable to participants pursuant to the 2026 Plan will be considered unfunded and unsecured obligations for all purposes. Neither the Company nor any of its affiliates will be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations.

Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the 2026 Plan and each award agreement, and any and all claims, proceedings or causes of action relating to the 2026 Plan or any award agreement or arising from the 2026 Plan will be interpreted, construed, governed and enforced under and solely in accordance with the substantive and procedural laws of the State of Delaware.

Assumptions in Mergers and Acquisitions. The 2026 Plan permits the Company to grant awards in substitution for, conversion of, or assumption of equity awards held by service providers of an entity acquired by or merged with the Company or its subsidiaries. In addition, if an acquired or merged company has shares remaining under a pre-existing, stockholder-approved plan that was not adopted in contemplation of the transaction, those shares (appropriately adjusted) may be used for post-closing awards under the 2026 Plan, subject to certain exceptions. Shares issued or subject to awards under these provisions do not reduce the 2026 Plan’s aggregate share reserve.

Material United States Federal Income Tax Consequences

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of equity awards granted under the 2026 Plan. Tax consequences for any particular individual may be different. As the rules governing the tax treatment of such awards are quite technical, the following discussion of tax consequences is necessarily general in nature and does not purport to be complete. In addition, statutory provisions and their interpretations are subject to change, and their application may vary in individual circumstances. This discussion does not address the tax consequences under applicable state and local law.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes because of the grant or exercise of an option that qualifies as an incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise of the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price, and the Company will not be entitled to any deduction for federal income tax purposes. However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code. For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for purposes of the alternative minimum tax rules.

Nonqualified Stock Options. A participant generally recognizes no taxable income as the result of the grant of such an option. However, upon exercising the option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the exercised shares on such date exceeds the exercise price for those shares. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by exercising a nonqualified stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. Any ordinary income recognized by the participant upon exercising a nonqualified stock option generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code. No tax deduction is available to the Company with respect to the grant of a nonqualified stock option or the sale of the shares acquired through the exercise of the nonqualified stock option.

Stock Appreciation Rights. In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income equal to the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss. Any ordinary income recognized by the participant upon exercising a stock appreciation right should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code. No tax deduction is available to the Company with respect to the grant of a stock appreciation right or the sale of the shares acquired through the exercise of the stock appreciation right.

Restricted Stock Awards. A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date, reduced by any amount paid by the participant for such shares. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, under Section 83(b) of the Code to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired under a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss. Any ordinary income recognized by the participant should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit Awards. There are no immediate tax consequences of receiving an award of RSUs. A participant who is awarded RSUs generally will recognize ordinary income equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss. Any ordinary income recognized by the participant should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

Section 409A. Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2026 Plan that are considered non-qualified deferred compensation within the meaning of Section 409A will be subject to certain requirements of Section 409A of the Code. If an award is subject to and fails to satisfy these requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received. Also, if an award subject to Section 409A of the Code violates the provisions of Section 409A of the Code, Section 409A of the Code imposes an additional 20% federal income tax on compensation recognized as ordinary income, plus interest.

Parachute Payments. The vesting of any portion of an award that is accelerated due to, or the grant of an award contingent on, the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may not be deductible by us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Tax Effect For the Company. We generally will be entitled to a tax deduction in connection with an award under the 2026 Plan equal to the ordinary income realized by a participant when the participant recognizes such income (for example, the exercise of a nonqualified stock option) except to the extent such deduction is limited by applicable provisions of the Code. Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) of the Code and applicable guidance. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

THE FOREGOING IS ONLY A GENERAL SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO AWARDS UNDER THE 2026 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2025, with respect to our equity compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,124,289(1)	$31.50	1,128,693(2)
Equity compensation plans not approved by security holders	None	N/A	None
Total	1,124,289	$31.50	1,128,693

(1) Represents 1,124,289 options under our 2017 Plan.

(2) Represents 1,128,693 shares available for grant under the 2017 Plan.

New Plan Benefits

Except as set forth in the table below, no awards have been made under the 2026 Plan and no awards have been granted that are contingent on the approval of the 2026 Plan. Except as set forth in the table below, future grants under the 2026 Plan will be made at the discretion of the Company. For the foregoing reasons, except as set forth in the table below, the benefits and amounts that will be received or allocated under the 2026 Plan in the future are not determinable at this time.

New Plan Benefits
2026 Equity Incentive Plan
Name and position	Dollar value ($)(1)	Number of units
Phillip W. Oldridge, former Chief Executive Officer and Chairman	0	0
Jason Maddox, Chief Financial Officer	1,770,000	1,500,000
Elgin Tracy, Chief Operating Officer	1,770,000	1,500,000
Executive Group	3,540,000	3,000,000
Non-Executive Director Group	0	0
Non-Executive Officer Employee Group	0	0

(1)    Upon a change in control of the Company, which, for this purpose, includes the Acquisition described in this Proxy Statement, each of Mr. Maddox and Mr. Tracy is eligible for a fully vested grant of 1,500,000 shares of Common Stock, subject to the approval by the Company’s stockholders of a sufficient number of shares available for issuance under the Company’s equity plan, which includes the 2026 Plan. Mr. Oldridge was also entitled to a similar grant pursuant to the Oldridge Agreement, as amended on May 19, 2026, which was forfeited as a result of his resignation on July 2, 2026. The dollar value disclosed in this table was calculated by multiplying the number of units by the Company’s closing stock price on the Reference Date, which was $1.18.

Certain Interests of Executive Officers and Directors

In considering the recommendation of the Board with respect to the 2026 Plan, stockholders should be aware that members of the Board and our executive officers are eligible to receive awards under the 2026 Plan, including those described in the New Plan Benefits Table above, and, accordingly, may from time to time have interests that present them with conflicts of interest in connection with this proposal to approve the 2026 Plan.

Registration with the SEC

If the 2026 Plan is approved by our stockholders, we intend to file with the U.S. Securities and Exchange Commission a registration statement on Form S-8 covering the increased shares reserved for issuance under the 2026 Plan as soon as practicable following such approval.

Vote Required

Approval of this Proposal 6 requires a “FOR” vote from the holders of a majority in voting power of the shares of our Common Stock present in person or represented by proxy and entitled to vote on this Proposal 6 at the Annual Meeting. Because “abstentions” are considered present and entitled to vote on this Proposal 6, an “abstention” on this Proposal 6 will have the same effect as a vote “against” this Proposal 6. Because this Proposal 6 is a “non-routine” matter on which brokers do not have discretionary voting authority, there will be “broker non-votes” on this Proposal 6. Because such “broker non-votes” are not considered “entitled to vote” on this Proposal, however, they will have no effect on the outcome of the vote on this Proposal 6.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AZIO AI HOLDINGS, INC. 2026 EQUITY INCENTIVE PLAN.

PROPOSAL 7:
ADJOURNMENT OF THE ANNUAL MEETING WITH RESPECT TO ONE OR MORE OF THE PROPOSALS TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, AS DETERMINED BY THE CHAIRMAN OF THE BOARD, TO PERMIT FURTHER SOLICITATION OF PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, THE APPROVAL OF ANY OF SUCH PROPOSALS AT THE ANNUAL MEETING OR IF THE COMPANY’S INITIAL LISTING APPLICATION REQUIRED BY NASDAQ LISTING RULE 5110(A) HAS NOT YET BEEN APPROVED

If at the Annual Meeting the number of votes represented by shares of the Common Stock present or represented and voting in favor of Proposal 1, Proposal 2, Proposal 3. Proposal 4, Proposal 5, and/or Proposal 6 is insufficient to approve the applicable Proposal or if Nasdaq has not approved the Company’s initial listing application as of immediately prior to the Annual Meeting, the Chairman of the Board may move to adjourn the Annual Meeting, including with respect to any one or more Proposals, in order to enable our Board to continue to solicit additional proxies in favor of such Proposals or if the Company’s initial listing application required by Nasdaq Listing Rule 5110(a) has not yet been approved.

In this Proposal, we are asking our stockholders to authorize the holder of any proxy solicited to vote in favor of adjourning the Annual Meeting with respect to one or more of  the other Proposals and any later adjournments. If our stockholders approve the adjournment, we could adjourn the Annual Meeting with respect to one or more of the other Proposals, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1, Proposal 2, Proposal 3. Proposal 4, Proposal 5, and/or Proposal 6, as applicable with respect to such adjournment, including the solicitation of proxies from stockholders that have previously voted against such Proposals, or to adjourn the Annual Meeting, including with respect to one or more of the other Proposals, if the Company’s initial listing application required by Nasdaq Listing Rule 5110(a) has not yet been approved. If stockholder approval for this Proposal is not obtained, then the Annual Meeting will not be adjourned.

Vote Required

Approval of this Proposal 7 requires the affirmative vote of a majority in voting power of the shares of our Common Stock represented in person or by proxy and entitled to vote on this Proposal 7. Because “abstentions” are considered both present and entitled to vote on this Proposal 7, an “abstention” will have the same effect as a vote “against” this Proposal 27. Because this Proposal 7 is a “routine” matter, “broker non-votes” will not occur with respect to this Proposal 7..

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING WITH RESPECT TO ONE OR MORE OF THE PROPOSALS TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, AS DETERMINED BY THE CHAIRMAN OF THE BOARD, TO PERMIT FURTHER SOLICITATION OF PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, THE APPROVAL OF ANY OF SUCH PROPOSALS AT THE ANNUAL MEETING OR IF THE COMPANY’S INITIAL LISTING APPLICATION REQUIRED BY NASDAQ LISTING RULE 5110(A) HAS NOT YET BEEN APPROVED.

DIRECTOR COMPENSATION

Director Compensation Table for Year Ended December 31, 2025

Directors who are also our employees receive no additional compensation for their service as a director. During the year ended December 31, 2025, our directors who also served as employees were Mr. Oldridge, our former Chief Executive Officer, and Mr. Maddox, our Chief Financial Officer. Their compensation is addressed above under “Executive Compensation.”

We have a formal policy pursuant to which our non-employee directors are eligible to receive equity awards and annual cash retainers as compensation for service on our Board and committees of our Board. In 2023, the Compensation Committee worked with a third-party consulting firm in evaluating compensation programs among peers to inform the development of compensation for the Board. The results of this compensation review led the Committee to approve the following annual compensation for Directors and committee Chairs:

Board Retainer: $31,000

Audit Committee Chair: $12,300

Compensation Committee Chair: $9,600

Nominating and Corporate Governance Committee Chair: $8,000

Reimbursement for all directors’ reasonable expenses incurred during the course of their performance.

The table below sets forth the compensation earned by each of our non-employee directors during the fiscal year ended December 31, 2025:

2025 Director Compensation Table

Name	Fees earned or paid in cash	Option awards	Total
Terri White Elk	$40,600	$27,514	$68,114
Michael A. Di Pietro	$43,300	$27,514	$70,814
Melissa Barcellos(1)	$39,000	$27,514	$66,514
Total	$122,900	$82,542	$205,442

(1) On November 12, 2025, Melissa Barcellos informed the Company that she would not stand for re-election to the Board upon expiration of her current term as a Class II director effective as of the Company’s 2025 Annual Meeting of Stockholders held on February 3, 2026.

On March 10, 2025, each non-employee director received 20,000 options (grant date fair value of $27,514). Of this amount, 10,000 of these options vested immediately while the remaining 10,000 options vested on the one-year anniversary of the grant date. As of December 31, 2025, the following options were outstanding and held by each non-employee director:

Name	Outstanding Options
Terri White Elk	33,830
Michael A. Di Pietro	33,830
Melissa Barcellos	33,830

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our Common Stock as of September 10, 2026, for:

•	each person, or group of affiliated persons, known to us to beneficially own more than 5% of the outstanding shares of our Common Stock;

•	each of our directors and nominees for election to our Board;

•	each of our Named Executive Officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to applicable community property laws, we believe each person identified in the table has sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) and Section 13(g) of the Exchange Act.

Applicable percentage ownership in the following table is based on 17,207,848 shares of our Common Stock outstanding as of September 10, 2026. Shares of our Common Stock subject to options, warrants or other convertible securities that are currently exercisable or exercisable within 60 days after September 10, 2026 are deemed to be outstanding and to be beneficially owned by the person or entity holding such option, warrant or convertible security for the purpose of computing the number and percentage ownership of outstanding shares of that person or entity. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity. Consequently, the denominator for calculating beneficial ownership percentages may be different for each beneficial owner. Except as otherwise noted, the address of each person or entity in the following table is c/o Azio AI Holdings, Inc., 7510 Ardmore Street, Houston, TX 77054.

Name of Beneficial Owner(1)	Number of Shares	Percent of
Directors and Executive Officers:
Phillip W. Oldridge(2)	640,661	3.6%
Chris Young(3)	492,070	2.9%
Michael A. Di Pietro(4)	70,683	*
Terri White Elk(5)	70,000	*
Jason Maddox(6)	719,800	4.1%
Elgin Tracy(7)	410,000	2.3%
Larry G. Paige II	—	—
All directors and executive officers as a group (7 persons)(8)	1,802,553	9.6%

*	Represents beneficial ownership of less than 1%.

(1)	Unless otherwise indicated, all shares are owned directly by the beneficial owner.

(2)

Consists of (i) 2,200 shares of our Common Stock held of record by Phillip W. Oldridge, (ii) 48,661 shares owned indirectly through a family relationship and (iii) 589,800 shares of our Common Stock underlying options that are currently exercisable or exercisable within 60 days after September 10, 2026.

(3)

Consists of 492,070 shares of our Common Stock held of record by Accel Venture III LLC (“Accel Venture”), of which Mr. Young is the sole member. In addition, Accel Venture is the record owner of 194,690 shares of Series A Preferred Stock, which are convertible into 19,469,000 shares of Common Stock following stockholder approval. Mr. Young disclaims beneficial ownership of these shares held by Accel Venture except to the extent of any pecuniary interest therein.

(4)

Consists of (i) 883 shares of our Common Stock held of record by Michael A. Di Pietro and (ii) 69,800 shares of our Common Stock underlying options that are currently exercisable or exercisable within 60 days after September 10, 2026.

(5)	Consists of 70,000 shares of our Common Stock underlying options that are currently exercisable or exercisable within 60 days after September 10, 2026.

(6)

Consists of (i) 310,000 shares of our Common Stock held of record by Jason Maddox and (ii) 409,800 shares of our Common Stock underlying options that are currently exercisable or exercisable within 60 days after September 10, 2026.

(7)	Consists of 410,000 shares of our Common Stock underlying options that are currently exercisable or exercisable within 60 days after September 10, 2026.

(8)	Includes an additional 40,000 shares of our Common Stock underlying options that are currently exercisable or exercisable within 60 days after September 10, 2026.

Change in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our Company.

Legal Proceedings

To our knowledge, none of our directors, officers or affiliates, or any 5% or greater stockholder, or any associate of any such directors, officers or affiliates, is a party that is adverse to us in any material legal proceeding.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC reports of beneficial ownership and reports of changes in beneficial ownership in the Company’s securities. Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, filed electronically with the SEC during the year ended December 31, 2025, the Company believes that all Section 16(a) filings applicable to its directors, officers, and 10% stockholders were filed on a timely basis during the year ended December 31, 2025, except those listed below:

January 10, 2025: Section 16(a) filing filed late by William Miller reporting one late Form 4 reflecting one transaction.

March 14, 2025: Section 16(a) filing filed late by Melissa Barcellos, Michael A. Di Pietro, Terri White Elk, Jason Maddox, Phillip W. Oldridge, Elgin Tracy. Each filed one late Form 4 reporting one transaction, with the exception of Melissa Barcellos, Michael A. Di Pietro, and Terri White Elk, who reported two transactions.

May 21, 2025: Section 16(a) filing filed late by Jason Maddox reporting one late Form 5 reflecting one transaction.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation arrangements for our directors and Named Executive Officers, which are described in the sections titled “Director Compensation” and “Executive Compensation,” respectively, below we describe transactions since January 1, 2024 to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Beginning in December 2024, the Company manufactures medical supplies under a subcontractor arrangement with Maddox Medical, a company owned by Jason Maddox, the Company’s Chief Financial Officer. The Company earned $0 in revenue for the year ended December 31, 2024 and $5,589,945 for the year ended December 31, 2025, under this arrangement. The Company earned $4,911,508 in revenue for the six months ended June 30, 2026, under this arrangement.

The Company has entered into lease agreements with SRI Professional Services, Incorporated (“SRI”), pursuant to which the Company leases equipment used in connection with the operation of its business (the “SRI Equipment Leases”). Phillip W. Oldridge, the Company’s former Chief Executive Officer and Chairman of the Board, serves as an executive officer and a member of the board of directors of SRI. Two of the SRI Equipment Leases provide for the leasing of two vehicles that commenced on January 1, 2020 and the combined rent under such leases is $3,880 per month, and a third SRI Equipment Lease provides for a trailer lease that commenced on December 1, 2019, under which the rent is $3,891 per month. The total monthly payment obligation of the Company under the SRI Equipment Leases is $7,771.

The Company has also entered into a commercial lease agreement (the “ABCI Office Lease”) with Alpha Bravo Charlie, Inc. (“ABCI”) that commenced on April 1, 2020, for the lease of office space in Porterville, California. The monthly rent for this facility is approximately $5,000. Mr. Oldridge is a director of ABCI. Under the ABCI Office Lease, the Company paid $60,000 during the year ended December 31, 2024, and $60,000 for the year ended December 31, 2025 and expensed $30,000 for the six months ended June 30, 2026.

The Company expensed $352,000 for the year ended December 31, 2025 and $262,000 for the six months ended June 30, 2026 to Shell Castle LLC, an entity owned by Jason Maddox for services rendered as an executive officer of the Company in lieu of wages. The Company also expensed $352,000 for the year ended December 31, 2025 and $262,000 for the six months ended June 30, 2026 to Met Consulting LLC, an entity owned by Elgin Tracy for services rendered as an executive officer of the Company in lieu of wages.

The Company from time to time engages 42Motorsports LTD, the owner of which is a sibling of Phillip W. Oldridge, the Company’s former Chief Executive Officer and Chairman of the Board, for engineering consulting services. The Company paid 42Motorsports LTD $150,000 for the year ended December 31, 2024, $75,000 for the year ended December 31, 2025 and $0 for the six months ended June 30, 2026, for engineering consulting services.

On August 13, 2024, the Company entered into a long-term loan arrangement (the “Oldridge Loan”) with Phillip W. Oldridge whereby Mr. Oldridge loaned $300,000 to the Company. The Oldridge Loan carried an interest rate of 8% and matures on January 1, 2026. The Oldridge Loan was paid off in full on December 31, 2024. The amount paid to satisfy the Oldridge Loan was $309,000 of which $9,000 represented accrued interest on the loan.

On October 30, 2024, the Company entered into the MIPA with Maddox Industries, a provider of government contracting solutions based in Puerto Rico, and Jason Maddox, the sole member of Maddox Industries, to acquire all of the outstanding membership interests in Maddox Industries from Mr. Maddox. As consideration for the acquisition of Maddox Industries, at the closing, the Company issued 3,100,000 shares of Common Stock to Mr. Maddox. As additional consideration for the acquisition, during the six-month Earnout Period, Mr. Maddox is eligible to receive up to six monthly Earnout Payments in accordance with the terms of the MIPA. The Earnout Payment payable to Mr. Maddox for each calendar month during the Earnout Period, if any, will be equal to the aggregate amount of gross revenue received by Maddox Industries in respect of any accounts receivable from any existing customer outstanding as of the closing during such calendar month, provided that all Earnout Payments payable by the Company to Mr. Maddox under the MIPA may not exceed $1 million. On October 20, 2025, the MIPA was amended to extend the Earnout Period to June 17, 2026. Any Earnout Payment during the Extended Earnout Period is otherwise subject to the same terms and conditions set forth in the MIPA. In 2025, Earnout Payments totaling $770,000 were paid out to the Seller in conjunction with these earnout provisions.

On April 1, 2025, the Company entered into a three-year sub-lease arrangement (“Maddox Medical Sub-Lease”) with Maddox Medical (with renewal options), an entity of which Jason Maddox, the Chief Financial Officer of the Company, is the sole stockholder, to lease a facility in Houston, Texas for its corporate and administrative operations. The Company paid Maddox Medical $184,654 during the year ended December 31, 2025 and $123,103 during the six months ended June 30, 2026, under the Maddox Medical Sub-Lease.

The Company also maintains a procurement contract for electric vehicles and their components and accessories with Envirotech Electric Vehicles Inc., an officer of which held more than 5% of the outstanding shares of Common Stock in fiscal years 2024 and 2025.

On April 1, 2026, the Company entered into a nine-month lease arrangement (“CAVOK Lease”) with CAVOK Air Texas LLC ("CAVOK") (with automatic one-year renewals), an entity related to certain executives of the Company for vehicle storage. The Company paid CAVOK $37,500 during the six months ended June 30, 2026, under the CAVOK Lease.

Policies and Procedures for Related Person Transactions

We do not currently have a formal, written policy or procedure for the review and approval of related person transactions. However, the charter for our Audit Committee provides that our Audit Committee is required to review and approve any transactions between the Company and any related parties. Each of the related person transactions described above was reviewed and either approved or ratified by our Audit Committee, and we intend to follow this practice for any future related person transactions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDIT FEES

Independent Registered Public Accounting Firm Fees

Barton CPA, PLLC served as our independent registered public accounting firm from August 10, 2023 until September 3, 2026. The following table shows the fees that were billed for audit and other services during the fiscal years ended December 31, 2025 and 2024:

	2025	2024
Audit Fees(1)	$185,000	$192,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$185,000	$192,000

(1)

Audit Fees consist of professional services rendered in connection with the audit of our annual financial statements, including the audited financial statements presented in our Annual Report on Form 10-K, and the review of our financial statements included in quarterly reports, along with services that are normally provided by the independent registered accountants in connection with statutory and regulatory filings or engagements for those fiscal years and timely review of our quarterly consolidated financial statements.

Pre-Approval Policies and Procedures of the Audit Committee

Consistent with the rules and regulations promulgated by the SEC, the Audit Committee approves the engagement of our independent registered public accounting firm and is also required to pre-approve all audit and non-audit expenses. All of the services described above were approved by the Audit Committee in accordance with its procedure.

OTHER MATTERS

Our Board and management do not know of any other matters that will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, the Proxy Holder will vote on such matters in accordance with his best judgment.

DIRECTOR NOMINEES FOR THE 2027 ANNUAL MEETING OF STOCKHOLDERS

In accordance with procedures set forth in our amended and restated bylaws, our stockholders may propose nominees for election to our Board only after providing timely written notice to our Secretary. To be timely, a stockholder’s notice to our Secretary must be received at our principal executive offices, located at Azio AI Holdings, Inc., 7510 Ardmore Street, Houston, TX 77054, on or after June 5, 2027, but not later than July 5, 2027, provided, however, if our 2027 Annual Meeting of Stockholders is advanced or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the Annual Meeting, such notice must be received not later than the close of business on the later of: (i) the 90th day prior to the 2027 Annual Meeting of Stockholders; or (ii) the 10th day following the date on which public announcement of the date of the 2027 Annual Meeting of Stockholders is first made.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in connection with the 2027 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 3, 2027. However, if the date of the 2027 Annual Meeting of Stockholders is more than 30 calendar days before or more than 30 calendar days after the anniversary date of the Annual Meeting, such information must be provided by the later of the 60th day prior to the 2027 Annual Meeting of Stockholders and the 10th day following the public announcement of the date of the 2027 Annual Meeting of Stockholders.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for certain proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of these proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, or if you are receiving multiple copies of the proxy materials and wish to receive only one, please notify your broker if your shares of Common Stock are held in a brokerage account or the Company if you hold shares of Common Stock directly. You can notify us by sending a written request to the attention of our Chief Financial Officer at our principal executive offices located at 7510 Ardmore Street, Houston, TX 77054, or by calling us at (870) 970-3355.

IMPORTANT

Your vote at the virtual Annual Meeting is important, no matter how many or how few shares of our Common Stock you own. Accordingly, please mark, sign, date and return the enclosed proxy card and promptly return it in the enclosed postage-paid envelope or vote by calling the toll-free telephone number shown on your proxy card, or by using Internet voting following the instructions shown on your proxy card.

Only your latest dated proxy will be counted. Any proxy may be revoked at any time prior to its exercise at the virtual Annual Meeting as described in this Proxy Statement.

Dated: October 9, 2026

Appendix A

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

The following unaudited pro forma condensed combined financial information presents the combination of the historical financial information of Azio AI Holdings, Inc., a Delaware corporation formerly known as “Envirotech Vehicles, Inc.” (“Azio AI,” or the “Company”), and Azio AI Corporation, a Delaware corporation (“Legacy Azio AI”), adjusted to give effect to the merger and related transactions described below (collectively, the “Transactions”).

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended by the final rule, Release No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses, and reflects only Transaction Accounting Adjustments (as defined in Article 11). The Company has not reflected (and has elected not to present) adjustments for reasonably estimable synergies, dis-synergies, or other non-accounting transaction effects.

The unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting under generally accepted accounting principles in the United States and is based on the historical financial statements of the Company and Legacy Azio AI.

The acquisition of Legacy Azio AI was accounted for under the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 805, Business Combinations, and the Company was determined to be the acquirer for accounting purposes and has therefore estimated the fair value of Legacy Azio AI’s assets acquired and liabilities assumed which uses the fair value concepts defined in ASC 820, Fair Value Measurement. Under the acquisition method of accounting, the assets acquired and liabilities assumed are recorded, as of the completion of the acquisition, primarily at their respective fair values, with the excess of the purchase consideration over the fair value of Legacy Azio AI’s net assets allocated to goodwill, if any, and added to those of the Company.

Financial statements and reported results of operations of the Company issued after the Closing will reflect these values and will not be retroactively restated to reflect the historical financial position or results of operations of Legacy Azio AI. The pro forma allocation of the purchase price reflected in the unaudited pro forma condensed combined financial information is preliminary and thus subject to adjustment and may vary materially from the final purchase price allocation that will be completed within the measurement period, but in no event later than one year following the Closing.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not necessarily reflect what the Company’s financial position or results of operations would have been had the Transactions been completed on the dates assumed, nor is it necessarily indicative of the Company’s future financial condition or results of operations. The Company’s actual results may differ from the pro forma amounts presented.

Pro Forma Financial Information Included

The unaudited pro forma condensed combined financial information includes:

Unaudited pro forma condensed combined balance sheet as of June 30, 2026

This balance sheet combines (i) the historical unaudited condensed consolidated balance sheet of the Company as of June 30, 2026, and (ii) the historical unaudited condensed balance sheet of Legacy Azio AI as of June 30, 2026, giving pro forma effect to the Transactions as if they had occurred on June 30, 2026.

Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025

This statement combines (i) the historical audited consolidated statement of operations of the Company for the year ended December 31, 2025, and (ii) the historical audited statement of operations of Legacy Azio AI for the period from October 7, 2025 (inception) to December 31, 2025, giving pro forma effect to the Transactions as if they had occurred on January 1, 2025, the beginning of the earliest period presented.

Unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2026

This statement combines (i) the historical unaudited condensed consolidated statement of operations of the Company for the six months ended June 30, 2026, and (ii) the historical unaudited condensed statement of operations of Legacy Azio AI for the six months ended June 30, 2026, giving pro forma effect to the Transactions as if they had occurred on January 1, 2025, the beginning of the earliest period presented.

The accompanying notes are an integral part of the pro forma condensed combined financial information. Such notes describe the assumptions and estimates related to the unaudited adjustments to the pro forma condensed combined financial information.

Sources of Historical Financial Information

The unaudited pro forma condensed combined financial information has been derived from:

●

the historical audited consolidated financial statements of the Company as of and for the year ended December 31, 2025, and the related notes thereto, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025;

●

the historical unaudited condensed consolidated financial statements of the Company as of and for the six months ended June 30, 2026, and the related notes thereto, included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026;

●

the historical audited financial statements of Legacy Azio AI as of and for the period from October 7, 2025 (inception) to December 31, 2025, and the related notes thereto, included in Exhibit 99.1 to the Current Report on Form 8-K/A; and

●

the historical unaudited condensed financial statements of Legacy Azio AI as of and for the six months ended June 30, 2026, and the related notes thereto, included in Exhibit 99.2 to the Current Report on Form 8-K/A.

Description of the Transactions

Agreement and Plan of Merger

On July 2, 2026, the Company completed its previously announced acquisition of Legacy Azio AI, pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated July 2, 2026 (the “Merger Agreement”), by and among (i) Legacy Azio AI, (ii) the Company, (iii) EV-AZ Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“First Merger Sub”), and (iv) Azio AI, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Second Merger Sub”).

Pursuant to the Merger Agreement, (i) First Merger Sub merged with and into Legacy Azio AI, pursuant to which Legacy Azio AI was the surviving corporation and became a wholly owned subsidiary of the Company (the “First Merger”) and (ii) immediately following the effective time of the First Merger (the “First Effective Time”), the surviving corporation of the First Merger merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity (the “Surviving Entity”) and became a wholly owned subsidiary of the Company (the “Second Merger” and, together with the First Merger, the “Mergers” and such effective time of the Second Merger, the “Second Effective Time”).

Under the terms of the Merger Agreement, in connection with the closing of the transactions contemplated by the Merger Agreement (the “Closing”) and as of the First Effective Time, the Company issued to the holders of shares of Legacy Azio AI common stock issued and outstanding immediately prior to the First Effective Time (the “Legacy Azio AI Stockholders”) (other than shares held in treasury or held by Legacy Azio AI) (i) 2,460,351 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), which such number of shares represented a number of shares equal to no more than (a) 19.9% (the “Exchange Cap”) of the outstanding shares of Common Stock immediately prior to the First Effective Time, minus (b) 194,807 shares of Common Stock issuable upon conversion of the $150,000 aggregate principal amount of outstanding convertible notes of Legacy Azio AI being assumed by the Company as of the Closing (the “Convertible Notes”), and (ii) 973,450 shares of the Company’s Series A Non-Voting Convertible Preferred Stock, par value $0.00001 per share (the “Series A Preferred Stock”) (such aggregate shares in (i) and (ii) collectively, the “Merger Consideration”).

The Convertible Notes remained outstanding after the First Effective Time and, thereafter, will be convertible into shares of Common Stock.

No fractional shares of Common Stock and Series A Preferred Stock were issued in connection with the First Merger. Any fractional shares that a Legacy Azio AI Stockholder would otherwise be entitled to receive were aggregated and any remaining fractional shares were rounded up to the nearest whole share.

Each share of Series A Preferred Stock will be convertible into 100 shares of Common Stock upon approval by the Company’s stockholders of the Conversion Proposal (as defined below).

The Company and Legacy Azio AI acknowledge that, under the rules of The Nasdaq Stock Market LLC (“Nasdaq”), the Common Stock and the Series A Preferred Stock issued as Merger Consideration will not be entitled to vote on the Conversion Proposal (as defined below).

Pursuant to the Merger Agreement, the Company will use reasonable best efforts to call and hold, as soon as practicable after the execution of the Merger Agreement, a meeting of its stockholders (the “Stockholders Meeting”) for the purpose of seeking: (i) the approval of the conversion of the Series A Preferred Stock into shares of Common Stock in accordance with Nasdaq Listing Rule 5635 (the “Conversion Proposal”), (ii) approval of the adoption by the Company of the Azio AI Holdings, Inc. 2026 Equity Incentive Plan, and (iii) approval of the Amended and Restated Certificate of Incorporation of the Company (the proposals in (i) through (iii) above, the “Transaction Proposals”).

The Merger Agreement provides that the parties thereto shall take all necessary action so that immediately after the Closing:

(i)

the Company’s board of directors (the “Board”) is comprised of four members, with (i) one person determined by Legacy Azio AI who is Chris Young, (ii) one person determined by the Board who is Jason Maddox, and (iii) two persons jointly agreed between Legacy Azio AI and the Company who shall each meet the requirements of being an “independent director” for purposes of Nasdaq and applicable U.S. Securities and Exchange Commission rules and regulations and applicable securities laws; and

(ii)

the following persons are appointed to the positions of officers of the Company to serve in such positions effective as of the Closing until successors are duly appointed and qualified in accordance with applicable Law: (i) Chris Young as the Chief Executive Officer, (ii) Simon Yu as President, (iii) Jason Maddox as Chief Financial Officer, (iv) Elgin Tracy as Chief Operating Officer, (v) David Shiue as Chief Business Development Officer, (vi) Gary Chen as Chief Product Officer, (vii) Jenny Yang as Chief Administrative Officer, and (viii) Merrick Alpert as Chief Communications Officer.

As of the Closing, all directors and officers of the Company who are not to continue as directors or officers of the Company following the Closing shall resign from such positions effective as of the Closing.

However, the Company filed a Current Report on Form 8-K on August 28, 2026, whereby four of the Azio AI Officers (including Simon Yu, David Shiue, Gary Chen, and Jenny Yang) were removed as officers of the Company by the board of directors of the Company effective as of August 27, 2026, pending stockholder approval and approval of the Company’s Nasdaq initial listing application. Chris Young from Azio AI would still continue to serve as the Chief Executive Officer of the Company.

Parent Support Agreements

In connection with the execution of the Merger Agreement, the Company and Legacy Azio AI entered into a support agreement, dated as of July 2, 2026 (the “Support Agreement”), with the Company’s officers and directors as of immediately prior to the First Effective Time. Subject to the terms and conditions set forth therein, the Support Agreement provides that, among other things, each of the officers and directors party thereto has agreed to vote or cause to be voted all of the shares of Common Stock owned by such stockholder in favor of the Transaction Proposals at the Stockholders Meeting.

The Company covenants that at all times after receipt of the approval of the Transaction Proposals obtained at the Stockholders Meeting, for as long as any shares of Series A Preferred Stock remain outstanding, the Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock or shares of Common Stock held in treasury by the Company, for the purpose of effecting the conversion of the Series A Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all shares of Series A Preferred Stock then outstanding.

After giving effect to the Transactions, pursuant to the terms and conditions of the Merger Agreement,

(i)

the Azio AI Stockholders immediately prior to the First Effective Time own approximately 14.4% of the outstanding shares of Common Stock immediately following the Closing assuming the exercise of 1,000,000 outstanding warrants of the Company to acquire shares of Common Stock with an exercise price of $0.01 per share and 87.2% of the outstanding shares of Common Stock on a diluted basis assuming the Series A Preferred Stock is converted at a ratio of 100:1 (following stockholder approval of the Conversion Proposal); and

(ii)

the holders of outstanding shares of Common Stock immediately prior to the First Effective Time own approximately 85.6% of outstanding shares of Common Stock immediately following the Closing assuming the exercise of 1,000,000 outstanding warrants of the Company to acquire shares of Common Stock with an exercise price of $0.01 per share and 12.8% of the outstanding shares of Common Stock on a diluted basis assuming the Series A Preferred Stock is converted at a ratio of 100:1 (following stockholder approval of the Conversion Proposal).

Series A Preferred Stock

Conversion Rights

Each share of Series A Preferred Stock is convertible into 100 shares of Common Stock (the “Conversion Shares”), subject to the terms and conditions set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series A Preferred Stock filed with the Secretary of State of the State of Delaware on July 2, 2026 (the “Certificate of Designation”). The Series A Preferred Stock is convertible, at the option of the holder, at any time and from time to time following 5:00 p.m. Eastern Time on the date that the Company’s stockholders approve the conversion of the Series A Preferred Stock into shares of Common Stock (the “Stockholder Approval”).

Until the Stockholder Approval is obtained, no shares of Series A Preferred Stock may be converted into shares of Common Stock.

Stockholder Approval

Pursuant to the Merger Agreement and the Certificate of Designation, the issuance of shares of Common Stock upon conversion of the Series A Preferred Stock is subject to and contingent upon approval by the Company’s stockholders in accordance with applicable Nasdaq rules. The Series A Preferred Stock is not convertible into Common Stock until the Stockholder Approval has been obtained.

Dividend Rights

Holders of Series A Preferred Stock are entitled to receive dividends on an as-if-converted-to-common-stock basis equal to and in the same form and manner as dividends actually paid on Common Stock. Other than such rights, no additional dividends are payable on the Series A Preferred Stock.

Voting Rights

Except as otherwise required by Delaware law or expressly provided in the Certificate of Designation, the Series A Preferred Stock has no voting rights.

However, for so long as any shares of Series A Preferred Stock remain outstanding, the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock is required for certain actions, including: (i) altering or adversely changing the powers, preferences, or rights of the Series A Preferred Stock, and (ii) increasing or decreasing the number of authorized shares of Series A Preferred Stock (other than by conversion).

Liquidation

The Series A Preferred Stock ranks on parity with Common Stock with respect to distributions upon liquidation, dissolution, or winding up of the Company. Upon any liquidation, holders of Series A Preferred Stock are entitled to receive the same amount that would have been received had such shares been converted into Common Stock immediately prior to the liquidation event, together with any declared but unpaid dividends.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2026

	(1) Company (Historical)	(2) Legacy Azio AI (Historical)	Transaction Accounting Adjustments	Note 5	Pro Forma Combined
Assets
Current assets
Cash and cash equivalents	$141,955	$102,081	$—		$244,036
Receivable from related party	2,356,946	—	—		2,356,946
EPA fulfillment asset	1,342,966	—	—		1,342,966
Inventory	—	291,498	—		291,498
Prepaid expenses	202,399	40,000	—		242,399
Other current assets	72,460	232,500	—		304,960
Total current assets	4,116,726	666,079	—		4,782,805

Property and equipment, net	9,225,389	—	(23,005)	(a)	5,169,154
			(4,033,230)	(b)
Operating right of use assets	1,994,787	—	—		1,994,787
Intangibles	—	—	19,010,000	(c)	19,010,000
Goodwill	—	—	6,502,107	(d)	6,502,107
Other non-current assets	221,995	—	—		221,995
Total assets	$15,558,897	$666,079	$21,455,872		$37,680,848

Liabilities and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$8,254,898	$102,268	$—		$8,357,166
Deferred revenue	1,544,000	4,033,230	(4,033,230)	(b)	1,544,000
EPA contract liability	5,146,066	—	—		5,146,066
Accrued liabilities	2,027,076	—	—		2,027,076
Operating lease liabilities, current	681,155	—	—		681,155
Loan from related party		100,000	—		100,000
Short-term debt	9,267,852	—	—		9,267,852
Other current liabilities	—	1,200	—		1,200
Total current liabilities	26,921,047	4,236,698	(4,033,230)		27,124,515

Operating lease liabilities, noncurrent	1,020,844	—	—		1,020,844
Deferred tax liability	—	—	3,992,100	(e)	3,992,100
Convertible Notes	—	249,602	—		249,602
Total liabilities	27,941,891	4,486,300	(41,130)		32,387,061

Commitments and contingencies	—	—	—		—

Stockholders’ equity (deficit)
Series A Preferred Stock, $0.00001 par value per share	—	—	10	(f)	10
Company common stock, $0.00001 par value per share	137	—	24	(g)	161

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2026

(CONTINUED)

	(1) Company (Historical)	(2) Legacy Azio AI (Historical)	Transaction Accounting Adjustments	Note 5	Pro Forma Combined
Legacy Azio AI preferred shares, $0.00001 par value per share	—	—	—	(h)	—
Legacy Azio AI common shares, $0.00001 par value per share	—	100	(100)	(h)	—
Additional paid-in capital	110,829,668	—	13,590,990	(f)	128,529,420
			4,108,762	(g)
Accumulated deficit	(123,212,799)	(3,820,321)	3,820,321	(h)	(123,235,804)
			(23,005)	(a)
Total stockholders’ equity (deficit)	(12,382,994)	(3,820,221)	21,497,002		5,293,787
Total liabilities and stockholders’ equity (deficit)	$15,558,897	$666,079	$21,455,872		$37,680,848

See accompanying notes to the unaudited pro forma condensed combined financial information.

(1)	Derived from the historical unaudited condensed consolidated balance sheet of the Company as of June 30, 2026.
(2)	Derived from the historical unaudited condensed balance sheet of Legacy Azio AI as of June 30, 2026.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2025

	(1) Company (Historical)	(2) Legacy Azio AI (Historical)	Transaction Accounting Adjustments	Note 6	Pro Forma Combined
Sales, net	$5,939,008	$—	$—		$5,939,008
Cost of sales	19,137,380	—	422,200	(aa)	19,559,580
Gross loss	(13,198,372)	—	(422,200)		(13,620,572)

Operating expenses
General and administrative expenses	11,071,013	48,034	1,689,900	(bb)	12,808,947
Consulting expenses	65,261	—	—		65,261
Research and development expenses	731,808	—	—		731,808
Sales and marketing expenses	210,876	5,611	—		216,487
Goodwill impairment	10,103,048	—	—		10,103,048
Impairment of intangible assets	3,300,801	—	—		3,300,801
Total operating expenses	25,482,807	53,645	1,689,900		27,226,352

Loss from operations	(38,681,179)	(53,645)	(2,112,100)		(40,846,924)

Other income (expense)
Interest income, net	33,320	—	—		33,320
Loss on conversions and changes in fair value of Company convertible notes	(461,019)	—	—		(461,019)
Other expense	(18,108)	—	—		(18,108)
Total other expense, net	(445,807)	—	—		(445,807)

Loss before income taxes	(39,126,986)	(53,645)	(2,112,100)		(41,292,731)

Income tax (expense)/benefit	—	(800)	443,541	(cc)	442,741

Net loss	$(39,126,986)	$(54,445)	$(1,668,559)		$(40,849,990)

Net loss per share, basic and diluted	(11.54)	(0.01)		(dd)	(6.98)
Weighted-average number of shares used to compute net loss per share, basic and diluted	3,391,670	10,000,000			5,852,021

See accompanying notes to the unaudited pro forma condensed combined financial information.

(1)	Derived from the historical audited consolidated statement of operations of the Company for the year ended December 31, 2025.
(2)	Derived from the historical audited statement of operations of Legacy Azio AI for the period from October 7, 2025 (inception) to December 31, 2025.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2026

	(1) Company (Historical)	(2) Legacy Azio AI (Historical)	Transaction Accounting Adjustments	Note 7	Pro Forma Combined
Sales, net	$4,911,508	$232,800	$(232,800)	(aaa)	$4,911,508
Cost of sales	5,028,791	210,817	(209,795)	(aaa)	5,240,913
			211,100	(bbb)
Gross profit (loss)	(117,283)	21,983	(234,105)		(329,405)

Operating expenses
General and administrative expenses	9,338,866	3,657,797	844,950	(ccc)	13,841,613
Research and development expenses	22,000	—	—		22,000
Sales and marketing expenses	30,000	54,960	—		84,960
Total operating expenses	9,390,866	3,712,757	844,950		13,948,573

Loss from operations	(9,508,149)	(3,690,774)	(1,079,055)		(14,277,978)

Other income (expense)
Interest income (expense), net	50	(2,308)	—		(2,258)
Loss on fair value adjustment of Convertible Notes	—	(97,294)	—		(97,294)
Loss on conversions and changes in fair value of Company convertible notes	(1,000,627)	—	—		(1,000,627)
Other (expense)/income	(115,613)	25,000	—		(90,613)
Total other expense, net	(1,116,190)	(74,602)	—		(1,190,792)

Loss before income taxes	(10,624,339)	(3,765,376)	(1,079,055)		(15,468,770)

Income tax (expense)/benefit	—	(400)	221,771	(ddd)	221,371

Net loss	$(10,624,339)	$(3,765,776)	$(857,284)		$(15,247,399)

Net loss per share, basic and diluted	(0.78)	(0.38)		(eee)	(0.95)
Weighted-average number of shares used to compute net loss per share, basic and diluted	13,644,579	10,000,000			16,104,930

See accompanying notes to the unaudited pro forma condensed combined financial information.

(1)	Derived from the historical unaudited condensed consolidated statement of operations of the Company for the six months ended June 30, 2026.
(2)	Derived from the historical unaudited condensed statement of operations of Legacy Azio AI for the six months ended June 30, 2026.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 — Description of the Transactions and the Merger Agreement

On July 2, 2026, the Company completed its previously announced acquisition of Legacy Azio AI, pursuant to that certain Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), by and among (i) Legacy Azio AI, (ii) the Company, (iii) EV-AZ Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“First Merger Sub”), and (iv) Azio AI, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Second Merger Sub”).

Pursuant to the Merger Agreement, (i) First Merger Sub merged with and into Legacy Azio AI, pursuant to which Legacy Azio AI was the surviving corporation and became a wholly owned subsidiary of the Company (the “First Merger”) and (ii) immediately following the effective time of the First Merger (the “First Effective Time”), the surviving corporation of the First Merger merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity (the “Surviving Entity”) and became a wholly owned subsidiary of the Company (the “Second Merger” and, together with the First Merger, the “Mergers” and such effective time, the “Second Effective Time”).

At the closing of the transactions contemplated by the Merger Agreement (the “Transactions” and such closing, the “Closing”), all outstanding shares of Legacy Azio AI common stock were exchanged for consideration consisting of shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) and the Company’s Series A Non-Voting Convertible Preferred Stock, par value $0.00001 per share (the “Series A Preferred Stock”). As a result of the Mergers, Legacy Azio AI became a wholly owned subsidiary of the Company.

Effective as of July 9, 2026, the Company filed an amendment to its Amended and Restated Certificate of Incorporation to change its name to “Azio AI Holdings, Inc.” and its Common Stock began trading under the symbol “AZIO” on the Nasdaq Capital Market effective as of July 13, 2026.

Note 2 — Basis of Presentation and Accounting Policies

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended by the final rule, Release No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses. Release No. 33-10786 replaces the prior pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and to present reasonably estimable synergies and other transaction effects (“Management’s Adjustments”). The Company has elected not to present Management’s Adjustments and has included only Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not necessarily reflect what the Company’s financial position or results of operations would have been had the Transactions been completed on the dates assumed, nor is it necessarily indicative of the Company’s future financial condition or results of operations. The Company’s actual results may differ from the pro forma amounts presented.

The unaudited pro forma condensed combined financial information is based on the assumptions and adjustments made by the Company that are described in the accompanying notes. Accordingly, the pro forma adjustments are preliminary, subject to further revision as additional information becomes available and additional analyses are performed and have been made solely for the purpose of providing unaudited pro forma condensed combined financial information.

During preparation of the unaudited pro forma condensed combined financial information, the Company performed a preliminary analysis of Legacy Azio AI’s accounting policies and is not aware of any material differences between Legacy Azio AI’s accounting policies and the Company’s accounting policies, and accordingly, this unaudited pro forma condensed combined financial information assumes no material differences in accounting policies.

The unaudited pro forma condensed combined balance sheet as of June 30, 2026, gives effect to the Mergers and related Transactions as if they had occurred on June 30, 2026. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025, and six months ended June 30, 2026, give effect to the Mergers and related Transactions as if they had occurred on January 1, 2025, the beginning of the earliest period presented.

The unaudited pro forma condensed combined financial information has been derived from, and should be read in conjunction with, the historical financial statements and related notes of the Company and Legacy Azio AI included elsewhere. The historical financial statements of the Company and Legacy Azio AI have been prepared in accordance with U.S. generally accepted accounting principles.

Note 3 — Accounting for the Business Combination

The unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting and is based on the historical financial statements of the Company and Legacy Azio AI.

The acquisition of Legacy Azio AI was accounted for under the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 805, Business Combinations (“ASC 805”) and the Company was determined to be the acquirer for accounting purposes and has therefore estimated the fair value of Legacy Azio AI’s assets acquired and liabilities assumed which uses the fair value concepts defined in ASC 820, Fair Value Measurement (“ASC 820”).

The Company determined that the Company was the acquirer of Legacy Azio AI under ASC 805 due to the following:

●

Relative voting rights at the Closing: Legacy Azio AI stockholders are expected to hold approximately 14.4% of the outstanding shares of Common Stock immediately following the Closing, while the Company stockholders, including vested and exercisable warrants, are expected to hold approximately 85.6% of the outstanding shares of Common Stock immediately following the Closing. Accordingly, the Company stockholders retain a substantial majority of the voting rights immediately following the Closing, favoring the Company as the accounting acquirer.

●

Relative size and operational scale: The Company reported approximately $15.6 million of total assets and $4.9 million of revenue for the six months ended June 30, 2026, compared to $0.7 million of total assets and $0.2 million of revenue for Legacy Azio AI for the six months ended June 30, 2026. Similarly, the Company reported approximately $5.9 million of revenue for the year ended December 31, 2025, compared to no revenue for Legacy Azio AI for the period from October 7, 2025 (inception) to December 31, 2025, as Legacy Azio AI was newly incorporated on October 7, 2025. Accordingly, the Company was significantly larger based on assets, revenues, and operating scale, favoring the Company as the accounting acquirer.

●

Although the Merger Agreement provides for the appointment of five additional executive officers, only one of which would replace an existing executive officer in the position of CEO, Legacy Azio AI was only entitled to appoint one director to the Company’s board of directors, consisting of four current directors immediately prior to the Closing. Therefore, immediately following the Closing, the Company’s board of directors was comprised of a majority of incumbent directors, and the stockholders of the Company have the authority to remove or appoint directors at and post-Closing.

●

However, the Company filed a Current Report on Form 8-K on August 28, 2026, whereby four of the Azio AI Officers (including Simon Yu, David Shiue, Gary Chen, and Jenny Yang) were removed as officers of the Company by the board of directors of the Company effective as of August 27, 2026, pending stockholder approval and approval of the Company’s Nasdaq initial listing application. Chris Young from Azio AI would still continue to serve as the Chief Executive Officer of the Company.

●	Other factors, including the Company remaining the legal acquirer, the Nasdaq-listed public company, and the U.S. Securities and Exchange Commission registrant.

The Company determined that the future conversion of the Series A Preferred Stock, if approved by the Company’s stockholders, was an independent event based on it being outside of the control of the Company and therefore substantive. The stockholders required to vote for the conversion of the Series A Preferred Stock under the terms of the support agreements signed by the officers and directors of the Company at the Closing do not hold a majority of the Common Stock and own approximately 1.9% of the outstanding shares of Common Stock immediately before the Closing and hence cannot unilaterally approve the conversion of the Series A Preferred Stock. The Legacy Azio AI stockholders who will become stockholders of the Company after the Closing do not have the right to vote on the stockholder approval required for conversion of the Series A Preferred Stock.

The Company evaluates acquisitions of assets and other similar transactions to assess whether or not the transaction should be accounted for as a business combination or asset acquisition by first applying a screen test to determine whether substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or group of similar identifiable assets. If so, the transaction is accounted for as an asset acquisition. If not, further determination is required as to whether or not the Company has acquired inputs and processes that have the ability to create outputs, which would meet the definition of a business. Significant judgment is required in the application of the screen test to determine whether an acquisition is a business combination or an acquisition of assets.

The Company concluded that the arrangement meets the definition of a business combination, as substantially all of the fair value of the gross assets acquired is not concentrated in a single identifiable asset and Legacy Azio AI meets the definition of business as the set includes inputs and processes that have the ability to create outputs.

ASC 805 requires, among other things, that most assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date. In addition, ASC 805 requires that the consideration transferred be measured at the date the acquisition is completed at the then-current fair value.

ASC 820 defines the term “fair value,” sets forth the valuation requirements for any asset or liability measured at fair value, expands related disclosure requirements, and specifies a hierarchy of valuation techniques based on the nature of the inputs used to develop the fair value measures. Fair value is defined in ASC 820 as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” This is an exit price concept for the valuation of the asset or liability. In addition, market participants are assumed to be buyers and sellers in the principal (or the most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by these market participants. As a result of these standards, the Company may be required to value assets at fair value measures that do not reflect the Company’s intended use of those assets. Many of these fair value measurements can be highly subjective, and it is possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

Under the acquisition method of accounting, the assets acquired and liabilities assumed are recorded, as of the completion of the acquisition, primarily at their respective fair values, with the excess of the purchase consideration over the fair value of Legacy Azio AI’s net assets allocated to goodwill, if any, and added to those of the Company.

Financial statements and reported results of operations of the Company issued after the Closing will reflect these values and will not be retroactively restated to reflect the historical financial position or results of operations of Legacy Azio AI. The pro forma allocation of the purchase price reflected in the unaudited pro forma condensed combined financial information is preliminary and thus subject to adjustment and may vary materially from the final purchase price allocation that will be completed within the measurement period, but in no event later than one year following the Closing.

Under ASC 805, acquisition-related transaction costs (e.g., advisory, legal, and other professional fees) are not included as a component of consideration transferred but are accounted for as expenses in the periods in which such costs are incurred.

Note 4 — Estimated Consideration and Preliminary Purchase Price Allocation

Estimated Consideration

The preliminary fair value of the total consideration is comprised of the following components:

Common Stock consideration, 2,460,351 shares issued at a fair value of $1.67 per share	$4,108,786
Series A Preferred Stock consideration, 973,450 shares issued	13,591,000
Deferred revenue representing a deposit paid by the Company	4,033,230
Total consideration	$21,733,016

The preliminary fair value of the consideration transferred was calculated based on the following assumptions:

●

Common Stock consideration (the “Common Stock Consideration”): Issuance of 2,460,351 shares of Common Stock to the equity holders of Legacy Azio AI and the closing stock price of the Common Stock on the Nasdaq Capital Market on July 2, 2026, which was $1.67 per share.

●

Series A Preferred Stock consideration (the “Preferred Stock Consideration”): Issuance of 973,450 shares of Series A Preferred Stock to the equity holders of Legacy Azio AI. Each share of Series A Preferred Stock issued as consideration is convertible into 100 shares of Common Stock, subject to stockholder approval. As management does not hold sufficient voting power to unilaterally influence the outcome of the stockholder approval process, the Company has adopted a probabilistic approach for determining the fair value of the Series A Preferred Stock that considers both conversion and non-conversion scenarios.

Under the scenario wherein the affirmative approval from stockholders is received, each share of Series A Preferred Stock is assumed to be converted into 100 shares of Common Stock. The fair value of the Preferred Stock Consideration is determined based on the diluted, per-share value of the Common Stock equal to $0.19, reflecting the increased number of shares outstanding following conversion. The probability assigned to an affirmative approval from stockholders is 70%.

Under the scenario wherein the affirmative approval from stockholders is not received, the shares of Series A Preferred Stock are assumed to remain outstanding in their existing form. Accordingly, the fair value of the Preferred Stock Consideration is determined by multiplying the number of shares of Series A Preferred Stock issued as of the valuation date by the per-share value of the Common Stock of $1.67 as of the valuation date, discounted for the lack of marketability at 20% and lack of voting rights at 3%, as these are the primary differences between the Series A Preferred Stock and the Common Stock under the Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock filed with the Secretary of State of the State of Delaware on July 2, 2026. The probability assigned to an affirmative approval not being received from stockholders is 30%.

●

Deferred revenue: As the deferred revenue represents a deposit paid by the Company, it has been added back to the purchase consideration in accordance with the accounting guidance on the settlement of pre-existing relationships in a business combination.

Preliminary Purchase Price Allocation

The Company recorded the assets acquired and liabilities assumed as of the date of the Closing based on the information available at that date.

Consideration
Common stock consideration	$4,108,786
Preferred stock consideration	13,591,000
Deferred revenue representing a deposit paid by the Company	4,033,230
Fair value of total consideration transferred	$21,733,016

Recognized amounts of identifiable assets acquired and liabilities assumed
Cash and cash equivalents	$102,081
Inventory	291,498
Intangibles	19,010,000
Other current assets	232,500
Prepaid expenses	40,000
Accounts payable	(102,268)
Deferred tax liability	(3,992,100)
Short-term debt	(100,000)
Other current liabilities	(1,200)
Convertible Notes	(249,602)
Total identifiable net assets	15,230,909

Goodwill	$6,502,107

Working capital accounts were valued at their respective carrying amounts because the Company believes that these amounts approximate the current fair values. The preliminary estimate of the fair value of the identifiable intangible assets (customer contract and supplier relationship) was determined by the Company with the assistance of a third-party valuation expert.

The customer contract was preliminarily valued using the income approach, specifically the multi-period excess earnings method. The valuation was based on projected cash flows expected to be generated from the acquired customer agreement. Significant assumptions utilized in the valuation included projected contracted capacity deployment, expected revenue and operating margins, and a discount rate of approximately 29%. The customer contract intangible asset was assigned an estimated useful life of approximately 10 years based on the period over which the underlying contract is expected to generate economic benefits.

Supplier relationships were preliminarily valued using the income approach, specifically the with-and-without method. The valuation reflects the economic benefits derived from established relationships and reseller authorizations with key hardware suppliers that provide access to GPU servers and related AI infrastructure products. Significant assumptions utilized in the valuation included projected hardware distribution revenues, expected reseller margins, the anticipated decline in benefits from the existing supplier base over time, and a discount rate of approximately 32%. The supplier relationship intangible asset was assigned an estimated useful life of approximately five years based on the expected duration of the economic benefits associated with these relationships.

The above allocation of the purchase price is based upon certain valuations and other analyses that have not been completed as of the date of this filing. Any changes in the estimated fair values of the net assets recorded for the Transactions upon the finalization of more detailed analyses of the facts and circumstances that existed at the date of the Closing will change the allocation of the purchase price. As such, the purchase price allocation for the Transactions is a preliminary estimate, which is subject to change within the measurement period. Any increase or decrease in the fair value of Legacy Azio AI’s tangible and identifiable intangible assets and liabilities as compared with the information shown herein would also change the portion of the purchase price allocable to goodwill.

The goodwill recorded related to the Transactions is the excess of the fair value of consideration transferred by the Company over the fair value of the net identifiable assets and liabilities assumed at the date of the Closing.

Note 5 — Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2026

The pro forma adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:

(a)

Represents elimination of profit included in property and equipment as a result of intercompany sales. This adjustment relates to cryptocurrency mining and related infrastructure equipment purchased by the Company from Legacy Azio AI prior to the Closing. Because Legacy Azio AI became a wholly owned subsidiary of the Company upon the Closing, the sale represents an intercompany transaction in the combined entity and must be eliminated in consolidation, including any intercompany profit included in the Company’s property and equipment.

(b)

Represents elimination of deferred revenue and property and equipment as a result of intercompany sales. This adjustment relates to elimination of an advance paid by the Company to Legacy Azio AI for cryptocurrency mining and related infrastructure equipment. Because Legacy Azio AI became a wholly owned subsidiary of the Company upon the Closing, the advance payment is an intercompany transaction for the combined entity and must be eliminated in consolidation, including the deferred revenue recognized by Legacy Azio AI and the construction in progress included in the Company’s property and equipment.

(c)

Represents adjustments to the assets acquired and liabilities assumed in accordance with the preliminary estimated purchase price described in Note 4, including an adjustment to intangible assets (customer contract and supplier relationship) that are expected to be recorded in connection with the Transactions.

(d)

Represents the recognition of goodwill on account of the Transactions. Goodwill represents the excess of the fair value of consideration transferred by the Company over the fair value of the net identifiable assets and liabilities assumed at the date of the Closing.

(e)

Represents tax adjustment for the preliminary assignment of the purchase price that resulted in the recognition of deferred tax liabilities primarily related to the fair value adjustments of acquired intangible assets.

(f)	Represents the issuance of 973,450 shares of Series A Preferred Stock upon the Closing.

(g)	Represents the issuance of 2,460,351 shares of Common Stock upon the Closing.

(h)	Represents the elimination of Legacy Azio AI’s historical equity balances.

Note 6 — Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2025

The pro forma adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:

(aa)	Represents an adjustment for the amortization of supplier relationship intangible asset, calculated by using the straight-line method over a 5-year estimated useful life.

(bb)	Represents an adjustment for the amortization of customer contract intangible asset, calculated by using the straight-line method over a 10-year estimated useful life.

(cc)	Represents an adjustment for the reversal of the deferred tax liability related to the fair value adjustments of acquired intangible assets.

(dd)	Represents the basic and diluted pro forma net loss per share based on the weighted-average number of shares of Common Stock outstanding for the period presented. See Note 8 - Earnings per share.

Note 7 — Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations for the Six months ended June 30, 2026

The pro forma adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:

(aaa)

Represents elimination of intercompany sales and cost of sales. This adjustment relates to cryptocurrency mining and related infrastructure equipment purchased by the Company from Legacy Azio AI. Because Legacy Azio AI became a wholly owned subsidiary of the Company upon the Closing, the sale represents an intercompany transaction in the combined entity and must be eliminated in consolidation, including any related revenue and related cost of revenue.

(bbb)	Represents an adjustment for the amortization of supplier relationship intangible asset, calculated by using the straight-line method over a 5-year estimated useful life.

(ccc)	Represents an adjustment for the amortization of customer contract intangible asset, calculated by using the straight-line method over a 10-year estimated useful life.

(ddd)	Represents an adjustment for the reversal of the deferred tax liability related to the fair value adjustments of acquired intangible assets.

(eee)	Represents the basic and diluted pro forma net loss per share based on the weighted-average number of shares of Common Stock outstanding for the period presented. See Note 8 - Earnings per share.

Note 8 — Earnings per share

For the unaudited pro forma condensed combined statements of operations, the Mergers and related Transactions are being reflected as if such transactions had occurred as of January 1, 2025. The weighted-average shares outstanding for the pro forma basic and diluted net loss per share assumes that the shares issuable relating to the Mergers and related Transactions have been outstanding for the entire year ended December 31, 2025, and six months ended June 30, 2026.

The pro forma net loss per share for the year ended December 31, 2025, and for the six months ended June 30, 2026, is as follows:

	Year ended December 31, 2025	Six months ended June 30, 2026
Pro forma net loss	$(40,849,990)	$(15,247,399)
Weighted-average number of shares outstanding used to compute pro forma net loss per share, basic and diluted	5,852,021	16,104,930
Pro forma net loss per share, basic and diluted	$(6.98)	$(0.95)

Weighted-average number of shares outstanding used to compute pro forma net loss per share, basic and diluted:
Company historical weighted-average shares outstanding	3,391,670	13,644,579
Shares issued in connection with the acquisition	2,460,351	2,460,351
Total weighted-average shares outstanding used to compute pro forma net loss, basic and diluted	5,852,021	16,104,930

The following outstanding shares of Common Stock equivalents were excluded from the computation of pro forma diluted net loss per share because including them would have had an anti-dilutive effect for the year ended December 31, 2025, and for the six months ended June 30, 2026:

	Year ended December 31, 2025	Six months ended June 30, 2026
Series A Preferred Stock	97,345,000	97,345,000
Convertible Notes	329,637	329,637
Historical Company stock options	977,250	2,051,835
Historical Company warrants	147,039	51,205
Total	98,798,926	99,777,677

Appendix B

AUDITED FINANCIAL STATEMENTS OF AZIO AI CORPORATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Azio AI Corporation

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Azio AI Corporation (the Company) as of December 31, 2025, and the related statement of income, stockholders’ equity, and cash flows for the period from inception (October 7, 2025) through December 31, 2025, and the related notes and schedules (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025, and the results of its operations and its cash flows for the period from inception (October 7, 2025) through December 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt About the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding these matters are also described in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2026.

Diamond Bar, California

September 15, 2026

AZIO AI CORPORATION
BALANCE SHEET
DECEMBER 31, 2025

ASSETS
Current assets
Cash	$1,000
Total current assets	1,000
TOTAL ASSETS	$1,000

LIABILITIES AND SHAREHOLDER’S DEFICIT
Current liabilities
Accounts payable and accrued liabilities	$21,055
Accrued expenses, related party	8,867
Loan from related party	1,000
Due to related parties	23,723
Income tax payable	800
Total current liabilities	55,445
TOTAL LIABILITIES	55,445

COMMITMENTS AND CONTINGENCIES (NOTE 6)

Shareholder's Deficit
Preferred stock, 10,000,000 shares authorized, $0.00001 par value per share, none issued and outstanding as of December 31, 2025	-
Common stock, 100,000,000 shares authorized, $0.00001 par value per share, 10,000,000 shares issued and outstanding as of December 31, 2025	100
Additional paid-in-capital	-
Accumulated deficit	(54,545)
TOTAL SHAREHOLDER’S DEFICIT	(54,445)
TOTAL LIABILITIES AND SHAREHOLDER'S DEFICIT	$1,000

*Adjusted for par value change and 1,000-for-1 forward stock split. Refer Note 3 for details.

The accompanying notes are an integral part of these financial statements.

AZIO AI CORPORATION
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 7, 2025 (INCEPTION) THROUGH DECEMBER 31, 2025

Operating Expenses
General and administrative expenses	$48,034
Sales and marketing expenses	5,611
Loss before provision for income taxes	$(53,645)

Provision for income taxes	(800)

Net loss	$(54,445)

Weighted average common stock outstanding, basic and diluted	10,000,000
Net loss per common share, basic and diluted	$(0.01)

The accompanying notes are an integral part of these financial statements.

AZIO AI CORPORATION
STATEMENT OF CHANGES IN SHAREHOLDERS’ DEFICIT
FOR THE PERIOD FROM OCTOBER 7, 2025 (INCEPTION) THROUGH DECEMBER 31, 2025

	Preferred Stock		Common Stock		Additional paid- in-capital	Accumulated Deficit	Total Shareholder’s Deficit
	Shares	Amount	Shares	Amount
Balance, October 7, 2025 (inception)	-	$-	-	$-	$-	$-	$-
Issuance of common stock*	-	-	10,000,000	100	(100)	-	-
Net loss	-	-	-	-	-	(54,445)	(54,445)
Reclassification of negative additional paid-in capital	-	-	-	-	100	(100)	-
Balance, December 31, 2025	-	$-	10,000,000	$100	$-	$(54,545)	$(54,445)

*Adjusted for par value change and 1,000-for-1 forward stock split. Refer Note 3 for details.

The accompanying notes are an integral part of these financial statements.

AZIO AI CORPORATION
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM OCTOBER 7, 2025 (INCEPTION) THROUGH DECEMBER 31, 2025

Cash flows used in operating activities
Net loss	$(54,445)
Changes in operating assets and liabilities:
Accounts payable and accrued liabilities	21,055
Accrued expenses, related party	8,867
Income tax payable	800
Net cash used in operating activities	(23,723)

Cash flows from financing activities
Proceeds from related party advances	1,000
Due to related parties	23,723
Net Cash provided by financing activities	24,723

Net change in cash	1,000
Cash, beginning of period	-
Cash, end of period	$1,000

Supplemental disclosure of cash flow information
Cash paid for interest	$-
Cash paid for income taxes	$-

The accompanying notes are an integral part of these financial statements.

AZIO AI CORPORATION
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM OCTOBER 7, 2025 (INCEPTION) THROUGH DECEMBER 31, 2025

Note 1 — Description of Organization and Business Operation

Azio AI Corporation (“Azio AI” or the “Company”), a Delaware corporation, was incorporated on October 7, 2025, and is a supplier, distributor and integrator of artificial intelligence graphics processing units (AI GPUs), AI infrastructure solutions, and digital-asset mining infrastructure solutions. The Company’s offerings include OEM server modules that consist of AI GPUs, immersion-cooled and hydro-cooled Bitcoin mining hardware and related consumables, transformers and electrical power-distribution equipment, containerized and modular systems, satellite connectivity equipment and services, and other supporting infrastructure solutions. In addition to equipment supply, the Company coordinates site preparation, installation, testing, commissioning, and related services required to deploy customer AI compute and mining operations. Through December 31, 2025, the Company was in its start-up stage, had devoted substantially all of its efforts to organizational and infrastructure-development activities, and had not commenced revenue-generating operations.

Note 2 — Liquidity and Capital Resources

The Company reported a net loss of $54,445 for the period from October 7, 2025 (inception) through December 31, 2025. As of December 31, 2025, the Company had an aggregate cash balance of $1,000 and accumulated deficit of $54,545.

In July 2026, the Company entered into a merger agreement with Envirotech Vehicles, Inc. (“EVTV”), pursuant to which the companies will combine through a two-step merger transaction. Upon completion of the transaction, Azio AI’s business and operations will be held within a wholly owned subsidiary of EVTV, and EVTV will remain the publicly traded parent company of the combined organization. While the merger is expected to strengthen the Company’s long-term strategic and operational position, the transaction is not expected to provide sufficient near-term liquidity to fund the Company’s operating requirements for the twelve months following the issuance of these financial statements. The Company will continue to require additional capital prior to and following the merger closing to support ongoing operations.

Management is actively pursuing additional financing arrangements to address these liquidity needs and currently expects to obtain additional capital through equity financing. The Company’s future capital requirements will depend on a number of factors, including the timing and completion of the proposed merger transaction and the level of resources required to support planned operations. However, there can be no assurance that additional financing will be available on acceptable terms, or at all. If the Company is unable to obtain additional capital when needed, it may be required to delay, reduce, or eliminate certain operating activities and strategic initiatives.

As a result of the Company’s recurring operating losses, limited cash resources, and need for additional financing to fund its operations and capital requirements, substantial doubt exists regarding the Company’s ability to continue as a going concern through the twelve months from the date these financial statements are issued. Management’s plans to mitigate these conditions include raising additional capital and completing the proposed merger with EVTV; however, these plans have not alleviated the substantial doubt as there can be no assurance they will be successfully implemented or that sufficient funding will be obtained.

These financial statements do not include any adjustments relating to the recoverability or classification of assets or the amounts and classification of liabilities that may be necessary should the Company be unable to continue as a going concern.

Note 3 — Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), expressed in U.S. dollars. The accompanying financial statements reflect all adjustments including normal recurring adjustments, which, in the opinion of the Company’s management, are necessary to present fairly the financial position, results of operations, and cash flows for the period presented in accordance with U.S. GAAP. References to U.S. GAAP issued by the Financial Accounting Standards Board (“FASB”) in these accompanying notes to the financial statements are to the FASB Accounting Standards Codification (“ASC”). The financial statements have been prepared assuming the Company will continue as a going concern.

AZIO AI CORPORATION
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM OCTOBER 7, 2025 (INCEPTION) THROUGH DECEMBER 31, 2025

Forward stock split

The Company amended its Certificate of Incorporation to increase the authorized common shares from 10,000 to 100,000,000 and reduce the par value from $0.0001 to $0.00001 per share. The amendment also authorized 10,000,000 shares of preferred stock, which had not previously been authorized.

In connection with the amendment, on February 10, 2026, the Company effected a forward split of its issued and outstanding shares of common stock at a ratio of 1,000-for-1. As a result of the forward stock split, each issued and outstanding share of the Company’s common stock prior to the effective time of the forward stock split are split into 1,000 shares of common stock and the total number of issued and outstanding shares of common stock increases from 10,000 shares to 10,000,000 shares.

While the par value change and forward stock split occurred subsequent to the period ended December 31, 2025, all common stock and preferred stock share quantities, prices, and par values contained in these financial statements and accompanying notes have been adjusted to reflect the impact of the par value change and forward stock split as though it had occurred in all periods presented. Accordingly, an amount equal to the par value of the increased shares resulting from the par value change and forward stock split was reclassified from additional paid-in-capital to common stock.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Making estimates requires management to exercise significant judgment. Such estimates may be subject to change as more current information becomes available and accordingly the actual results could differ significantly from those estimates. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. The Company evaluates its estimates on an ongoing basis and makes revisions to these estimates.

Segment Information

The Company identifies operating segments as components of the enterprise for which discrete financial information is available and is regularly reviewed by the chief operating decision maker (“CODM”) to allocate resources and assess performance. The Company operates as a single operating and reportable segment. See Note 8 — Segment Reporting for further information.

Cash

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. As of December 31, 2025, there was a cash balance of $1,000. The Company did not have any cash equivalents as of December 31, 2025.

Credit Risk and Major Customers/Supplier Concentration

Financial instruments potentially subject the Company to credit risk concentrations consisting of cash. The Company maintains all its cash in commercial depository accounts, insured by the Federal Deposit Insurance Corporation. At times, cash deposits may exceed federally insured limits. Any loss incurred or lack of access to such funds could have an adverse impact on the Company’s financial condition, results of operations, and cash flows.

Fair Value Measurements

The Company accounts for certain assets and liabilities at fair value in accordance with ASC 820, Fair Value Measurement. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

AZIO AI CORPORATION
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM OCTOBER 7, 2025 (INCEPTION) THROUGH DECEMBER 31, 2025

ASC 820 establishes a three-level hierarchy for fair value measurements based on the transparency of inputs used in the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities in active markets or inputs that are observable for substantially the full term of the asset or liability.

Level 3 — Unobservable inputs supported by little or no market activity and reflecting the Company’s own assumptions about the assumptions market participants would use.

The carrying amounts of cash, accounts payable and income tax payable approximate fair value due to their short-term nature. As of December 31, 2025, the Company did not have any assets or liabilities measured at fair value on a recurring basis.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC Topic 740, Income Taxes (“ASC 740”), which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and the measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. The Company is currently not aware of any issues under review that could result in significant payments, accruals, or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Net Loss per Share

Basic net loss per share is computed by dividing net loss by the weighted average number of common shares outstanding during the reporting period. Diluted net loss per share is computed similar to basic net loss per share except that the denominator is increased to include the number of additional common stock that would have been outstanding if the potential common stock equivalents had been issued and if the additional common stock were dilutive.

For the period from October 7, 2025 (inception) through December 31, 2025, the Company’s diluted weighted-average common stock outstanding is equal to the basic weighted-average common stock, as there were no potentially dilutive securities currently issued and outstanding during the period.

For the period from October 7, 2025 (inception) through December 31, 2025
Net loss	$(54,445)
Weighted-average number of common shares outstanding – Basic and diluted	10,000,000
Basic and diluted loss per share	$(0.01)

AZIO AI CORPORATION
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM OCTOBER 7, 2025 (INCEPTION) THROUGH DECEMBER 31, 2025

Recent Accounting Pronouncements:

Recent Accounting Pronouncements, not yet adopted:

ASU 2024-03, “Disaggregation of Income Statement Expenses (“DISE”)” (“ASU 2024-03”) requires disclosures about specific types of expenses included in the expense captions presented on the face of the income statement as well as disclosure about selling expenses. ASU 2024-03 is effective for fiscal years beginning after December 15, 2027, with early adoption permitted. The Company is currently evaluating the impact of this ASU on its financial statements and disclosures.

There are no new recently issued accounting standards that will have a material impact on the Company’s financial statements. The Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

Recent Accounting Standards Adopted by the Company

ASU 2023-09: In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which requires entities to expand their existing income tax disclosures, specifically related to the rate reconciliation and income taxes paid. The standard is effective for the Company beginning in fiscal year 2025. The Company adopted the standard from the incorporation date. Refer to Note 7—Income Taxes for additional information.

Note 4 — Related party transactions

Loan from related party

During the period ended December 31, 2025, a member of the Company’s Board of Directors, advanced $1,000 to the Company. As of December 31, 2025, the outstanding balance due to the director was $1,000. The advance was non-interest bearing, unsecured, and payable on demand.

Due to related parties

During the period ended December 31, 2025, directors of the company made payments on behalf of the Company totaling $23,723. As of December 31, 2025, the outstanding balance due to the directors was $23,723.

Accrued expenses, related party

As of December 31, 2025, accrued expenses payable to related party was $8,867. Accrued expenses, related party include obligations for goods and services received but not yet invoiced or paid as of the reporting date.

Note 5 — Equity

Common Stock

The Company is authorized to issue 100,000,000 shares of common stock at par value $0.00001 each. At December 31, 2025, there were 10,000,000 shares of common stock issued and outstanding.

AZIO AI CORPORATION
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM OCTOBER 7, 2025 (INCEPTION) THROUGH DECEMBER 31, 2025

Voting

Holders of common stock are entitled to one vote for each share of common stock held on all matters submitted to a vote of shareholders. Holders may vote either in person or by proxy. Except as otherwise required by law or as provided in the Certificate of Incorporation, each share of common stock carries identical voting rights.

Dividends

Subject to the preferential rights of any outstanding preferred stock, holders of common stock are entitled to receive such cash dividends as may be declared by the Board of Directors from time to time out of funds legally available therefore. The Board of Directors may also declare stock dividends or other distributions payable in shares of common stock.

Liquidation

In the event of any liquidation, dissolution, or winding up of the Company, holders of common stock are entitled to share ratably in the net assets of the Company available for distribution to shareholders after payment of all liabilities and satisfaction of any preferential rights of holders of preferred stock.

Preferred Stock

The Company is authorized to issue 10,000,000 shares of preferred stock at par value $0.00001 each. At December 31, 2025, there were no shares of preferred stock issued and outstanding.

Voting

The voting powers, if any, of any series of preferred stock shall be determined by the Board of Directors at the time such series is designated. The Board of Directors may determine whether the voting powers are full, limited or otherwise restricted. Except as otherwise required by law or provided in the applicable certificate of designation, holders of preferred stock shall have such voting rights as established for the respective series.

Dividends

The Board of Directors may determine whether dividends on any series of preferred stock shall be cumulative or non-cumulative, the dividend rate or rates applicable to such series, and the dates and preferences of dividend payments. Any dividend rights of a series of preferred stock shall have such priority over other classes of capital stock as established by the Board of Directors.

Liquidation

Upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company, holders of any series of preferred stock shall be entitled to receive such liquidation preferences and distributions as may be fixed by the Board of Directors for such series prior to any distribution to holders of common stock, unless otherwise provided in the applicable certificate of designation.

Conversion

The Board of Directors may provide that shares of any series of preferred stock are convertible into or exchangeable for shares of common stock, another class or series of capital stock, or other securities of the Company or any other entity. The terms, conditions, rates and other determinants of such conversion or exchange shall be established by the Board of Directors at the time of designation of the applicable series.

Redemption

The Board of Directors may establish redemption provisions applicable to any series of preferred stock, including the redemption price or prices to be paid and the terms and conditions under which such shares may be redeemed.

AZIO AI CORPORATION
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM OCTOBER 7, 2025 (INCEPTION) THROUGH DECEMBER 31, 2025

Other Rights and Preferences

The Board of Directors is authorized, without further shareholder approval, to determine the number of shares constituting each series of preferred stock and to fix any additional rights, preferences, privileges, qualifications, limitations, restrictions, participation rights, optional rights, subscription rights, sinking fund provisions and other designations applicable to such series.

As of December 31, 2025, no shares of preferred stock were issued or outstanding.

Note 6— Commitments and Contingencies

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business. Management is currently not aware of any such legal proceedings or claims that could have, individually or in the aggregate, a material adverse effect on our business, financial condition, or operating results.

Note 7 — Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due. Deferred taxes relate to differences between the basis of assets and liabilities for financial and income tax reporting which will be either taxable or deductible when the assets or liabilities are recovered or settled.

The provision for income taxes consisted of the following:

For the period from October 7, 2025 (inception) to December 31, 2025,
Current income tax expense:
Federal	$-
State	800
Total current income tax expense	800

Deferred income tax expense:
Federal	-
State	-
Total deferred income tax expense	-

Provision for income taxes	$800

AZIO AI CORPORATION
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM OCTOBER 7, 2025 (INCEPTION) THROUGH DECEMBER 31, 2025

The reconciliation of taxes at the federal statutory rate to our provision for (benefit from) income taxes and rate reconciliation for the period from October 7, 2025 (inception) through December 31, 2025, was as follows:

	For the period from October 7, 2025 (inception) through December 31, 2025.
	Amount	Percentage
U.S. federal statutory tax rate	(11,266)	21.00%
State taxes, net of federal benefit	(3,170)	5.91
Changes in valuation allowances	15,236	(28.40)
Provision for income taxes	$800	(1.49)%

Cash paid for income taxes, net of refunds, during the period from October 7, 2025 (inception) through December 31, 2025, was as follows:

For the period from October 7, 2025 (inception) through December 31, 2025
Federal	$-
State	-
Foreign	-
Total cash paid for income taxes, net of refunds	$-

Deferred income tax reflects the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The categories that give rise to significant components of the deferred tax assets as of December 31, 2025, are as follows:

As of December 31, 2025
Deferred tax assets:
Net operating loss carryforwards	$15,236
Total deferred tax assets	15,236
Less: valuation allowance	(15,236)
Total deferred tax assets, net of valuation allowance	-
Net deferred tax assets (liabilities)	$-

The Company has evaluated the available evidence supporting the realization of its gross deferred tax assets, including the amount and timing of future taxable income, and has determined that it is more likely than not that the deferred tax assets will not be realized. Due to such uncertainties surrounding the realization of the deferred tax assets, the Company maintains a valuation allowance of $15,236 against its deferred tax assets as of December 31, 2025. Realization of the deferred tax assets will be primarily dependent upon the Company’s ability to generate sufficient taxable income prior to the expiration of its net operating losses.

AZIO AI CORPORATION
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM OCTOBER 7, 2025 (INCEPTION) THROUGH DECEMBER 31, 2025

The Company had a federal net operating loss carryforward of $54,445 as on December 31, 2025, which can be carried forward indefinitely. While these federal NOLs do not expire, the Tax Cuts & Jobs Act of 2017 limits the amount of federal net operating loss utilized each year after December 31, 2017, to 80% of taxable income. As of December 31, 2025, the Company has a state net operating loss carryforward of approximately $54,445. The state NOLs generated have various expiration rules and dates with the first amount of NOLs expiring in 2032.

The Company is subject to taxation in U.S. federal and state tax jurisdictions. All of the Company’s tax years will remain open for three years for examination by the federal and state tax authorities from the date of utilization of net operating loss. There are no active tax compliance audits as of December 31, 2025.

In accordance with ASC 740, Income Taxes, specifically related to uncertain tax positions, the Company is required to use a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company has determined that its income tax filing positions and deductions are more likely than not to be sustained upon examination, and accordingly, no reserves or related accruals for interest and penalties have been recorded as of December 31, 2025.

The Company believes that no material amount of the liabilities for uncertain tax positions are expected to reverse within 12 months of December 31, 2025.

As of December 31, 2025, the Company had not made any payments for federal or state income taxes.

Note 8 — Segment Reporting

The Company operates as a single operating segment. The Company’s CODM is the chief executive officer, who has ultimate responsibility for the operating performance of the Company and the allocation of resources. The CODM uses net loss as the primary measure to manage the business. As the Company is in the start-up phase, the CODM reviews general and administrative and sales and marketing expenses as a key component of operating results and cash usage to manage and forecast cash to ensure enough capital is available to achieve its business plan over the short-term period (i.e., less than a year). The CODM does not segment the business for internal reporting or decision making.

Net loss is also used to monitor budget versus actual results, and actual results compared against budget are used in assessing segment performance and establishing management compensation.

Significant segment expenses that are regularly provided to the CODM and included within the reported measure of segment profit or loss are sales and marketing and general and administrative expenses. The statement of operations reflects these significant segment expenses and other segment items for the period ended December 31, 2025.

The measure of segment assets is total assets, as reported on the balance sheet as of December 31, 2025.

The Company currently operates exclusively within the United States and has not commenced its operations.

Note 9 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date and through September 15, 2026, the date that the financial statements were available to be issued. Based upon this review, other than as described below, the Company did not identify any other subsequent events that would have required adjustment or disclosure in the financial statements.

AZIO AI CORPORATION
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM OCTOBER 7, 2025 (INCEPTION) THROUGH DECEMBER 31, 2025

Merger with Envirotech Vehicles

In July 2026, Azio AI entered into a merger agreement with Envirotech Vehicles, Inc. (“EVTV”), pursuant to which the companies combined through a two-step merger transaction. Upon completion of the transaction, Azio AI’s business and operations are being held within a wholly owned subsidiary of EVTV, and EVTV remained the publicly traded parent company of the combined organization. As consideration, holders of Azio AI common stock received an aggregate of 2,460,351 shares of EVTV common stock, subject to certain adjustments and limitations, and 973,450 shares of EVTV Series A Non-Voting Convertible preferred stock. Each preferred share is convertible into 100 shares of EVTV common stock, subject to shareholder approval and other applicable requirements. As a result, Azio AI shareholders received a minority voting interest at closing through the issuance of EVTV common stock, with a significant portion of the economic consideration represented by the non-voting convertible preferred stock.

Forward stock split

On February 10, 2026, the Company's Board of Directors and shareholders approved (i) a decrease in the par value of the Company's common stock from $0.0001 per share to $0.00001 per share (the “Par Value Change”), (ii) an increase in the authorized common shares from 10,000 shares to 100,000,000 shares and the authorization of 10,000,000 shares of preferred stock (the “Share Increase”), and (iii) a 1,000-for-1 forward stock split whereby each issued and outstanding share of common stock was exchanged for 1,000 shares of common stock (the “Forward Stock Split”, collectively with par value change and share increase referred as the “Recapitalization”). As of February 10, 2026, the Recapitalization are complete and effectuated. All share information included in the financial statements and notes thereto have been adjusted for the Recapitalization as if such Par Value Change, Forward Stock Split and Share Increase occurred on the first day of the first period presented. Refer Note 3 for additional information.

Appendix C

UNAUDITED CONDENSED FINANCIAL STATEMENTS OF AZIO AI CORPORATION

AZIO AI CORPORATION
CONDENSED BALANCE SHEETS
(Unaudited)

	June 30, 2026	December 31, 2025
ASSETS
Current assets
Cash	$102,081	$1,000
Inventory	291,498	-
Prepaid expenses	40,000	-
Advance to suppliers	232,500	-
Total current assets	666,079	1,000
TOTAL ASSETS	$666,079	$1,000

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities
Accounts payable and accrued liabilities	$102,268	$21,055
Accrued Expenses- related party	-	8,867
Deferred revenue	4,033,230	-
Loan from related party	100,000	1,000
Due to related parties	-	23,723
Income tax payable	1,200	800
Total current liabilities	4,236,698	55,445

Convertible Notes, net	249,602	-
TOTAL LIABILITIES	4,486,300	55,445

COMMITMENTS AND CONTINGENCIES (NOTE 6)

Shareholders' Deficit
Preferred stock, 10,000,000 shares authorized, $0.00001 par value per share, none issued and outstanding as of June 30, 2026 and December 31, 2025	-	-
Common stock, 100,000,000 shares authorized, $0.00001 par value per share, 10,000,000 shares issued and outstanding as of June 30, 2026 and December 31, 2025	100	100
Accumulated deficit	(3,820,321)	(54,545)
TOTAL SHAREHOLDERS' DEFICIT	(3,820,221)	(54,445)
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$666,079	$1,000

The accompanying notes are an integral part of these unaudited condensed financial statements.

AZIO AI CORPORATION
CONDENSED STATEMENT OF OPERATIONS

(Unaudited)

For the six months ended,
June 30, 2026,
Revenue	$232,800
Cost of revenue	210,817
Gross margin	21,983

Operating expenses
General and administrative expenses	3,657,797
Sales and marketing expenses	54,960
Total operating expenses	3,712,757

Net operating loss	(3,690,774)

Other income (expense)
Interest expense	(2,308)
Other income	25,000
Loss on fair value adjustment of convertible debt	(97,294)
Total other income (expense), net	(74,602)

Loss before provision for income taxes	(3,765,376)

Provision for income taxes	(400)

Net loss	$(3,765,776)

Weighted average common stock outstanding, basic and diluted	10,000,000
Net loss per common share, basic and diluted	$(0.38)

The accompanying notes are an integral part of these unaudited condensed financial statements.

AZIO AI CORPORATION
CONDENSED STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT
(Unaudited)

	Common Stock		Accumulated Deficit	Shareholders’ Deficit
	Shares	Amount
Balance, January 1, 2026	10,000,000	$100	$(54,545)	$(54,445)
Net loss	-	-	(1,732,250)	(1,732,250)
Balance, March 31, 2026	10,000,000	$100	$(1,786,795)	$(1,786,695)

Net loss	-	-	(2,033,526)	(2,033,526)
Balance, June 30, 2026	10,000,000	$100	$(3,820,321)	$(3,820,221)

The accompanying notes are an integral part of these unaudited condensed financial statements.

AZIO AI CORPORATION
CONDENSED STATEMENT OF CASH FLOW
(Unaudited)

For the six months ended,
June 30,2026
Cash flows used in operating activities
Net loss	$(3,765,776)

Adjustments to reconcile net loss to net cash used in operating activities:
Loss on fair value adjustment of convertible debt	97,294
Changes in operating assets and liabilities:
Inventory	(291,498)
Prepaid expenses	(40,000)
Advance to suppliers	(232,500)
Accounts payable and accrued liabilities	83,521
Accrued expenses, related party	(8,867)
Deferred Revenue	4,033,230
Income tax payable	400
Net cash used in operating activities	$(124,196)

Cash flows used in investing activities
Loans to related parties	(306,590)
Repayment of loans to related parties	306,590
Net cash used in investing activity	$-

Cash flows from financing activity
Proceeds from issuance of convertible debt	150,000
Proceeds of loan from related party	100,000
Repayment of loan from related party	(1,000)
Due to related parties	(23,723)
Net cash provided by financing activities	$225,277

Net change in cash	101,081
Cash, beginning of period	1,000
Cash, end of period	$102,081

Supplemental disclosure of cash flow information	-
Cash paid for interest	$-
Cash paid for income taxes	$-

The accompanying notes are an integral part of these unaudited condensed financial statements.

AZIO AI CORPORATION
NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS
FOR THE PERIOD FROM JANUARY 1, 2026 TO JUNE 30, 2026

Note 1 - Description of Organization and Business Operation

Azio AI Corporation (“Azio AI” or the “Company”), a Delaware corporation, was incorporated on October 7, 2025, and is a supplier, distributor and integrator of artificial intelligence graphics processing units (AI GPUs), AI infrastructure solutions, and digital-asset mining infrastructure solutions. The Company’s offerings include OEM server modules that consist of AI GPUs, immersion-cooled and hydro-cooled Bitcoin mining hardware and related consumables, transformers and electrical power-distribution equipment, containerized and modular systems, satellite connectivity equipment and services, and other supporting infrastructure solutions. In addition to equipment supply, the Company coordinates site preparation, installation, testing, commissioning, and related services required to deploy customer AI compute and mining operations.

Since commencing operations, the Company has focused on the deployment and commercialization of its digital-asset mining infrastructure solutions as well as developing its modular data center infrastructure.

Note 2 - Liquidity and Capital Resources

The Company reported a net loss of $3,765,776 for the six months ended June 30, 2026. As of June 30, 2026, the Company had an aggregate cash balance of $102,081 and accumulated deficit of $3,820,321.

In July 2026, the Company entered into a merger agreement with Envirotech Vehicles, Inc. (“EVTV”), pursuant to which the companies will combine through a two-step merger transaction. Upon completion of the transaction, Azio AI’s business and operations will be held within a wholly owned subsidiary of EVTV, and EVTV will remain the publicly traded parent company of the combined organization. While the merger is expected to strengthen the Company’s long-term strategic and operational position, the transaction is not expected to provide sufficient near-term liquidity to fund the Company’s operating requirements for the twelve months following the issuance of these financial statements. The Company will continue to require additional capital prior to and following the merger closing to support ongoing operations.

Management is actively pursuing additional financing arrangements to address these liquidity needs and currently expects to obtain additional capital through equity financing. The Company’s future capital requirements will depend on a number of factors, including the timing and completion of the proposed merger transaction and the level of resources required to support planned operations. However, there can be no assurance that additional financing will be available on acceptable terms, or at all. If the Company is unable to obtain additional capital when needed, it may be required to delay, reduce, or eliminate certain operating activities and strategic initiatives.

As a result of the Company’s recurring operating losses, limited cash resources, and need for additional financing to fund its operations and capital requirements, substantial doubt exists regarding the Company’s ability to continue as a going concern through the twelve months from the date these financial statements are issued. Management’s plans to mitigate these conditions include raising additional capital and completing the proposed merger with EVTV; however, these plans have not alleviated the substantial doubt as there can be no assurance they will be successfully implemented or that sufficient funding will be obtained.

These financial statements do not include any adjustments relating to the recoverability or classification of assets or the amounts and classification of liabilities that may be necessary should the Company be unable to continue as a going concern.

Note 3 - Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), expressed in U.S. dollars. The accompanying condensed financial statements reflect all adjustments including normal recurring adjustments, which, in the opinion of the Company’s management, are necessary to present fairly the financial position, results of operations, and cash flows for the period presented in accordance with U.S. GAAP. References to U.S. GAAP issued by the Financial Accounting Standards Board (“FASB”) in these accompanying notes to the financial statements are to the FASB Accounting Standards Codification (“ASC”). The condensed financial statements have been prepared assuming the Company will continue as a going concern.

AZIO AI CORPORATION
NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS
FOR THE PERIOD FROM JANUARY 1, 2026 TO JUNE 30, 2026

The accompanying unaudited condensed financial statements reflect adjustments (including normal, recurring adjustments) necessary to present fairly the financial position of the Company as of June 30, 2026, and December 31, 2025, its results of operations, changes in stockholders’ deficit, and cash flows for the six months ended June 30, 2026, in conformity with U.S. GAAP. The interim results for the six months ended June 30, 2026, are not necessarily indicative of the results to be expected for the year ending December 31, 2026, or for any future interim periods. These unaudited condensed financial statements should be read in conjunction with the audited financial statements and notes thereto for the period ended December 31, 2025. The significant accounting policies and estimates used in preparing these unaudited condensed financial statements were applied on a basis consistent with those reflected in the December 31, 2025, Financial Statements.

Forward stock split

The Company amended its Certificate of Incorporation to increase the authorized common shares from 10,000 to 100,000,000 and reduce the par value from $0.0001 to $0.00001 per share. The amendment also authorized 10,000,000 shares of preferred stock, which had not previously been authorized.

In connection with the amendment, on February 10, 2026, the Company effected a forward split of its issued and outstanding shares of common stock at a ratio of 1,000-for-1. As a result of the forward stock split, each issued and outstanding share of the Company’s common stock prior to the effective time of the forward stock split were split into 1,000 shares of common stock and the total number of issued and outstanding shares of common stock increased from 10,000 shares to 10,000,000 shares.

All common stock and preferred stock share quantities, per share amounts, and par values presented in these financial statements and accompanying notes have been retrospectively adjusted to reflect the effect of the par value change and forward stock split as if they had occurred at the beginning of the earliest period presented. Accordingly, an amount equal to the par value of the additional shares issued as a result of the par value change and forward stock split was reclassified from additional paid-in capital to common stock.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Making estimates requires management to exercise significant judgment. Such estimates may be subject to change as more current information becomes available and accordingly the actual results could differ significantly from those estimates. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. The Company evaluates its estimates on an ongoing basis and makes revisions to these estimates.

Segment Information

The Company identifies operating segments as components of the enterprise for which discrete financial information is available and is regularly reviewed by the chief operating decision maker (“CODM”) to allocate resources and assess performance. The Company operates as a single operating and reportable segment. See Note 9 — Segment Information for further information.

Cash

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. As of June 30, 2026, and December 31, 2025, there was a cash balance of $102,081 and $1,000, respectively. The Company did not have any cash equivalents as of June 30, 2026 or December 31, 2025.

AZIO AI CORPORATION
NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS
FOR THE PERIOD FROM JANUARY 1, 2026 TO JUNE 30, 2026

Prepaid Expenses

Prepaid expenses consist primarily of advance payments for professional services and advisory fees for which services had not yet been performed as of the balance sheet date. Such amounts are recognized as expense or capitalized, as applicable, when the related services are performed. As of June 30, 2026, and December 31, 2025, prepaid expenses totaled $40,000 and $0 respectively and primarily relate to advance payments related to anticipated legal and accounting services.

Inventories

Inventories are stated at the lower of cost and net realizable value. Cost is determined using the first-in, first-out (FIFO) method. Inventories are comprised of finished goods. Inventories consist primarily of finished goods, including Bitcoin mining hardware, related consumables, transformers, electrical power-distribution equipment, containerized mining systems, connectivity equipment, and other products purchased for resale.

Deferred Revenue

Contract liabilities, or deferred revenue, comprise amounts collected from customers for goods that have not yet been delivered and revenue that has not yet been earned. Contract liabilities primarily consist of customer deposits received in advance of the delivery of goods and are recognized as revenue when the Company satisfies its performance obligations and transfers control of the goods to the customer. The timing of revenue recognition, billing, and cash collections may result in deferred revenue balances on the balance sheet.

As of June 30, 2026, and December 31, 2025, the Company had deferred revenue of $4,033,230 and $0, respectively, representing customer deposits received for the future delivery of goods. The entire amount pertained to Envirotech Vehicles, Inc. which became the parent Company with effect from July 2026 (Refer Note 11). The Company expects to recognize the related revenue upon delivery of the goods to customers.

Credit Risk and Major Customers/Supplier Concentration

Financial instruments which potentially subject the Company to credit risk concentrations consist of cash. The Company maintains all its cash in commercial depository accounts, insured by the Federal Deposit Insurance Corporation. At times, cash deposits may exceed federally insured limits. Any loss incurred or lack of access to such funds could have an adverse impact on the Company’s financial condition, results of operations, and cash flows.

The Company had one customer whose revenue accounted for 100% of the Company’s total revenue for the six months ended June 30, 2026. The entire amount pertained to Envirotech Vehicles, Inc. which became the parent Company with effect from July 2026 (Refer Note 11).

During the six months ended June 30, 2026, two vendors accounted for substantially all of the Company's purchases. The Company is dependent on these vendors and may be adversely affected if either vendor is unable or unwilling to continue providing products or services on commercially reasonable terms.

Fair Value Measurements

The Company accounts for certain assets and liabilities at fair value in accordance with ASC 820, Fair Value Measurement. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a three-level hierarchy for fair value measurements based on the transparency of inputs used in the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities.

AZIO AI CORPORATION
NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS
FOR THE PERIOD FROM JANUARY 1, 2026 TO JUNE 30, 2026

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities in active markets or inputs that are observable for substantially the full term of the asset or liability.

Level 3 — Unobservable inputs supported by little or no market activity and reflecting the Company’s own assumptions about the assumptions market participants would use.

The carrying amounts of cash, accounts payable, and income tax payable approximate fair value due to their short-term nature. See Note 10—Fair Value Measurements of the financial statements for additional information on liabilities measured at fair value.

Revenue Recognition

The Company recognizes revenue in accordance with ASC Topic 606, Revenue from Contracts with Customers (“ASC 606”). Revenue will be recognized when control of promised goods or services is transferred to customers in an amount that reflects the consideration the Company receives in exchange for those goods or services.

The Company generates revenue from OEM server modules that consist of AI GPUs, immersion-cooled and hydro-cooled Bitcoin mining hardware and related consumables, transformers and electrical power-distribution equipment, containerized and modular systems, satellite connectivity equipment and services, and other supporting infrastructure solutions. The Company may also generate revenue from site preparation, installation coordination, testing and commissioning services, support services, and other managed infrastructure offerings.

In determining the appropriate revenue recognition treatment, the Company evaluates contracts with customers through the following five-step model:

1.	Identification of the contract with a customer.
2.	Identification of the performance obligations in the contract.
3.	Determination of the transaction price.
4.	Allocation of the transaction price to the performance obligations in the contract.
5.	Recognition of revenue when or as performance obligations are satisfied.

Where the Company delivers a fully operational installation combining mining hardware, cooling, transformers, electrical and power-distribution work, installation, and commissioning, the goods and services are not separately identifiable and are accounted for as a single performance obligation recognized over time using a cost-to-cost input method, as the customer controls the asset as it is created (ASC 606-10-25-27(b)).

The Company acts as principal and recognizes revenue on a gross basis. Consideration received before performance is recorded as deferred revenue and recognized as obligations are satisfied.

Disaggregation of Revenue

The following table provides information about disaggregated revenue by timing of revenue recognition:

For the six months ended,
June 30, 2026
Timing of revenue recognition
Products and services transferred over time	$232,800
Products and services transferred at a point in time	-
Total revenue	$232,800

AZIO AI CORPORATION
NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS
FOR THE PERIOD FROM JANUARY 1, 2026 TO JUNE 30, 2026

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC Topic 740, Income Taxes (“ASC 740”), which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and the measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. The Company is currently not aware of any issues under review that could result in significant payments, accruals, or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Net Loss per Share

Basic net loss per share is computed by dividing net loss by the weighted average number of common shares outstanding during the reporting period. Diluted net loss per share is computed similar to basic net loss per share except that the denominator is increased to include the number of additional common stock that would have been outstanding if the potential common stock equivalents had been issued and if the additional common stock were dilutive. Potentially dilutive securities are excluded from the computation of diluted net loss per share if their effect is antidilutive.

For the six months ended,
June 30, 2026
Net loss	$(3,765,776)
Weighted-average number of common shares outstanding – Basic and diluted	10,000,000
Basic and diluted loss per share	$(0.38)

The following potentially dilutive shares were excluded from the computation of diluted net loss per share for the periods presented because including them would have been antidilutive:

June 30, 2026
February 2026 Convertible note	222,584
April 2026 Convertible note	107,053
Total	329,637

Recent Accounting Pronouncements:

Recent Accounting Pronouncements, not yet adopted:

ASU 2024-03, “Disaggregation of Income Statement Expenses (“DISE”)” (“ASU 2024-03”) requires disclosures about specific types of expenses included in the expense captions presented on the face of the income statement as well as disclosure about selling expenses. ASU 2024-03 is effective for fiscal years beginning after December 15, 2027, with early adoption permitted. The Company is currently evaluating the impact of this ASU on its financial statements and disclosures.

AZIO AI CORPORATION
NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS
FOR THE PERIOD FROM JANUARY 1, 2026 TO JUNE 30, 2026

There are no other new recently issued accounting standards that will have a material impact on the Company’s financial statements. As such Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

Recent Accounting Standards Adopted by the Company

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which requires entities to expand their existing income tax disclosures, specifically related to the rate reconciliation and income taxes paid. The standard is effective for the Company beginning in fiscal year 2025. The Company adopted the standard prospectively, as of January 1, 2025.

Note 4 - Related party transactions

Loans to related parties

During the six months ended June 30, 2026, the Company issued promissory notes with principal balances of $189,130 and $117,460 to two members of the Company's Board of Directors. The notes are non-interest-bearing prior to maturity and are due and payable on May 31, 2026. Amounts remaining unpaid after the maturity date bear interest at a rate of 8% per annum. The promissory notes were fully repaid during the period.

Loan from related party

During the period ended December 31, 2025, a member of the Company’s Board of Directors advanced $1,000 to the Company. The advance was non-interest bearing, unsecured, and due on demand. The advance was repaid in full during the six months ended June 30, 2026.

During the six months ended June 30, 2026, the Company received advances of $100,000 from an entity under common control with the Company. The advances are non-interest bearing, unsecured, and due on December 29, 2026. The advances remained outstanding as of June 30, 2026.

Due to related parties

During the period ended December 31, 2025, directors of the Company made payments on behalf of the Company totaling $23,723. During the six months ended June 30, 2026, the amount due to the related parties was fully repaid.

Accrued expenses, related party

As of June 30, 2026, and December 31, 2025, accrued expenses payable to related party was $0 and $8,867, respectively.

Note 5 - Convertible Notes, net

Below is the summary of the convertible notes outstanding as on June 30, 2026.

	February 2026 Convertible Note	April 2026 Convertible Note	Total Convertible Notes, net
Principal amount	$100,000	$50,000	$150,000
Interest expense for the six months ended June 30, 2026	1,890	418	2,308
Loss on fair value adjustment for the six months ended June 30, 2026	66,651	30,643	97,294
Balance as of June 30, 2026	$168,541	$81,061	$249,602

AZIO AI CORPORATION
NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS
FOR THE PERIOD FROM JANUARY 1, 2026 TO JUNE 30, 2026

February 2026 Convertible Note

On February 12, 2026, the Company entered into a Note Purchase Agreement with Pegasus Technology LLC (“Pegasus”), pursuant to which the Company issued and sold to Pegasus a convertible promissory note in the principal amount of $100,000 (the “February 2026 Convertible Note”) for a purchase price of $100,000. The proceeds from the issuance of the February 2026 Convertible Note were used for general working capital purposes.

The February 2026 Convertible Note bears interest at 5% per annum, calculated on a simple, non-compounding basis, and matures on February 12, 2031, the fifth anniversary of the issuance date, unless earlier converted or prepaid in accordance with its terms. No payments of principal or interest are required prior to maturity, other than as specifically provided in the February 2026 Convertible Note. The Company may prepay all or any portion of the outstanding indebtedness at any time in cash prior to maturity.

Upon the occurrence of a Trigger Event, defined in the February 2026 Convertible Note as the occurrence of an initial public offering (“IPO”) of the Company’s common stock or a reverse takeover (“RTO”) transaction involving the Company, whichever is first, the February 2026 Convertible Note may be converted, in whole or in part, only beginning on the sixth trading day following such Trigger Event. In the event of an IPO, the February 2026 Convertible Note is convertible into shares of the Company’s common stock. In the event of an RTO or similar transaction, the February 2026 Convertible Note is convertible into shares of common stock of the acquiror, successor, or resulting public company, as applicable, into which the Company’s common stock is exchanged or converted in connection with such transaction. The holder may elect to convert all or any portion of the outstanding indebtedness, and the Company may elect to convert all or any portion of the outstanding indebtedness. The conversion price is equal to 50% of VWAP, where VWAP is calculated based on the volume-weighted average price of the applicable issuer’s common stock for the five trading days immediately preceding the applicable conversion date, subject to the calculation mechanics specified in the February 2026 Convertible Note. If the applicable issuer’s common stock is not listed or quoted on a trading market, the February 2026 Convertible Note provides for alternative market price or fair value determinations, as applicable. The VWAP calculation is subject to equitable adjustment for stock dividends, stock splits, combinations, recapitalizations, and similar transactions.

The February 2026 Convertible Note is subject to certain conversion limitations, including a 9.99% beneficial ownership limitation and a 19.99% exchange cap, unless the required stockholder approval is obtained or such approval is not required under applicable stock exchange rules.

Events of default include, among other matters, failure to pay amounts when due, subject to applicable cure periods, and certain bankruptcy, insolvency, or similar events. Upon an event of default, Pegasus may declare the outstanding indebtedness immediately due and payable, and the interest rate increases to 10% per annum during the continuance of the default.

In connection with the Note Purchase Agreement, Pegasus was granted certain piggyback registration rights with respect to shares issuable upon conversion of the February 2026 Convertible Note, including shares of the applicable acquiror, successor, or resulting public company issuable upon conversion in connection with an RTO, subject to the terms and limitations set forth in the Note Purchase Agreement.

The February 2026 Convertible Note represents share-settled debt that requires or may require the Company to settle the debt instrument by delivering a variable number of shares determined based on the amount of indebtedness being converted, including accrued and unpaid interest, at a conversion price equal to 50% of the applicable VWAP. The Company elected to apply the fair value option under ASC 825-10 at inception of the note and the liability will be re-measured at fair value at each reporting period with the changes in the fair value of the liability recognized in earnings.

AZIO AI CORPORATION
NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS
FOR THE PERIOD FROM JANUARY 1, 2026 TO JUNE 30, 2026

As of June 30, 2026, the fair value of the February 2026 Convertible Note was $168,541.

For the six months ending June 30, 2026, the Company recorded interest expense of $1,890 and a loss on the fair value adjustment of convertible debt of $66,651 related to the February 2026 Convertible Note.

April 2026 Convertible Note

On April 30, 2026, the Company entered into a Note Purchase Agreement with AKJ Capital LLC (“AKJ”) pursuant to which the Company issued and sold to AKJ a convertible promissory note in the principal amount of $50,000 (the “April 2026 Convertible Note”) for a purchase price of $50,000. The proceeds from the issuance of the April 2026 Convertible Note were used for general working capital purposes.

The April 2026 Convertible Note bears interest at 5% per annum, calculated on a simple, non-compounding basis, and matures on April 30, 2031, the fifth anniversary of the issuance date, unless earlier converted or prepaid in accordance with its terms. No payments of principal or interest are required prior to maturity, other than as specifically provided in the Convertible Note. The Company may prepay all or any portion of the outstanding indebtedness at any time prior to maturity.

Upon the occurrence of a Trigger Event, defined in the April 2026 Convertible Note as the occurrence of an initial public offering (“IPO”) of the Company’s common stock or a reverse takeover (“RTO”) transaction involving the company, whichever is first, the April 2026 Convertible Note may be converted, in whole or in part, only beginning on the sixth trading day following such Trigger Event. In the event of an IPO, the April 2026 Convertible Note is convertible into shares of the Company’s common stock. In the event of an RTO or similar transaction, the April 2026 Convertible Note is convertible into shares of common stock of the acquiror, successor, or resulting public company, as applicable, into which the Company’s common stock is exchanged or converted in connection with such transaction. The holder may elect to convert all or any portion of the outstanding indebtedness, and the Company may elect to convert all or any portion of the outstanding indebtedness. The conversion price is equal to 50% of VWAP, where VWAP is calculated based on the volume-weighted average price of the applicable issuer’s common stock for the five trading days immediately preceding the applicable conversion date, subject to the calculation mechanics specified in the April 2026 Convertible Note. If the applicable issuer’s common stock is not listed or quoted on a trading market, the April 2026 Convertible Note provides for alternative market price or fair value determinations, as applicable. The VWAP calculation is subject to equitable adjustment for stock dividends, stock splits, combinations, recapitalizations and similar transactions.

The April 2026 Convertible Note is subject to certain conversion limitations, including a 9.99% beneficial ownership limitation and a 19.99% exchange cap, unless the required stockholder approval is obtained or such approval is not required under applicable stock exchange rules.

Events of default include, among other matters, failure to pay amounts when due, subject to applicable cure periods, and certain bankruptcy, insolvency, or similar events. Upon an event of default, AKJ may declare the outstanding indebtedness immediately due and payable, and the interest rate increases to 10% per annum during the continuance of the default.

In connection with the Note Purchase Agreement, AKJ was granted certain piggyback registration rights with respect to shares issuable upon conversion of the April 2026 Convertible Note, including shares of the applicable acquiror, successor, or resulting public company issuable upon conversion in connection with an RTO, subject to the terms and limitations set forth in the Note Purchase Agreement.

AZIO AI CORPORATION
NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS
FOR THE PERIOD FROM JANUARY 1, 2026 TO JUNE 30, 2026

The April 2026 Convertible Note represents share-settled debt that requires or may require the Company to settle the debt instrument by delivering a variable number of shares upon conversion determined based on the amount of indebtedness being converted, including accrued and unpaid interest, at a conversion price equal to 50% of the applicable VWAP. The Company elected to apply the fair value option under ASC 825-10 at inception of the note and the liability will be remeasured at fair value at each reporting period with changes in the fair value of the liability recognized in earnings.

As of June 30, 2026, the fair value of the April 2026 Convertible Note was approximately $81,061.

For the six months ending June 30, 2026, the Company recorded interest expense of $418 and a loss on the fair value adjustment of convertible debt of $30,643 related to the April 2026 Convertible Note.

Note 6 – Other income

During the quarter ended March 31, 2026, the Company recognized $25,000 of other income related to a transaction deposit received from EVTV under the Letter of Intent (“LOI”). The deposit became non-refundable upon the occurrence of a contractual trigger related to EVTV’s common stock trading below $1.00 per share for five consecutive trading days during the due diligence period. The acquisition transaction was not terminated as a result of this event. During the six months ended June 30, 2026, the Company recognized the $25,000 deposit as acquisition-related income within other income. Other income for the six months ended June 30, 2026, was $25,000.

Note 7 - Equity

Common Stock

The Company is authorized to issue 100,000,000 shares of common stock at par value $0.00001 each.

On February 10, 2026, the Company effected a 1,000-for-1 forward stock split, increasing its issued and outstanding common shares from 10,000 to 10,000,000 shares. All share amounts, per-share amounts, and par values presented herein have been retrospectively adjusted to reflect the forward stock split and par value change for all periods presented.

As of June 30, 2026, and December 31, 2025, there were 10,000,000 shares of common stock issued and outstanding.

Preferred Stock

In connection with the February 12, 2026, amendment to the Certificate of Incorporation, the Company is authorized to issue 10,000,000 shares of preferred stock at par value $0.00001 each. As of June 30, 2026, and December 31, 2025, there were no shares of preferred stock issued and outstanding.

Note 8 - Commitments and Contingencies

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business. Management is currently not aware of any such legal proceedings or claims that could have, individually or in the aggregate, a material adverse effect on our business, financial condition, or operating results.

Note 9 - Segment Information

The Company operates as a single operating segment. The Company’s CODM is the chief executive officer, who has ultimate responsibility for the operating performance of the Company and the allocation of resources. The CODM uses net loss as the primary measure to manage the business. The Company has recently commenced its operations, and the CODM reviews revenue, cost of revenue, general and administrative and sales and marketing expenses as a key component of operating results and cash usage to manage and forecast cash to ensure enough capital is available to achieve its business plan over the short-term period (i.e. less than a year). The CODM does not segment the business for internal reporting or decision making.

AZIO AI CORPORATION
NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS
FOR THE PERIOD FROM JANUARY 1, 2026 TO JUNE 30, 2026

Net loss is also used to monitor budget versus actual results, and actual results compared against budget are used in assessing segment performance and establishing management compensation.

Significant segment expenses that are regularly provided to the CODM and included within the reported measure of segment profit or loss are sales and marketing and general and administrative expenses. The statement of operations reflects these significant segment expenses and other segment items for the six months ended June 30, 2026.

The measure of segment assets is total assets, as reported on the condensed balance sheets as of June 30, 2026.

The Company currently operates exclusively within the United States.

Note 10 – Fair Value Measurements

The following tables present fair value information as of June 30, 2026. The Company’s financial liabilities that were accounted for at fair value on a recurring basis indicate the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value:

June 30, 2026	Fair Value	(Level 1)	(Level 2)	(Level 3)
Liabilities:
February 2026 Convertible Note	$168,541	$-	$-	$168,541
April 2026 Convertible Note	81,061	-	-	81,061
Balance as on June 30, 2026	$249,602	$-	$-	$249,602

Measurement

February 2026 Convertible Note

The Company established the initial fair value for the February 2026 Convertible Note as of February 12, 2026, which was the date the February 2026 Convertible Note was funded. As of June 30, 2026, the fair value was remeasured using a Monte Carlo Simulation Model ("MCM") to estimate the fair value of the debt instrument. The MCM was used to estimate the fair value of the February 2026 Convertible Note as of June 30, 2026 and for subsequent measurement periods. The change in fair value between February 12, 2026, and June 30, 2026, was recognized in the statement of operations under change in fair value of financial instruments.

The February 2026 Convertible Note was classified within Level 3 of the fair value hierarchy as of June 30, 2026, due to the use of unobservable inputs. The key inputs into the Monte Carlo Simulation Model for the February 2026 Convertible Note were as follows at June 30, 2026:

June 30, 2026
Risk-free interest rate	3.90%
Expected term (years)	4.62
Volatility	128.80%
Stock Price	$1.67

April 2026 Convertible Note

The Company established the initial fair value for the April 2026 Convertible Note as of April 30, 2026, which was the date the April 2026 Convertible Note was funded. As of June 30, 2026, the fair value was remeasured using a Monte Carlo Simulation Model ("MCM") that fair values the debt. The MCM was used to estimate the fair value of the April 2026 Convertible Note as of June 30, 2026 and for subsequent measurement periods.

AZIO AI CORPORATION
NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS
FOR THE PERIOD FROM JANUARY 1, 2026 TO JUNE 30, 2026

The April 2026 Convertible Note was classified within Level 3 of the fair value hierarchy as of June 30, 2026, due to the use of unobservable inputs.

June 30, 2026
Risk-free interest rate	3.90%
Expected term (years)	4.83
Volatility	128.80%
Stock Price	$1.67

Level 3 Changes in Fair Value

The change in the fair value of the Level 3 financial liabilities for the period from December 31, 2025, to June 30, 2026, is summarized as follows:

	February 2026 Convertible Note	April 2026 Convertible Note	Total
Fair value as of December 31, 2025	$-	$-	$-
Initial fair value at issuance	100,000	50,000	150,000
Interest expense	1,890	418	2,308
Change in fair value	66,651	30,643	97,294
Fair value as of June 30, 2026	$168,541	$81,061	$249,602

Transfers to/from Levels 1, 2 and 3 are recognized at the end of the reporting period in which a change in valuation technique or methodology occurs. There were no transfers to or from the various levels for the six months ended June 30, 2026.

Note 11 - Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date and through September 15, 2026, the date that the financial statements were available to be issued. Based upon this review, other than as described below and elsewhere in these financial statements, the Company did not identify any other subsequent events that would have required adjustment or disclosure in the financial statements.

Merger with Envirotech Vehicles

In July 2026, Azio AI entered into a merger agreement with Envirotech Vehicles, Inc. (“EVTV”), pursuant to which the companies combined through a two-step merger transaction. Upon completion of the transaction, Azio AI became a wholly owned subsidiary of EVTV, and EVTV remained the publicly traded parent company of the combined organization. As consideration, holders of Azio AI common stock received an aggregate of 2,460,351 shares of EVTV common stock, subject to certain adjustments and limitations, and 973,450 shares of EVTV Series A Non-Voting Convertible preferred stock. Each preferred share is convertible into 100 shares of EVTV common stock, subject to stockholder approval and other applicable requirements. As a result, Azio AI stockholders received a minority voting interest at closing through the issuance of EVTV common stock, with a significant portion of the economic consideration represented by the non-voting convertible preferred stock.

During the six months ended June 30, 2026, the Company recognized approximately $232,800 of revenue from Envirotech Vehicles, Inc. related to sales of the units. As of June 30, 2026, Envirotech Vehicles, Inc. was not a related party of the Company.

On July 2, 2026, in connection with merger agreement, Envirotech Vehicles, Inc. became the parent company of the Company. Accordingly, transactions with Envirotech Vehicles, Inc. subsequent to July 2, 2026 are considered related-party transactions. The transaction did not result in an adjustment to revenue recognized during the six months ended June 30, 2026.

Loan from related party

Subsequent to June 30, 2026, and through the date that these financial statements were available to be issued, the Company received additional advances of $550,000 in addition to the existing balance received from an entity under common control with the Company.

Appendix D

CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF AZIO AI HOLDINGS, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

Azio AI Holdings, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

On September 11, 2026, a resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at the annual meeting of stockholders held on November 2, 2026, in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:

That ARTICLE IV of the Amended and Restated Certificate of Incorporation of the Corporation, as amended to date, be and hereby is further amended by deleting the first four paragraphs thereof and inserting in their place the following:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock,” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue 355,000,000 shares, each with a par value of $0.00001 per share. 350,000,000 shares shall be Common Stock and 5,000,000 shares shall be Preferred Stock. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by (in addition to any vote of the holders of one or more series of Preferred Stock that may be required by the terms of this Certificate of Incorporation (this “Certificate”)) the affirmative vote of the holders of shares of stock of the Corporation representing a majority of the votes represented by all outstanding shares of stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

That, effective at 12:01 a.m., Eastern Time, on          , 2026 (the “Effective Time”), a one-for-[●] reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which each [●] ([●]) shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time (“Old Common Stock”) shall be reclassified and combined into one share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (“New Common Stock”).

No fractional shares of New Common Stock will be issued in connection with the reverse stock split. Stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to rounding up of their fractional shares to the nearest whole share of New Common Stock. No stockholders will receive cash in lieu of fractional shares.

Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of New Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraphs. Any certificate for one or more shares of the Old Common Stock not so surrendered shall be deemed to represent one share of the New Common Stock for each [●] ([●]) shares of the Old Common Stock previously represented by such certificate.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer this [●] day of [●], 2026.

Azio AI Holdings, Inc. By: __________________________________ Chris Young, Chief Executive Officer

Appendix E

AZIO AI HOLDINGS, INC. 2026 EQUITY INCENTIVE PLAN

Azio AI Holdings, Inc.

2026 Equity Incentive Plan

ii

Azio AI Holdings, Inc. 2026 Equity Incentive Plan

Article I.    Purposes and Definitions

Section 1.01    Purposes of this Plan; Structure.

(a)

The purposes of this Plan are (i) to attract and retain the best available personnel for positions of substantial responsibility, (ii) to provide additional incentive to Employees, Directors and Consultants, and (ii) to promote the success of the Company’s business.

(b)

This Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Cash-Based Awards and Other Stock-Based Awards.

Section 1.02    Definitions. In addition to the other terms defined herein, as used herein the following definitions will apply:

(a)	“Administrator” means the Board or any of its Committees as will be administering this Plan, in accordance with Section 2.02.

(b)	“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person.

(c)

“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under this Plan.

(d)

“Award” means, individually or collectively, a grant under this Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, or Cash-Based Award or Other Stock-Based Award granted under this Plan. No Award granted under the Plan shall include any provision for automatic “reload” grants of additional Awards.

(e)

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under this Plan, which Award Agreement shall be is subject to the terms and conditions of this Plan.

(f)	“Board” means the Board of Directors of the Company.

(g)	“Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 3.06.

(h)

“Change in Control” means, except as may be otherwise prescribed by the Administrator in an Award Agreement made under this Plan or as otherwise provided in another plan or agreement applicable to the Participant, the occurrence of any of the following events, subject to the provisions of Section 1.03:

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(i)

Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this Section 1.02(h)(i), the acquisition of additional stock by any one Person, who immediately prior to such acquisition is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the shareholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this Section 1.02(h)(i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities.

(ii)

Board Turnover. Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board” as modified by this Section 1.02(h)(ii)) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board (either by specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest or the use of any proxy access procedures in the Company’s organizational documents with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

(iii)

Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this Section 1.02(h)(iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s shareholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in clause (B)(3) of this Section 1.02(h)(iii). For purposes of this Section 1.02(h)(iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

2

(iv)

Reorganization, Merger or Consolidation. A consummation of a reorganization, merger or consolidation (a “Business Combination”), excluding, however, such a Business Combination pursuant to which: (A) the individuals and entities who were the beneficial owners of the total voting power of the stock of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries); (B) no Person (excluding any Person who immediately prior to such Business Combination is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company) beneficially owns, directly or indirectly, more than 50% of the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the entity resulting from such Business Combination; and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination. Notwithstanding the foregoing, the Closing (as defined in the Amended and Restated Agreement and Plan of Merger, entered into as of July 2, 2026 by and among (i) Azio AI Corporation, a Delaware corporation; (ii) Envirotech Vehicles, Inc., a Delaware corporation; (iii) EV-AZ Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary Envirotech Vehicles, Inc., and (iv) Azio AI, LLC, a Delaware limited liability company and a wholly owned subsidiary of Envirotech Vehicles, Inc. (the “Closing”) shall not constitute a Change in Control.

(i)

“Code” means the Internal Revenue Code of 1986, as amended, and reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(j)	“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 2.02.

(k)	“Common Stock” means the common stock, par value $0.00001 per share, of the Company, or any other class of stock into which the common stock is reclassified after the date of this Plan.

(l)	“Company” means Azio AI Holdings, Inc., a Delaware corporation, or any successor thereto.

(m)

“Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

3

(n)

“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.” Controlled”, “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing a Person (the “Controlled Person”) shall be deemed Controlled by (a) any other Person (the “10% Owner”) (i) owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast 10% or more of the votes for election of directors or equivalent governing authority of the Controlled Person or (ii) entitled to be allocated or receive 10% or more of the profits, losses, or distributions of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a 10% Owner ) of the Controlled Person; or (c) a spouse, parent, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

(o)	“Director” means a member of the Board.

(p)

“Disability” means, except as otherwise provided by the Administrator in the applicable Award Agreement, total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(q)

“Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Administrator or as otherwise provided by this Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

(r)	“Effective Date” means the date of approval and adoption of this Plan by the Board and the shareholders of the Company.

(s)

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company, provided that neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company or any Parent or Subsidiary of the Company.

(t)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u)	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)

If the Common Stock is listed on any established stock exchange or a national market system (other than an over-the counter market, which will not be considered an established stock exchange of national market system for the purposes of this definition), including without limitation the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

4

(ii)

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii)	In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator; and

(iv)

The Administrator is authorized to adopt another fair market value pricing method provided such method is stated in the applicable Award Agreement and is in compliance with the fair market value pricing rules set forth in Code Section 409A.

(v)	“Fiscal Year” means the fiscal year of the Company.

(w)

“Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(x)	“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(y)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z)	“Option” means a stock option granted pursuant to this Plan.

(aa)	“Outside Director” means a Director who is not an Employee.

(bb)	“Other Stock-Based Award” means an Award denominated in Shares and granted pursuant to Section 3.06.

(cc)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(dd)	“Participant” means the holder of an outstanding Award.

(ee)	“Performance Award” means an Award of Performance Shares or Performance Units.

(ff)

“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 3.05.

(gg)

 “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 3.05.

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(hh)

“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ii)

“Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

(jj)	“Prior Plan” means the Envirotech Vehicles, Inc. 2017 Equity Incentive Plan, as amended.

(kk)	“Plan” means this 2026 Equity Incentive Plan.

(ll)	“Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 3.03, or issued pursuant to the early exercise of an Option.

(mm)

“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 3.04. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(nn)	“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to this Plan.

(oo)	“Section 16(b)” means Section 16(b) of the Exchange Act.

(pp)	“Securities Act” means the Securities Act of 1933, as amended.

(qq)	“Service Provider” means an Employee, Director or Consultant.

(rr)	“Share” means a share of the Common Stock, as adjusted in accordance with Section 4.05.

(ss)	“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 3.02 is designated as a Stock Appreciation Right.

(tt)	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter exist‐ing, as defined in Code Section 424(f).

Section 1.03    Additional Interpretations. For purposes of Section 1.02(h), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. For the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

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Article II.    Stock Subject to this Plan; Administration.

Section 2.01    Stock Subject to this Plan.

(a)

Subject to the provisions of Section 2.01(b) and Section 4.05, the maximum aggregate number of Shares that may be subject to Awards and issued or transferred under this Plan is 14,5000,000 shares of Common Stock (“Shares”). The Shares may be authorized but unissued, or reacquired Common Stock. Shares underlying any portion of an award granted under the Prior Plan that, following the Effective Date, is terminated by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares shall be available for the grant of new Awards under the Plan. The maximum aggregate number of Shares set forth above in the first sentence of this Section 2.01(a) shall be reduced by any Shares underlying awards granted under the Prior Plan on or following September 10, 2026 and prior to the Effective Date.

(b)

If an Award expires or becomes un-exercisable without having been exercised in full or, with respect to other Awards, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under this Plan (unless this Plan has terminated). With respect to the exercise of Stock Appreciation Rights and Options, the gross Shares covered by such exercise will cease to be available under this Plan. Shares that have actually been issued under this Plan under any Award will not be returned to this Plan and will not become available for future distribution under this Plan; provided, however, that if Shares issued pursuant to Awards are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under this Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholdings related to an Award will not become available for future grant or sale under this Plan. To the extent an Award under this Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under this Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 4.05, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 2.01(a), plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under this Plan pursuant to this Section 2.01(b).

(c)	The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Plan.

Section 2.02    Administration of this Plan.

(a)	Procedure.

(i)

Administrative Bodies. To the extent required by Applicable Laws, the Compensation Committee of the Board shall administer this Plan. To the extent permitted by Applicable Laws different Committees with respect to different groups of Service Providers may administer this Plan.

(ii)

Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)	Other Administration. Other than as provided above, this Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to satisfy Applicable Laws.

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(b)

Powers of the Administrator. Subject to the provisions of this Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)	to determine the Fair Market Value;

(ii)	to select the Service Providers to whom Awards may be granted hereunder;

(iii)	to determine the number of Shares to be covered by each Award granted hereunder;

(iv)	to approve forms of Award Agreements for use under this Plan;

(v)

to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder, with such terms and conditions including, but not being limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)	to determine whether an Award will be settled in Shares, cash, other property or in any combination thereof;

(vii)	to construe and interpret the terms of this Plan and Awards granted pursuant to this Plan;

(viii)

to prescribe, amend and rescind rules and regulations relating to this Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws;

(ix)

to modify or amend each Award (subject to Section 4.14(b)), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards; provided, however, that in no case will an Option or Stock Appreciation Right be extended beyond its original maximum term;

(x)	to allow Participants to satisfy tax withholding obligations in a manner prescribed in Section 4.06(b);

(xi)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii)

to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award, to the extent permitted under Code Section 409A;

(xiii)

to correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Award Agreement and to make all other determinations and take such other actions with respect to this Plan or any Award as the Administrator may deem advisable to the extent not inconsistent with the provisions of this Plan or applicable law; and

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(xiv)	to make all other determinations deemed necessary or advisable for administering this Plan.

(c)

Option or Stock Appreciation Right Repricing. Except in connection with a corporate transaction or event described in Section 4.05(a), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights, or cancel outstanding “underwater” Options or Stock Appreciation Rights (including following a Participant’s voluntary surrender of “underwater” Options or Stock Appreciation Rights) in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights, as applicable, without approval of the Company’s stockholders. This Section 2.02(c) is intended to prohibit the repricing of “underwater” Options and Stock Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 4.05(a). Notwithstanding any provision of this Plan to the contrary, this Section 2.02(c) may not be amended without approval of the Company’s stockholders.

(d)

Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws

Section 2.03    Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

Section 2.04    Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Administrator or as officers or employees of the Company or any of its Affiliates, to the extent permitted by applicable law and the Company’s organizational documents, members of the Board or the Administrator and any officers or employees of the Company or any of its Affiliates to whom authority to act for the Board, the Administrator or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

Article III.    Awards.

Section 3.01    Stock Options.

(a)

Grant of Options. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.

(b)

Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

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(c)

Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 3.01(c), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and the calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder.

(d)

Term of Option. The term of each Option will be stated in the Award Agreement. In the case of any Option, the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e)	Option Exercise Price and Consideration.

(i)	Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, subject to the following:

(1)	In the case of an Incentive Stock Option:

(A)

granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share (or the fair market value per Share as determined in accordance with Treas. Reg. 1.409A-1(b)(5)(iv)(A)) on the date of grant;

(B)

granted to any Employee other than an Employee described in Section 3.01(e)(i)(1)(A), the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant;

(2)

In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant (or the fair market value per Share as determined in accordance with Treas. Reg. 1.409A-1(b)(5)(iv)(A)).

(3)

Notwithstanding the foregoing provisions of this Section 3.01(e), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

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(ii)

Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)

Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (4) to the extent permitted by Applicable Laws, consideration received by the Company under a broker assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with this Plan; (5) by net exercise; (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company. A promissory note may not be used as a form of consideration for exercising an Option.

(f)	Exercise of Option.

(i)

Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder will be exercisable according to the terms of this Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and this Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 4.05. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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(ii)

Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to this Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to this Plan.

(iii)

Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to this Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to this Plan.

(iv)

Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to this Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to this Plan. .

Section 3.02    Stock Appreciation Rights.

(a)

Grant of Stock Appreciation Rights. Subject to the terms and conditions of this Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to a Stock Appreciation Right, notwithstanding the exercise of the Stock Appreciation Right. The Company will issue (or cause to be issued) such Shares promptly after the Stock Appreciation Right is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 4.05.

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(b)	Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

(c)

Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 3.02(f) will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of this Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under this Plan. Stock Appreciation Rights which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award Agreement, specifying the number of Stock Appreciation Rights to be exercised and the date on which such Stock Appreciation Rights were awarded and vested.

(d)

Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)

Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under this Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 3.01(d) relating to the maximum term and Section 3.01(f) relating to exercise also will apply to Stock Appreciation Rights.

(f)

Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; and (ii) the number of Shares with respect to which the Stock Appreciation Right is exercised. At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

(g)

Deemed Exercise of Stock Appreciation Rights. If, on the date on which a Stock Appreciation Rights would otherwise terminate or expire, the Stock Appreciation Right by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such Stock Appreciation Right, then any portion of such Stock Appreciation Right which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

Section 3.03    Restricted Stock.

(a)

Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

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(b)

Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)

Transferability. Except as provided in this Section 3.03 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)	Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)

Removal of Restrictions. Except as otherwise provided in this Section 3.03, Shares of Restricted Stock covered by each Restricted Stock grant made under this Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)

Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)

Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. To the extent permitted under Applicable Laws, any such dividends or distributions will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

Section 3.04    Restricted Stock Units.

(a)

Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under this Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)

Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(c)

Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator or as set forth in the applicable Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

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(d)

Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e)

Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to Shares represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Administrator, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Administrator. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of Shares represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per Share on such date. Such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award.

(f)	Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

Section 3.05    Performance Units and Performance Shares.

(a)

Issuance. Performance Awards may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)

Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)

Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Performance Award will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

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(d)

Performance Targets and Goals. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion (“Performance Goals”). Performance Goals shall be established by the Administrator on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(i)

Performance Measures. Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Administrator prior to the grant of the Performance Award. As specified by the Administrator, Performance Measures may be calculated with respect to the Company and its Subsidiaries consolidated therewith for financial reporting purposes, one or more Subsidiaries or such division or other business unit of any of them selected by the Administrator. Unless otherwise determined by the Administrator prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Administrator, occurring after the establishment of the Performance Goals applicable to the Performance Award. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Measures unsuitable, the Administrator may in its discretion modify such Performance Measures or the goals or actual levels of achievement regarding the Performance Measures, in whole or in part, as the Administrator deems appropriate and equitable. Performance Measures may be based upon one or more of the following, as determined by the Administrator, or such criteria as the Administrator may determine: (1) revenue; (2) sales; (3) expenses; (4) operating income; (5) gross margin; (6) operating margin; (7) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; (8) pre-tax profit; (9) net operating income; (10) net income; (11) economic value added; (12) free cash flow; (13) operating cash flow; (14) balance of cash, cash equivalents and marketable securities; (15) stock price; (16) earnings per share; (17) return on shareholder equity; (18) return on capital; (19) return on assets; (20) return on investment; (21) total shareholder return; (22) employee satisfaction; (23) employee retention; (24) market share; (25) customer satisfaction; (26) product development; (27) research and development expenses; (28) completion of an identified special project; and (29) completion of a joint venture or other corporate transaction.

(ii)

Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Administrator.

(e)

Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

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(f)

Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units or Performance Shares will be made at the time provided for in the applicable Award Agreement. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(g)

Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares will be forfeited to the Company, and again will be available for grant under this Plan.

(h)

Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to Shares represented by Performance Share Awards until the date of the issuance of such Shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Administrator, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Administrator. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of Shares represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per Share on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, Shares, or a combination thereof as determined by the Administrator, and may be paid on the same basis as settlement of the related Performance Share. Dividend Equivalent Rights shall not be paid with respect to Performance Units.

Section 3.06    Cash-Based Awards and Other Stock-Based Awards. Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Administrator shall establish. Such Award Agreements may incorporate all or any of the terms of this Plan by reference and shall comply with and be subject to the following terms and conditions.

(a)

Grant of Cash-Based Awards. Subject to the provisions of this Plan, the Administrator, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Administrator may determine.

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(b)

Grant of Other Stock-Based Awards. The Administrator may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Administrator) in such amounts and subject to such terms and conditions as the Administrator shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of a Share and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

(c)

Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Administrator. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on such Shares, as determined by the Administrator. The Administrator may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 3.05, as shall be established by the Administrator and set forth in the Award Agreement evidencing such Award. If the Administrator exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant may depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 3.05.

(d)

Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, Shares or other securities or any combination thereof as the Administrator determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 3.05. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Code Section 409A.

(e)

Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to Shares represented by Other Stock-Based Awards until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Administrator, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 3.04(e). Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards.

(f)

Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Administrator may impose such additional restrictions on any Shares issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any state securities laws or foreign law applicable to such Shares.

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Section 3.07    Form of Award Agreements. In the event of a conflict between the terms of any Award Agreement and the provisions in the body of this Plan, the provisions in the body of this Plan shall control.

Article IV.    Additional Provisions Applicable to this Plan and Awards

Section 4.01    Outside Director Compensation Limit; Minimum Vesting Requirement. Notwithstanding anything to the contrary contained in this Plan, in no event will any Outside Director in any one calendar year be granted compensation, including cash compensation, for such service having an aggregate maximum value (measured at the date of grant, as applicable, and calculating the value of any Awards based on the grant date fair value for financial reporting purposes) in excess of $750,000; provided, however, that this limit shall not apply to distributions of previously deferred compensation under a deferred compensation plan maintained by the Company or compensation received by the Director in his or her capacity as an executive officer or employee of the Company. Notwithstanding any other provision of the Plan to the contrary, no Award (or portion thereof) granted under the Plan shall vest earlier than the first anniversary of the date of grant of such Award; provided, however, that the foregoing minimum vesting requirement shall not apply to: (i) Awards granted in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines; (ii) Awards granted to Outside Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of the Company’s stockholders, provided that such next annual meeting is held at least 50 weeks after the immediately preceding year’s annual meeting; (iii) any additional Awards the Committee may grant covering, in the aggregate, a number of Shares not to exceed five percent (5%) of the total number of Shares reserved and available for issuance under the Plan as of the Effective Date (subject to adjustment under Section 4.05) and (iv) any Awards granted pursuant to agreements entered into, and contingent on, the Closing. Nothing in this Section 4.01 shall limit or restrict the Administrator’s discretion to accelerate the vesting of any Award in connection with or following a Participant’s termination of service or in connection with a Change in Control, in each case to the extent permitted under the Plan.

Section 4.02    Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. This Plan and each Award Agreement under this Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. In no event will the Company have any obligation under the terms of this Plan to reimburse a Participant for any taxes or other costs that may be imposed on Participant as a result of Section 409A.

Section 4.03    Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

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Section 4.04    Limited Transferability of Awards. Unless determined otherwise by the Administrator in compliance with Code Section 409A, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate. For the avoidance of doubt, Awards may not be transferred to financial institutions.

Section 4.05    Adjustments; Dissolution, Merger, Etc.

(a)

Adjustments. In the event that any extraordinary cash dividend, stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, split-off, spin-out, combination, repurchase, or exchange of Shares or other securities of the Company, other change in the corporate structure of the Company, partial or complete liquidation or distribution of assets, issuance of rights or warrants to purchase securities, or any other corporate transaction having an effect similar to any of the foregoing occurs, the Administrator, to the extent equitably required in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under this Plan, will adjust the number and class of shares of stock that may be delivered under this Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, other Award terms, and the numerical Share limits of Section 2.01; provided, however, that any such adjustment to the number of Shares that may be issued with respect to Incentive Stock Options set forth in Section 2.01(b) will be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail to so qualify.

(b)

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, settled, or otherwise paid out, an Award will terminate immediately prior to the consummation of such proposed action, and any portion of an Award that remains subject to vesting or other forfeiture conditions as of such time will be forfeited without consideration.

(c)	Change in Control.

(i)

Except as otherwise set forth in an Award Agreement, in the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an Affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices.

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(ii)

In the event of a Change in Control where the successor corporation does not assume or substitute for the Award (or portion thereof), a Participant who is not an Outside Director will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

(iii)

For the purposes of this Section 4.05(c) and Section 4.05(d), unless otherwise provided in an applicable Award Agreement, an Award (for purposes of this Section 4.05(c)(iii), a “Replaced Award”) will be considered assumed or substituted if the award immediately after such replacement or substitution: (A) is of the same or a substantially similar type as the Replaced Award; (B) has a value at least equal to the value of the Replaced Award; (C) either is denominated in cash or relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control; (D) if the Participant holding the Replaced Award is subject to U.S. federal income tax under the Code, has tax consequences to such Participant under the Code that are generally no less favorable to such Participant than the tax consequences of the Replaced Award (provided that the Company does not guarantee any particular tax treatment with respect to any assumption or substitution award described in this Section 4.05(c)(iii)); and (E) has other terms and conditions which are generally no less favorable to the Participant holding the Replaced Award than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent termination of employment or change in control). An assumption or substitution award described in this Section 4.05(c)(iii) may be granted only to the extent it does not result in the Replaced Award or such replacement or substitution award failing to comply with or be exempt from Code Section 409A. Without limiting the generality of the foregoing, the assumption or substitution award may take the form of a continuation of the Replaced Award if the requirements of the two preceding sentences are satisfied. The determination of whether the conditions of this Section 4.05(c)(iii) are satisfied will be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

(iv)

Notwithstanding anything in this Section 4.05(c) to the contrary, and unless otherwise provided in an Award Agreement, if an Award that vests, is earned or paid-out under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section 4.05(c) will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

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(v)

The Administrator may, without affecting the number of Shares reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Code Section 409A, any other applicable provisions of the Code.

(d)

Outside Director Awards. In the event of a Change in Control, with respect to Awards granted to an Outside Director, the Outside Directors will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable.

Section 4.06    Tax Withholding.

(a)

Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligation is due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, non-U.S. or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)

Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, and subject to Applicable Laws, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by such methods as the Administrator shall determine, including, without limitation, (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (iii) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld, or (v) any combination of the foregoing methods of payment. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

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Section 4.07    Compliance with Securities Laws. The grant of Awards and the issuance of Shares pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under this Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

Section 4.08    No Effect on Employment or Service. Neither this Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

Section 4.09    Repurchase Rights. Shares issued under this Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Administrator in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of Shares hereunder and shall promptly present to the Company any and all certificates representing Shares acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

Section 4.10    Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

Section 4.11    Forfeiture Events.

(a)

Any Award Agreement (or any part thereof) may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain or earnings related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Administrator in accordance with (i) any Company clawback or recoupment policy or policies as adopted from time to time, including any policy that is adopted to comply with the requirements of any applicable laws, rules, regulations, stock exchange listing standards or otherwise (in each case, the “Clawback Policy”), or (ii) any applicable laws that impose mandatory clawback or recoupment requirements under the circumstances set forth in such laws, including as required by the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or other applicable laws, rules, regulations, or stock exchange listing standards, as may be in effect from time to time, and which may operate to create additional rights for the Company with respect to awards and the recovery of amounts relating thereto. By accepting awards under the Plan, the Participants consent to be bound by the terms of the Clawback Policy, if applicable, and agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company in its efforts to recover or recoup any award, any gains or earnings related to any award, or any other amount paid under the Plan or otherwise subject to clawback or recoupment pursuant to such laws, rules, regulations, stock exchange listing standards or Company policy. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to facilitate the recovery or recoupment by the Company from the Participant of any such amounts, including from the Participant’s accounts or from any other compensation, to the extent permissible under Code Section 409A. The Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 4.11 is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy or otherwise will be an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or a Subsidiary or Parent of the Company.

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(b)

Notwithstanding any other provision of this Plan, if the Participant’s service to the Company or any of its Affiliates as a Service Provider is terminated or ceases for any reason, then any Award which has not vested as of such time in accordance with its terms shall automatically be forfeited and cancelled and shall cease to vest, be exercisable or otherwise provide any benefit to Participant, provided that such provision may be modified in any Award Agreement.

(c)

The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of additional of specified events as determined by the Administrator, in addition to any otherwise applicable vesting or performance conditions of an Award.

Section 4.12    Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

Section 4.13    Term of Plan. This Plan will become effective upon the Effective Date. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 4.14. Upon its effectiveness, the Plan shall supersede the Prior Plan such that no further awards shall be made under the Prior Plan. The Plan shall not, in any way, affect awards under the Prior Plan that are outstanding as of the Effective Date.

Section 4.14    Amendment and Termination of this Plan.

(a)	Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate this Plan.

(b)	Shareholder Approval. The Company will obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

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(c)

Effect of Amendment or Termination. No amendment, alteration, suspension or termination of this Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company, except in the case of adjustments made pursuant to Section 4.05. Termination of this Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under this Plan prior to the date of such termination.

Section 4.15    Conditions Upon Issuance of Shares.

(a)

Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)

Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

Section 4.16    Shareholder Approval. This Plan will be presented for approval by the shareholders of the Company within twelve (12) months after the date this Plan is adopted by the Board. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws. No Option granted under this Plan may be treated as an Incentive Stock Option if this Plan is not approved by shareholders of the Company within twelve (12) months after the date this Plan is adopted by the Board.

Section 4.17    Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any of its Affiliates’ retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

Section 4.18    Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under this Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

Section 4.19    Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of this Plan shall not in any way be affected or impaired thereby.

Section 4.20    No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or any of its Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company any of its Affiliates to take any action which such entity deems to be necessary or appropriate.

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Section 4.21    Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to this Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. Neither the Company nor any of its Affiliates shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any of its Affiliates and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or any of its Affiliates. The Participants shall have no claim against the Company or any of its Affiliates for any changes in the value of any assets which may be invested or reinvested by the Company with respect to this Plan.

Section 4.22    Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of this Plan and each Award Agreement, and any and all claims, proceedings or causes of action relating to this Plan or any Award Agreement or arising from this this Plan or any Award Agreement or the transactions contemplated herein or therein, including, without limitation, tort claims, statutory claims and contract claims, shall be interpreted, construed, governed and enforced under and solely in accordance with the substantive and procedural laws of the State of Delaware, in each case as in effect from time to time and as the same may be amended from time to time, and as applied to agreements performed wholly within the State of Delaware.

Section 4.23    Substitution of Stock-Based Awards. Notwithstanding anything in this Plan to the contrary:

(a)

Awards may be granted under this Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted stock, restricted stock units or other stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Company or any Subsidiary of the Company. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Code Section 409A. The Awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of this Plan, and may account for Common Stock substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

(b)

In the event that a company acquired by the Company or any Subsidiary of the Company or with which the Company or any Subsidiary of the Company merges has shares available under a pre-existing plan previously approved by shareholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for Awards made after such acquisition or merger under this Plan; provided, however, that Awards using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Company or any Subsidiary of the Company prior to such acquisition or merger.

(c)

Any Common Stock that is issued or transferred by, or that is subject to any awards that are granted by, or become obligations of, the Company under Section 4.23(a) or Section 4.23(b) will not reduce the shares of Common Stock available for issuance or transfer under this Plan or otherwise count against the limit contained in Section 2.01, except as otherwise provided in this Plan. In addition, no shares of Common Stock subject to an award that is granted by, or becomes an obligation of, the Company under Section 4.23(a) or Section 4.23(b), will be added to the aggregate limit contained in Section 2.01 of this Plan.

***

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AZIO AI HOLDINGS, INC.

ANNUAL MEETING OF STOCKHOLDERS – NOVEMBER 2, 2026 AT 9:00 AM PACIFIC TIME

CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of Azio AI Holdings, Inc. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint each of Chris Young and Jason Maddox, with power of substitution, for and in the name of the undersigned to attend the 2026 annual meeting of stockholders of the Company to be held at HTTPS://EDGE.MEDIA-SERVER.COM/MMC/GO/AZIO2026AGM, on November 2, 2026 beginning at 9:00 AM, Pacific Time, or at any adjournment or postponement thereof, and there to vote, as designated below.

This proxy, when properly executed, will be voted in the manner directed herein.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/AZIO
PHONE:	1-866-752-VOTE(8683)

↓ **Please ensure you fold then detach and retain this Proxy** ↓

1616068804.2

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal	→	FOR	WITHHOLD	
Proposal 1	→	**FOR**	**WITHHOLD**	
Election of Directors: Larry G. Paige II		☐	☐	

CONTROL ID:
REQUEST ID:

Note

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____
____
____

THE BOARD OF DIRECTORS RECOMMENDS VOTING 'FOR' THE DIRECTOR NOMINEE NAMED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, 4, 5, 6, AND 7.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2026

____
(Print Name of Stockholder and/or Joint Tenant)

____
(Signature of Stockholder)

____
(Second Signature if held jointly)

1616068804.2